CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
        SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE OMMISSIONS.



                                                            EXHIBIT 10.26
                                                            -------------
                         MASTER JOINT VENTURE AGREEMENT

             This Master Joint Venture Agreement (the "Agreement") is made as of this 30th day of October, 1996 by and among ThermoLase Corporation, a Delaware corporation having its principal offices at 10455 Pacific Center Ct., San Diego, California 92121-4339, U.S.A. ("ThermoLase"), Franklin Holding, S.A., a French corporation having its principal offices at 37, av. Franklin Roosevelt, 75008 Paris, FRANCE ("Franklin Holding"), and Mr. Yves Micheli, a citizen of Switzerland ("Micheli").

        WHEREAS, the parties have agreed that it is in their mutual best interests to form a joint venture for the commercialization of certain laser-based technology for the removal of human hair and the exfoliation or rejuvenation of skin in France; and

        WHEREAS, the parties have agreed upon the terms of certain agreements and documents necessary for the formation of such joint venture; and

        WHEREAS, the formation of the joint venture will occur no later than November 15, 1996, upon the finalization of the drafting of the contractual documentation and the completion of certain other actions relating thereto;

        NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. No later than November 15, 1996 (the "Closing Date"), subject to the provisions of this Agreement, the parties shall have taken the following actions:

             a. Franklin Holdings, Jacques Dessange Management, Benjamin Dessange, Bernard Sagon, Michel Couvin and Daniel Conte will form a French S.A. ("DBC Holding"), of which Franklin Holdings will own at least 51%, and shall have applied for registration of DBC Holdings with the Registry of Commerce of Paris;

             b. Micheli and DBC Holdings will form a French SA (the "SA"), of which Micheli, either personally or through a holding company, will own 15.8% and DBC Holdings will own 84.2%, and shall apply or have applied for registration of SA with the Registry of Commerce of Paris;

                                        1PAGE

             c. ThermoLase and SA will form a French SAS (the "SAS") having By-laws and a Shareholders Agreement in the forms attached hereto as Exhibits A and B , respectively , and shall apply have applied for registration of SAS with the Registry of Commerce of Paris;

             d. ThermoLase and SA will form a Delaware limited liability company (the "LLC") having an Operating Agreement in the form attached hereto as Exhibit C , and the Certificate of Formation of the LLC will be filed with the Secretary of State of the State of Delaware;

             e. ThermoLase will license certain technology to the LLC pursuant to a License Agreement in the form attached hereto as Exhibit D, which shall be executed and delivered by each of them;

             f. LLC will sublicense such technology to SAS pursuant to a Sublicense Agreement in the form attached hereto as Exhibit E , which shall be executed and delivered by each of them;

             g. Franklin Holdings will license certain trademark rights in the name "Jacques Dessange" to SAS pursuant to a Trademark License in form and substance acceptable to the parties and ThermoLase, which shall be executed and delivered by Franklin Holdings and SAS;

             h. ThermoLase and SA will enter into an Option Agreement in the form attached hereto as Exhibit F, which shall be executed and delivered by each of them;

             i. ThermoLase and Franklin Holdings will agree to supply certain equipment and other materials to SAS pursuant to a Supply Agreement in the form attached hereto as Exhibit G , which shall be executed and delivered by each of them;

             j. Franklin Holdings, acting in the name and on behalf of SAS, will enter into a lease agreement for the rental of premises for use as a first location of a Spa Thira in France, which lease agreement shall be in form and substance reasonably acceptable to ThermoLase;

             k. Franklin Holdings, acting in the name and on behalf of SAS, will enter into various agreements with an architect, decorators and construction company or companies for the reconditioning of the premises leased as described above, all on terms and conditions reasonably acceptable to ThermoLase;

             l. Each party shall have received an accurate translation of each of the foregoing documents that has not been drafted in its native language, and such translation shall be an accurate reflection of the agreement of the parties. In addition, the French and English translations of each agreement shall be consistent in all respects.
                                        2PAGE

        2. Each party agrees to use its best efforts to take the actions set forth in Article 1 above by the Closing Date.

        3. No modifications to this Agreement or to any exhibits hereto shall be made except by a written instrument executed by all the parties hereto or, in the case of an agreement, a form of which is an exhibit hereto, the parties to such agreement; modifications or adjustments will nevertheless be permitted within reason until the Closing Date. A party's execution of any of the agreements referenced above in a form modified from that attached as an exhibit hereto shall presumptively evidence such party's consent to the form of the agreement executed, including all modifications thereto.

        4.   This  Agreement  shall  be  governed  by  the  laws  of  the
        Commonwealth of Massachusetts, U.S.A., without regard to its conflict of laws provisions. This Agreement may be executed in one or more counterparts, which, when taken together, shall constitute a single agreement.

        5. Any dispute, controversy or claim arising out of or relating to this Agreement or to a breach hereof, including its interpretation, performance or termination, shall be finally resolved by arbitration. The arbitration shall be conducted by one (1) arbitrator fluent in French and English, to be appointed by the presiding officer of the London Court of International
        Arbitration ("LCIA"). The arbitration shall be conducted in English and in accordance with the LCIA arbitration rules. The arbitration, including the rendering of the award, shall take place in London, England, and shall be the exclusive forum for resolving such dispute, controversy or claim. The decision of the arbitrator shall be binding upon the parties hereto, and the expense of the arbitration (including without limitation the award of attorneys' fees to the prevailing party) shall be paid as the arbitrator determines. The decision of the arbitrator shall be executory, and judgment thereon may be entered by any court of competent jurisdiction. Multiple arbitration proceedings relating to the same subject matter may be joined in the same proceeding.





                                        3PAGE

        IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above:

        THERMOLASE CORPORATION             FRANKLIN HOLDINGS, S.A.


        Charles K. Wittenberg              Jacques Dessange
        ---------------------------        ------------------------
        Charles K. Wittenberg
        Vice President


        YVES MICHELI


        Yves Micheli
        ---------------------------


               [Signature Page to Master Joint Venture Agreement]



















                                        4PAGE

                                                                EXHIBIT A



                                     S.A.S.

                        A Simplified Joint Stock Company
                         with a capital of frs. 250,000
                           and registered offices at:
                        37, avenue Franklin D. Roosevelt
                                   75008 PARIS


        The undersigned:

             -The ThermoLase Corporation, a joint stock company, created in accordance with the legal provisions of the State of Delaware, United States of America, with its main offices located at 10455 Pacific Center Court, San Diego, California 92101, United States
        of America, and a share of capital of US $        , corresponding
        to the equivalent of French francs        on the date of this
        instrument, i.e., a sum amounting at least to the sum stipulated under Article 262.1 of the law governing trade companies, represented for the purposes of this instrument by its Chairman, Mr. John Hansen, duly empowered for the purposes of this instrument by decision of its Board of Directors in its meeting
        of          , 1996 (referred to below as "ThermoLase"),

             -the (Dessange Holding) company, a joint stock company with a share capital of frs. 1,500,000, i.e., a sum amounting at least to the sum stipulated under Article 262-1 of the law governing trade companies, with registered offices at 37, avenue Franklin
        D. Roosevelt, 75008 Paris, represented by its Chief Executive Officer for the purposes of this instrument.

        Prior to drawing up and signing the Articles of Incorporation, the undersigned parties declare, each to the extent that it is concerned,

        That they have agreed to create a simplified joint stock company between them, without any public issue. The name of this company
        is                 , and its capital is frs. 250,000, divided
        into 1,000 shares of frs. 250 each, all cash shares, fully paid up at their face value.

        Each of the future partners has paid the sum corresponding to the amount of its subscription.

        The sum of frs. 250,000 corresponding to 1,000 shares of a face value of Frs. 250 each, fully subscribed and paid up at their
        face value, was deposited at the      along with a list of the
        subscribers.

                                        1PAGE

        Payments were established in the depository's certificate, issued
        on        , 1996, upon presentation of the list of the future
        partners, mentioning the shares of subscribed and the sums paid by each of them.

        The undersigned parties then declared, after having examined the list of the future partners, that the sums paid by them comply with the statements contained in said list and that they confirmed their subscription of the shares constituting the share capital, up to an amount of their respective payments, i.e.,

                                          Amount of the
                                 No. of    Subscription    Payments
               Subscribers       Shares      (in FF.)      (in FF.)

           ThermoLase              500       125,000       125,000
           Corporation
           (Dessange Holding)      500       125,000       125,000
           TOTAL                 1,000       250,000       250,000











                                        2PAGE

                            ARTICLES OF INCORPORATION

                                    CHAPTER I

                   FORM - OBJECT - NAME - REGISTERED OFFICES -
                               TERM - COMPANY YEAR


        Article I - Forum

        The company is a simplified joint stock company, governed by the provisions of law no. 94-1 of January 3, 1994, law no. 66-537 of July 24, 1966 and by these Articles of Incorporation. It may not make a public issue.

        Article 2 - Object

        The company's object in France (Metropolitan France and France's Overseas Departments except France's Overseas Territories) is to exercise, either directly or indirectly, health care activity such as beauty care and in particular the removal of body hair and skin care, by using technologies requiring laser, including requiring, if any, licenses or franchisees.

        All such, for itself as well as on behalf of third parties or by participating, by any way, such as by way of setting up a company, by subscription, by sleeping partnership, by merger and merger-acquisition, by loan, purchase or sale of securities or company shares, by "location-g_rance" of all on-going business ("fonds de commerce"), by sale or loan of all or part of its goods and real property and personal property rights, or by any other way.

        And, generally speaking, all financial, commercial, industrial, personal and real operations which may further or pertain to this object, directly or indirectly.

        Article 3 - Name

        The name of the company is                         .
                                   ------------------------

        All acts and documents issued by the company and intended for third parties must indicate the company's name immediately and legibly preceded or followed by the words "a simplified joint stock company" or the initials "SAS" and a statement of the amount of the share capital and the company's registration number in the Trade & Companies Register.

        Article 4 - Registered Offices

        The registered offices are at 37, avenue Franklin D. Roosevelt, 75008 Paris.
                                        3PAGE

        They may be transferred to any other place in France. A collective decision of the partners, made in accordance with Chapter IV of these Articles of Incorporation, is necessary to transfer the offices outside the geographic limits of the department of the registered offices.

        Article 5 - Term

        The company's term has been set at ninety-nine (99) years beginning on the date of its registration in the trade Register, except in the event of advance dissolution in accordance with the provisions of Article 37 of these Articles of Incorporation, or an extension by collective decision of the partners, ruling on the conditions of Article 24 below.

        Article 6 - the Company Year

        The company year begins on (January 1st) and ends on (December
        31st) of each year.

        As an exception, the first company year shall begin on the date of the company's registration in the Trade & Companies Register and end on (December 31st, 1997).

                                   CHAPTER II

                                CAPITAL - SHARES

        Article 7 - Capital

        The share capital has been set at the sum of frs 250,000. It is divided into 1,000 shares of frs. 250 each, all of the same category and fully paid up.

        Article 8 - Modification of the Share Capital

        The share capital may be increased or reduced on the conditions stipulated by law and these Articles of Incorporation.

        Article 9 - Paying up of Shares

        All share subscriptions in cash must be accompanied by immediate payment of the entire amount of the face value of the shares subscribed.

        Article 10 - Form

        Shares are registered.

        Ownership of a share is the result of its registration in the name of the holder (or holders) in the accounts kept for this purpose by the company, on the conditions and according to the methods stipulated by law for joint stock companies.

                                        4PAGE

        At the partner's request, a certificate testifying to the registration of the share in this account is issued to him (it) by the company.

        Article 11 - Indivisibility of shares

        Shares are indivisible in the company's eyes.

        Joint owners of shares are obliged to be represented on the Company by one person selected among them, considered as the sole owner, or by a sole representative. In the event of disagreement, the sole representative may be appointed by the court, at the request of the most diligent co-owner.

        The voting right attached to a share belongs to the beneficial owner in ordinary shareholders meetings and to the bare owner in extraordinary shareholders meetings. However, the shareholders may agree among themselves to distribute otherwise the exercise of the voting rights at the shareholders meetings. In this case, they shall inform the company of their decision by registered letter sent to the registered offices.

        Article 12 - Rights & Obligations attached to the shares

        1.   General rights & obligations

        All shareholders are entitled to information on the company's smooth running and discovery of certain company documents, on the dates and conditions stipulated by law and the Articles of Incorporation.
        The shareholders bear the burden of loss only up to the amount of the sums they have brought into the company.

        The possession of a share automatically implies compliance with the shareholders' decisions and with these Articles of Incorporation.

        The rights and obligations attached to the share follow it wherever it goes.

        2. Voting rights and the right to take part in shareholders meetings.

        The voting right attached to capital or dividend shares is proportional to the share in the capital they represent and each share entitles its owner to one vote.

        3.   Rights to the company's profit and assets.

        A share entitles its owner to a share in the profits and reserve, or in the company's assets at the time of any distribution, amortization or allotment during the company's lifetime or during its liquidation, which is proportional to the capital it represents.
                                        5PAGE

        Article 13 - Conveyance of shares

        1.   Terms & conditions for conveying shares

        The conveyance of shares is carried out in the eyes of the company or third parties by means of a transfer from the assignor's account to the assignee's account, upon presentation of a transfer order.
        This transfer is entered beforehand in a register with initialed, consecutively numbered pages, held chronologically, known as the "Share Transfer Register."

        The company is obliged to register these transfers as soon as it receives the order for the transfer of securities and within 6 days thereof at the latest.

        The transfer order, drawn up on a form provided or approved by the company, is signed by the assignor or its (his) representative.

        2.   Restrictions on the conveyance of shares

        All transfers of shares even between shareholders are prohibited for a period of 10 years, imposed by law, as of the signing of these Articles of Incorporation, except if all shareholders agree.

        The term "transfer" means any form of conveyance of shares, in full ownership, bare ownership or beneficial ownership, in any form whatsoever and according to any terms and conditions whatsoever, for valuable consideration or free of charge and in particular, without limitation, any contribution in kind, partial business transfer or swapping of the company's shares.

        The term "share" includes all existing shares or shares issued subsequently by the company;

        Article 14 - Change of Control

        All partners shall inform the company of the amount of their share capital, the list of their owner partners and the breakdown of their capital among them. When one or several of these partners are legal entities themselves, the notice shall contain the breakdown of the capital of these legal entities, it being understood that the result of this provision is not to obligate the partners to provide information on all the shareholders of listed companies.

        All change concerning this information, as well as any of the events referred to in paragraph b) below must be notified to the company within 30 days. All such notices shall be made by registered mail with return receipt.

                                        6PAGE

                                   CHAPTER III

                   THE ADMINISTRATION & CONTROL OF THE COMPANY

        Article 15 - The Chairman

        The Chairman is a real person who shall not be over 80, and need not be a partner. The Chairman is appointed by the Board of Directors, on proposal by Dessange Holding among the members of the Board of Directors which were appointed by Dessange Holding.

        He is appointed for an undetermined period of time.

        The Chairman's duties shall automatically cease if one of the following events occurs:

             -    death or disability

             -    resignation

             -    loss of his seat on the Board of Directors

             -ad nutum dismissal by Board of Directors. This dismissal will not have to be justified and will give no right to indemnification.

        In the event that one of the cases referred to above occurs, a new Chairman is appointed by decision of the Board of Directors, on proposal by Dessange Holding among the members of the Board of Directors which were appointed by Dessange Holding.

        Article 16 - Power of the Chairman - Remuneration

        I.   Powers

        The Chairman represents the company in the eyes of third parties, and is vested with the broadest powers to act under all circumstances on the company's behalf, within the limit of the company's object. He manages the company under the control of the Board of Directors and prepares, among other things, the Budget and the annual development plan which he submits to the Board of Directors for approval, and which he is responsible for executing.

        However, internally and without it being possible that this clause be put forth or opposed to third parties, the powers of the Chairman are limited by the powers which these Articles of Incorporation and the partners' subsequent collective partners' decisions reserve now or in the future for other company organs.

        In particular, the following must obtain the prior approval of the Board of Directors.

                                        7PAGE

        -the sale of tangible real property, the total or partial sale of equity interests, the creation of sureties and of securities, endorsements and guarantees;

        -the purchase or sale of assets or the commitment to make any expenditure for a unit amount exceeding frs. (100,000), inasmuch as this commitment, this acquisition or this sale is not provided for in the Budget;-the instituting of court proceedings or the settlement of all disputes for a unit amount in principal of frs. 100,000 or more, or for essential matters linked to the professional regulations applicable to the activities of the company or its subsidiaries, it being understood that the Board of Directors shall be informed in all events of all procedures pending the date of any Board meeting;

        -the signing of any contract with a subsidiary or with one of the partners of the company, or with a company affiliated with Thermo Electron or with Franklin Holding and the modification or waiver of any rights granted under such contracts;

        -and generally speaking, all operations not provided for in the Budget apt to have a substantial effect on the company's activity;

        The Chairman convenes Shareholders Meetings, establishes their Agenda and executes their decisions under the control of the Board of Directors.

        The Chairman may, with the prior authorization of the Board of Directors, grant all powers to a third party for one or several specific purposes, in the respect of the foregoing provisions.

        The representatives of the Works Committee shall exercise with the Chairman the rights defined in Article L.432-6 of the labor regulations.

        2.   Remuneration

        The Chairman's duties remuneration shall be determined by the Board of Directors.

        Article 17 - The Board of Directors

        1.   Composition

        The Company is managed by a Board of Directors composed of six real persons who shall not be over the age of 80, and who are not necessarily partners, appointed by the shareholders as stipulated hereafter.

        Every shareholder holding:

             -at least 1% and less than 20% of the company's capital may appoint one Director:
                                        8PAGE

             -at least 20% and less than 49% of the company's capital may appoint two Directors;

             -at least 49% and no more than 51% of the company's capital may appoint three Directors;

             -more than 51% and no more than 80% of the company's capital may appoint four Directors;

             -more than 80% and no more than 99% of the company's capital may appoint five Directors;

             -more than 99% of the company's capital may appoint six
        Directors.

        The term in office of members of the Board of Directors is one year, renewable indefinitely. The term ends at the end of the Ordinary Shareholders Meeting called to rule on the year's accounts, held the year during which the mandate expires, or pursuant to death, disability, resignation or the dismissal of the member of the Board of Directors.

        Any member of the Board of Directors may resign by registered letter with return receipt sent to the Chairman. The resignation comes into effect on the date of the receipt of the registered letter (the return receipt constitutes proof thereof) or in the absence of receipt on the day of the first presentation, unless the letter of resignation stipulates otherwise.

        Any member of the Board of Directors can be dismissed at any time by the partner who has appointed him, without it being possible that such dismissal call for the payment of damages, by registered mail with return receipt sent to the dismissed member, and to the Chairman for information and to each of the other members of the Board of Directors. Dismissal comes into effect on the date of the receipt of the registered letter by the dismissed member of the Board of Directors (the return receipt constitutes proof) or in the absence of receipt thereof on the date of the first presentation, unless the letter of dismissal provides otherwise.
        The partner who has appointed the director whose duties end for any reason whatsoever must, within thirty days, appoint a new director and inform the other members of the Board of Directors by registered letter with return receipt.

        2.   Smooth running of the Board of Directors

        a)   Time between meetings - Voting method

        The Board of Directors meets as long as the company's interests so require.

                                        9PAGE

        The Board meets regularly on the dates and in the place determined during previous Board meetings. Furthermore, the Board meets by notice of the Chairman or of two of its members who have taken this initiative to call the meeting.

        The decisions of the Board of Directors are made either during a meeting held in the registered offices or in any other place in the notice (with the participation, when appropriate, of certain directors, by teleconference), or by teleconference (by telephone or audiovisual), or are the results of the consent of all the Board members expressed in an act.

        b)   Notice of meetings

        The members of the Board of Directors are convened by simple letter, telex or fax, sent eight days prior to the date of the meeting and mentioning the meeting's date, hour, place and Agenda.
        The notice sent to the directors consulted in a teleconference vote is made by all means, eight days in advance. The consultation may nonetheless take place immediately if all the partners take part therein. The Agenda is then determined by joint agreement of the partners.

        No action for annulment due to a failure to convene is admissible when all the Board members are present or represented.

        c)   Quorum

        The Board makes valid decisions only if at least two thirds of the directors are present or represented, and if at least one director appointed by (Dessange Holding) and at least one administrator appointed by ThermoLase Corporation are present.

        Any director may grant powers to another director, even by simple letter or telegram, to represent him at a meeting of the Board of Directors.

        The Board of Directors or a Committee created by the Board of Directors may invite a third person, at a majority of the Board or Committee members present, to participate in one of its meetings without any voting right.

        Furthermore, each partner may appoint two persons responsible for advising him, who may attend all meetings of the company's organs in an advisory capacity, inasmuch as these persons undertake to respect the confidentiality of the information or documents to which they might have access. The appointment and dismissal of these advisors, in order to be binding upon the company, is notified to the Board of Directors in writing.d) Majority

        Decisions are made by a positive vote of four or more members of the Board of Directors (present or represented), except when

                                       10PAGE
        these Articles of Incorporation state otherwise. In the event of a tie, the Chairman's vote is not the casting vote.

        The following decisions are made at a unanimous vote of the six members of the Board of Directors (present or represented):

        -unless they are provided for in the Budget or Development Plan, the creation and liquidation of all subsidiaries for managing a spa, the signing of all loan agreements with such a subsidiary, the financing of all increases in the capital of such a subsidiary.

        -unless they are provided for in the Budget or Development Plan, the acquisition or sale of securities and the taking out of interests, with the exception of current cash management operations on the financial market for a total amount of less at all times than FRF 500,000;

        -the adoption and, as the case may be, the modification of the company's annual budget (referred to below as "the Budget");

        -the appointment or replacement of the company's statutory auditors, auditing firm or bankers;

        -unless they are provided for in the Budget or Development Plan, investment decisions for an amount exceeding FRF 500,000;-unless they are provided for in the Budget or the Development Plan, the sale, transfer, rental, exchange, pledging or allocation as surety of all or a portion of the company's assets or business, as well as any surety, endorsement or guarantee granted in favor of a third party, including subsidiaries;

        -unless it is provided in the Budget or Development Plan, the subscribing of short, middle or long-term loans for an amount exceeding FRF 500,000;

        -the approval and as the case may be the modification of the annual development plan (referred to below as "the Development Plan");

        -the presentation to the General Meeting of the Partners of a proposal to liquidate the company or to modify its Articles of Incorporation.

        -unless it is provided for in the Budget or in the Development Plan, the lending, rental, allocation, transfer or sale of any copyrights, except in the case of the Company's normal, current operations.

        -unless it is provided for in the Budget or the Development Plan, the signing of any contract with a subsidiary or a partner of the company, or with any subsidiary or company affiliated with a partner or with any person owning a share in a partner's capital.

                                       11PAGE

        -decisions pertaining to the hiring of personnel, the signing of service agreements, or the dismissal of company executives or managers of each subsidiary, with the exception of the contracts of this nature referred to in the Development Plan or within the limits stipulated in the Budget.-the distribution of dividends, subject to the ratification of the General Meeting of the Partners in legal forms.

        -the definition of the powers of the bank's signature.

        -unless provided for in the Budget or in the Development Plan, the granting of loans to third parties for an amount exceeding FRF 50,000;

        -unless provided for in the Budget or in the Development Plan, the signing of contracts of over one year, involving expenditures (or the equivalent thereof in kind) for an amount exceeding FRF 250,000;

        -unless provided for in the Budget or in the Development Plan, the authorization, conclusions or execution of any fact or contract which might result in a modification in the distribution of the capital between ThermoLase Corporation and (Dessange Holding).

        -the authorization to issue a statement of the company's insolvency;

        e)   Minutes

        The proceedings of Meetings of the Board of Directors are recorded in minutes drawn up in accordance with the legal provisions in force, and signed by the Chairman (or in his absence by the Chairman of the Meeting) and at least one other member of the Board appointed by ThermoLase Corporation.
        When decisions are made by teleconference, the Chairman draws up, dates and signs, as rapidly as possible, the text of the minutes of the meeting containing the (i) identify of the voting directors, when appropriate the director represented by the latter (ii) that of the directors not taking part in proceedings (non-voting) as well as, (iii) for each motion, the identify of the directors with their respective votes (for or against).

        The Chairman sends out a copy of the minutes of the meeting by regular mail. The directors return their original copy to the Chairman after signing it, by regular mail, at their earliest convenience. The date of the last signature received making it possible to achieve the majority or the unanimous vote required for adopting a motion shall be considered as the date of the adoption of the motion at issue.

        Proof of the mailing and receipt of the minutes to the directors and the copies returned signed by the directors as indicated above are kept in the registered offices.
                                       12PAGE
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        When a decision is the result of the approval of all the members of the Board expressed in an act, a copy of this act is appended to the minutes of the board meeting.

        Article 18 - Powers of the Board of Directors

        The Board of Directors, a collegial organ, is responsible for administering and managing the company within the limits of the company's object, the provisions of these Articles of Incorporation and the legal provisions appearing in the Article 262-10 of the law governing trade companies reserving certain prerogatives to the body of partners as a whole, and within the limits of the exclusive power of representation with respect to third parties which the law confers upon the Chairman. In particular, it is responsible for adopting the annual Budget and supervises the execution thereof by the Chairman.

        a)   Committees

        The Board of Directors may decide to create committees composed of several members of the Board of Directors, responsible for studying or dealing with items submitted to it by itself or its Chairman. The Board of Directors determines the composition and prerogatives of the committee, which exercises them under its responsibility.

        The committees must record their proceedings in a register in the form of minutes and must communicate this register to the Board of Directors along with any report which the latter might request of them;

        No committee shall have the power to make decisions which require a unanimous vote of the Board of Directors and in particular those listed in article 17-2-d), above.

        b)   Delegation of Powers:

        The Board of Directors may, at a unanimous vote, delegate all special and temporary powers to a third party, to perform all acts or sign all contracts on the company's behalf, within the limits of the powers reserved to the General Meeting of the Partners and the Chairman pursuant to law and these Articles of Incorporation.

        Article 19 - Remuneration of members of the Board of Directors

        The Directors' duties are not remunerated. However, they are entitled to reimbursement of their expenses upon presentation of documents in proof and within the limits which the Board of Directors may decide to set.

        The members of the Board of Directors may receive no remuneration from the Company, be it permanent or otherwise, other than that
                                       13PAGE
        stipulated in the preceding paragraphs, unless they are bound to the company by an employment contract on the conditions authorized by law.

        Article 20 - Agreements between the Company and a member of the Board of Directors

        Any agreement signed between the company and one of the members of its partners who are members of the Board of Directors, either directly or indirectly or through an intermediary party, is subject to the prior approval of the Board of Directors.

        The same is true of agreements between the company and another company if one of the members of the Board of Directors of the company is a partner, manager, director, managing director, member of the Board of Trustees or of the Management Board of the other company.

        The member of the Board of Directors concerned shall not take place in the vote concerning the authorization.
        These agreements are authorized, approved by the partners on the conditions provided under Article 262-11 of the law of July 24, 1966.

        Article 21 - Statutory Auditors

        The company's accounts are audited by one or several statutory auditors in office, performing their duties in accordance with the law.

        One or several alternate statutory auditors, called upon to replace the auditors in office in the event of refusal, hindrance, resignation, death or replacement, are appointed at the same time as the acting statutory auditors and for the same term.

        The Statutory Auditors are appointed by decision of the shareholders' meeting.

        The statutory auditors are appointed for six financial years, their terms expire at the end of the collective decision of the partners ruling on the accounts of the sixth financial year.

        The statutory auditors are always re-eligible. In the event of their fault or hindrance, the statutory auditors may, at the request of the Chairman, the works committee, of one or several partners representing at last one tenth of the share capital, be removed from office prior to the normal expiry thereof, by court decision made on the conditions established by decree.

        A statutory auditor appointed to replace another shall remain in office only until the expiry of his predecessor's term.
        Statutory auditors are vested with the duties and powers conferred upon them by law. They must be informed of any
                                       14PAGE
        procedure for consulting the partners and must receive the same documents as those sent to the partners.

        The fees of the Statutory Auditors are paid by the Company.

                                   CHAPTER IV

                       COLLECTIVE DECISION OF THE PARTNERS

        Article 22 - Object

        1. The following decisions fall within the partners' exclusive prerogatives:

             -    the extension or modification of the company's object

             - the transfer of the registered offices outside the department

             -    appointment of Statutory Auditors

             - the approval of the annual accounts and the allocation of results

             -the approval of the agreements signed between members of the Board of Directors and the company, in accordance with
        Article 262-11 of the law of July 24, 1966;

             -the increase, amortization or reduction of the share capital, in particular in the cases stipulated in Article 13 above.

             -merger, partial business transfer or split;

             -the transformation of the company;

             -the dissolution of the company in the cases referred to in
        Article 37, paragraph 1;

             -the modification of the provisions governing restrictions of share transfers and the terms and conditions of such transfers;

             -more generally speaking, any amendment of the Articles of Incorporation, unless otherwise stipulated herein,

        2. Any other direction, including cases entailing a statutory amendment, may be made by the Board of Directors on the conditions stipulated in Article 17 above.

        Article 23 - Frequency of Consultations

                                       15PAGE
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        The partners must be consulted at least once per annum, within six months following the close of the company year, to approve the accounts of the year which has ended.

        Other collective decisions are made at any time of the year.

        Article 24 - Majority

        Unless otherwise expressly stipulated in the Articles of Incorporation or by the law, collective decisions are adopted by a number of partners representing three-quarters of the shares composing the share capital.
        Article 25 - Voting Rights

        The voting rights attached to the capital shares are proportional to the share in the capital they represent, and each share entitles its owner to one vote.

        (Exercise of the voting right attached to the shares of a Modified Partner is suspended as indicated in Article 14 of the Articles of Incorporation.)

        Article 26 - Methods for Consulting Partners

        The partners are consulted at the initiative of the Chairman, two members of the Board of Directors, a partner or the Statutory Auditor.

        Collective decisions are made either in General Meetings of the Partners, convened in the registered offices, or in any other place indicated in the notice, or by the Partners' signing of written resolutions or a private instrument, or by teleconferences (by telephone or audiovisual). The person who has taken the initiative of consulting the partners determines the method of consultation.

        Article 27 - General Meetings

        The convening of a General Meeting is optional.

        The partners are convened to general meetings by simple letter sent fifteen days prior to the meeting, and mentioning the date, hour, place and Agenda of the meeting. The Statutory Auditor is convened on the same conditions.
        Each partner may be represented by a person of his choice, be he a partner or not, vested with the powers for this purpose.

        When all the partners are present or represented, if they expressly accept, the general meeting can meet validly without a notice. The Agenda is then determined by joint agreement of the partners.

        Article 28 - Written Motions

                                       16PAGE
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        Decisions may also be made by written consent of the Partners.
        The draft of the proposed motions is sent by the person who has initiated the consultation of the partners, to each partner and, for information, to the company and the Statutory Auditor by registered mail with return receipt, regular mail, fax, electronic mail or by any other means establishing proof of mailing and receipt.

        The partners are entitled to fifteen days as of the date of the receipt of the motions to sign the draft motion if they agree and send it back to the Company's Chairman by registered mail with return receipt, regular mail or fax. A partner who has not sent back his reply within the foregoing period shall be considered as having refused the proposed motions.

        The date of the last written motion received enabling a majority or unanimous vote required for adopting the motion, shall be considered as the date of the adoption of the motion concerned. During the reply period, any partner may demand all additional explanations from the person who has taken the initiative to consult the partners or, as the case may be, the Company's Chairman.

        Proof of the mailing and receipt of the draft motions and the return copies of these motions signed by the partners as indicated above, shall be kept in the registered offices.

        Articles 29 - Private Instruments

        All collective decisions of the partners may also be adopted by the partners' signing of a private instrument containing the draft motions proposed.

        Article 30 - Decisions made by Teleconference (telephone or audiovisual)

        The Partners consulted by teleconference are convened by any means, eight days prior to the consultation.

        The consultation may nonetheless be carried out immediately if all the partners take part therein. The Agenda is then determined by joint agreement of the parties.

        When decisions are made by teleconference, the Chairman draws up the minutes of the meeting, at his earliest convenience, indicating:

        -the identify of the partners voting, as the case may be the partner which the latter represents; that of the partners not taking part in proceedings (non-voting);-and, for each motion, the identity of the partners with the content of their respective votes (adoption or rejection).
        The Chairman sends out a copy of the minutes of the general meeting by regular mail. The partners return their original copy
                                       17PAGE
        to the Chairman after signing it, by regular mail, at their earliest convenience. The date of the last signature received enabling the majority or unanimous vote required to adopt a motion, shall be considered as the date of adoption of the motion at issue.

        Documents in proof of the mailing and receipt of the minutes to the partners and the copies returned signed by the partners as indicated above, are kept in the registered offices.

        Article 31 - Minutes

        The decisions made by the partners in general meetings are recorded in minutes indicating the method of consultation, the place and date of the meeting, the identify of the partners present or their proxies, the documents and reports submitted to the meeting for discussion, a statement of the discussions, the texts of the motions put to a vote and the results of the votes. Minutes are signed by the Chairman of the meeting and a ThermoLase Corporation representative.

        The decisions adopted by signing written motions are recorded in the minutes drawn up and signed by the Chairman. These minutes mention the use of this procedure and the partners' responses are appended thereto.

        The decisions adopted by signing a private instrument are recorded in minutes drawn up and signed by the Chairman. A copy of the private instrument is appended to the minutes. The original of the private instrument is kept in the company's registered offices.

        The decisions adopted by teleconference are recorded in the minutes drawn up and signed by the Chairman and the partners, as indicated in Article 25 above. The minutes shall mention the use of this procedure.

        Article 32 - Information Provided to the Partners

        Regardless of the method of consultation, all consultations of the partners shall be preceded by information containing all the documents and information commonly sent to the shareholders of a joint stock company or held at their disposal in the registered offices on the conditions stipulated in Article 444 of law no. 66-537 of July 24, 1966 and 133 and 135 of enactment No. 67-236 of March 23, 1967, the reports of the Board of Directors are replaced, for the purposes of this instrument, by the Chairman's reports.

        This information shall be communicated to each partner at least fifteen days prior to the date of the consultation.

                                   CHAPTER VI

                                       18PAGE
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                 ACCOUNTS - ALLOCATION & DISTRIBUTION OF RESULTS

        Article 33 - Annual Accounts

        Regular accounts are kept of the company's operations, in accordance with law. The Chairman draws up a management report on the company's management during the past year.

        At the close of each year, the Chairman draws up the balance sheet, the income statement and the appendix, in accordance with law.

        Article 34 - Allocation & Distribution of Results

        The Income Statement, which recapitulates the year's proceeds and costs, indicates, on the basis of the difference between these two items, after deducting amortization and provisions, the year's profits or losses.

        At least one-twentieth of the year's profits, minus, as the case may be, previous losses, is deducted to create the reserve known as the "legal reserve." This levy ceases to be mandatory when the reserve amounts to one-tenth of the share capital; it must be resumed when, for any reason whatsoever, the reserve falls below this percentage.
        The distributable profit is made up of the year's profit, minus previous losses, and sums to be deposited in reserve accounts pursuant to law and the Articles of Incorporation, plus the profit carried forward.

        The partners are entitled to levy the sums they deem appropriate from the distributable profit, to allocate them to the appropriation of all optional, ordinary or extraordinary reserves, or to carry them forward, all in the proportions they determine. The balance, if any exists, is distributed in equal amounts among all the shares as dividends.

        Furthermore, the partners may decide to distribute sums levied from optional reserves, either to provide or supplement a dividend, or as an exceptional distribution. In the latter case, the decision expressly indicates the reserve items from which the levies are made.

        Except in the case of a reduction of the capital, no sums shall be distributed to the partners when shareholders equity has fallen or would fall, at the date of such deduction, below the amount of the capital plus the reserves of which the law or these Articles of Incorporation prevent the distribution.

        The revaluation differential may not be distributed. It cannot be totally or partially incorporated into the capital.

                                       19PAGE

        Losses, if any exist, are carried forward, after the approval of accounts, to be charged to the profits of subsequent years, until they are entirely wiped out.

        Article 35 - Methods for Paying Dividends

        The methods for paying dividends are determined by collective decision of the partners.

        The payment of dividends shall take place within a maximum period of nine months after the close of the year, unless this period is extended by permission of the court.

        Dividends may be paid in cash, in kind or in shares, including shares in the company.

        The distribution of any interim dividends, in cash or in kind or in shares, including shares in the company, may take place at any time, in accordance with law.

                                   CHAPTER VI

                   DISSOLUTION - LIQUIDATION - TRANSFORMATION

        Article 36 - Shareholders Equity Falling Below One Half of the Share Capital

        If, due to losses ascertained in accounting documents, the company's shareholders equity falls below one half of the share capital, the Chairman is obliged, within four months following the approval of the accounts revealing these losses, to consult the partners for the purpose of deciding whether it is fitting to dissolve the company in advance.

        If dissolution is not pronounced, the company is obliged, no later than at the close of the second company year following the year during which the losses were ascertained, and subject to the provisions of Article 71 of the law of July 24, 1966, to reduce its capital by a sum amounting at least to the sum of the losses which it has not been possible to charge to reserves, if within this period, the shareholders equity has not been brought back up to at least one half of the share capital.

        Failing consultation of the partners, all parties interested may
        request that the    Court dissolve the Company.  The same is true
        if the provisions of paragraph 2 above have not been applied.

        Article 37 - Advance Dissolution

        1. The company's dissolution occurs at the expiry of its term, or prior thereto, by decision of the partners, adopted at a majority of three-quarters of the shares composing the share capital.
                                       20PAGE

        2. The company is dissolved automatically if one of the following events occurs:

        a)judgment ordering receivership or liquidation or any other bankruptcy procedure against the company or one of its partners, subject to the regulations which apply in bankruptcy matters (unless otherwise decided by all the partners not affected by this situation confirming the Company's activity).

        b)judgment adopting a plan for the total sale of the assets, pronounced against one of the company's partners (unless otherwise decided by all the partners not affected by this situation confirming the Company's activity).

        c)dissolution, for any cause whatsoever (other than a merger or split) of one of the company's partners (unless otherwise decided by all the partners not affected by this situation conforming the Company's activity).

        d)   dissolution of ThermoLase France LLC


        e)in the event of the loss by one of the partners of its status partner (by means of the sale of all of its shares or otherwise), unless otherwise decided by the remaining partners, owning at least 50% of the company's shares, inasmuch as the latter have the possibility of approving one or several new partners on conditions determined by them.

        3.   Furthermore, the company is dissolved:

        a)At the request of ThermoLase Corporation notified to the other partners by registered mail with return receipt, within 6 months following the first anniversary date of the company's registration in the Trade & Companies Register, if the company has not opened, at the first anniversary date of the company's registration, an SPA in France utilizing the "Soft Light" technology for which it holds the license from ThermoLase France LLC.

        b)At the request of ThermoLase Corporation, notified to the other partners by registered mail with return receipt within 6 months following the second anniversary date of the first SPA opened by the company in France, utilizing "Soft Light" technology, if the consolidated sales of the company and its subsidiaries during these two years do not exceed US dollars 5,000,000.

        Article 38 - Liquidation

        Except in the cases of merger, split or the ownership of all the shares by one entity, the company's dissolution entails its liquidation.
                                       21PAGE
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        During liquidation, the company's activity is reduced to the settlement of its business, payment of its debts, and the performance of its obligations, the sale of its assets and the distribution, as the case may be, of the remaining assets to the partners, in proportion to their share in the company.Subject to the applicable regulations, every partner will have a preferential right to the goods or rights he had brought with him to the company.

        The partners are consulted at the end of the liquidation to rule on the final liquidation accounts, on the discharge of the liquidator for his management and release from his mandate and to establish the close of the liquidation.

        The decision is adopted at a two-third's majority of the shares composing the share capital.

        The sharing out of the liquidation dividend remaining after reimbursement of the face value of the shares is performed among the partners in the same proportions as their share in the capital.

        Article 39 - Transformation

        The company's transformation into a company of another form is always possible by collective decision of the partners at a majority of three-quarters of the shares composing the share capital, unless otherwise provided by law.

                                   CHAPTER VII

                                    DISPUTES

        Article 40 - Disputes - Election of Domicile

        Any disputes which might arise during the company's lifetime or its liquidation, either between the partners and the company or among the partners themselves, concerning company business, shall be settled definitely according to the Regulation of the International Arbitration Court of London ("LCIA") by one arbitrator ruling in accordance with this Regulation. London shall be the seat of the Court of Arbitration and the language of the arbitration shall be English, it being understood that the arbitrators shall have good knowledge of French.

                                  CHAPTER VIII

                           APPOINTMENT OF THE CHAIRMAN
                          AND OF THE STATUTORY AUDITORS

        Article 41 - The First Chairman

        The following person has been appointed as the Company's Chairman for a period of 1 year: Mr. _________________________
                                       22PAGE
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        The Chairman appointed above has accepted the mission which has just been entrusted to him, in a letter dated __________________, and declares that no incompatibility or any prohibition exists preventing him from accepting this office.

        Article 42 - First Statutory Auditors

        The following parties have been appointed as the Company's acting and alternate Statutory Auditors for a term of six (6) company years, ending at the end of the meeting of all the partners convened to close the accounts of the sixth company year:

        -as acting Statutory Auditor:
        Audit & Conseils Associ_s - ACA, SA, 64, rue du Rocher, 75008
        Paris
             __________________________________________
        -    as alternate Statutory Auditor:
             __________________________________________In a letter of
        ____________________, 1996, ACA and _____________________
        declared that they accepted the mission which has just been entrusted to them and that no incompatibility or factor prohibiting them from occupying office exists on their count.

                                   CHAPTER IX

                            MISCELLANEOUS PROVISIONS

        Article 43 - Commitments made for the account of the company being created

        The acts accomplished and commitments made for the account of the company, appearing on the list appended hereto, are incumbent upon the company, as of the date of the signing of this instrument or the date on which they were signed, with effect on the date of the company's registration in the Trade & Companies Register.

        The company's partners hereby empower the ___________________ company, duly represented by an empowered representative, to conclude and sign the acts listed in Appendix II hereto on behalf of the Company, prior to its registration in the Trade &
        Companies Register.

        Article 44 - Costs

        The costs, taxes and fees of these Articles of Incorporation, and those which shall ensue are to be paid by the Company.

        Article 45 - Publicity - Powers

        The publicity formalities required by law and the regulations are to carried out at the Chairman's discretion.

                                       23PAGE

                                           Drawn up in Paris
                                           in six copies
                                           on November, 1996


        _________________________          _________________________
        ThermoLase Corporation             (Dessange Holding)
        Represented by                     Represented by
        Mr. John Hansen                    Mr. _____________________
        acting as Chairman                 Acting as _______________





























                                       24PAGE
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                                                                EXHIBIT B

                            (THERMOLASE-DESSANGE) SAS

                               SHAREHOLDERS' PACT


        BETWEEN:

        The ThermoLase Corporation, a partnership formed under the laws of the State of Delaware, United States of America, whose head office is located at, 10455 Pacific Center Court, San Diego, California 92101, United States of America, represented for the purposes hereof by its President, Mr. John Hansen, duly authorized for the purposes hereof by a resolution of its Board of Directors dated ______________, 1996 (hereinafter referred to as "ThermoLase").
                                                          First Party

        AND;

        the [Dessange Holding] company, a public company capitalized at FRF 1.500.000, whose registered office is at 37, avenue Franklin
        D. Roosevelt, 75008 Paris, represented by its Chairman and Managing Director for the purposes hereof (hereinafter referred to as "SA").
                                                          Second Party

        PARTICIPANTS IN THE PACT:

        1. ThermoLase France L.L.C., a limited liability company incorporated under the laws of the State of Delaware, United States of America, whose head office is located at 10455 Pacific Center Court, San Diego, California 92101, United States of America, represented for the purposes hereof by its Chief Executive Officer Mr. _______, duly authorized for the purposes hereof by a resolution of its Board of Directors dated _________________, 1996 (hereinafter referred to as "LLC").

        2. The Franklin Holding Company, a public company capitalized at FRF 19.853.200, whose registered office is at 37, avenue Franklin D. Roosevelt, 75008 Paris, represented by its Chairman and Managing Director for the purposes hereof
        (hereinafter referred to as "Franklin Holding").

        3.        Yves Micheli's Company.

        4. Mr. Yves Micheli, resident in Geneva, Switzerland (address) (hereinafter referred to as "Yves Micheli").

                  DBC Holding Company, a public company capitalized at FRF 250.000, whose registered office is at 37, avenue Franklin D.
                                        1PAGE

        Roosevelt, 75008 Paris, represented by its Chairman and Managing Director for the purposes hereof (hereinafter referred to as "D.B.C. Holding").


        WHEREBY:

        1. ThermoLase Corporation and [Dessange Holding] (the "Parties") wishes to participate together in the joint development of beauty salons or spas (the "Spas") in France and in the French overseas departments (the "Territory"), dedicated to the use of procedures - whether patented or not - developed by the group [Thermo] and licensed by him and described in English in Appendix 1 hereto (hereinafter referred to as the "ThermoLase Technology"), or to grant a license to medical firms.

        2. In this context, the parties decided to incorporate the LLC in order to acquire the necessary rights on the ThermoLase Technology and entered into an Operating Agreement appended in Appendix 2-A.

        3. For this purpose, the Parties, in order to carry through the project, decided to set up a partnership, with the assistance and support of their main shareholders, Franklin Holding SA and Mr. Yves Micheli, participants herein. This partnership (hereinafter referred to as "SAS" will sign agreements with the holder of the rights to ThermoLase Technology, LLC, in order to (i) obtain a license for the said technology so that the Spas to be created by SAS and the medical firms could benefit therefrom either directly or indirectly through subsidiaries set up with this sole aim, and (ii) to acquire or enable the Spas and the doctors concerned to acquire products such as laster generators and lotions, vital for use of the ThermoLase Technology (the "Products"). The draft license agreement is appended hereto in Appendix 2-B.

        4. In the same way, SAS would sign an agreement with Franklin Holding SA, holder of the rights to the "Jacques Dessange" trademark, in order to obtain a license for the said trademark so that the Spas to be created by SAS could benefit therefrom. The draft trademark license agreement is appended hereto in Appendix 2-C.

        5. The parties considered it necessary to indicate, in this shareholders' pact, the conditions of the incorporation, management and financing of the SAS and the rules intended to govern their relations and their cooperation such SAS.

                                        2PAGE

        IT HAS BEEN AGREED AS FOLLOWS:


                                    Article 1

                Purpose of the contract - Effective contract date

        1.1 The purpose of this contract is to define the legal relations between the parties at the time of incorporation and management of a partnership in which ThermoLase and SA shall be the sole partners.

        1.2 In the context of this contract and their relations as partners in SAS, the aim of the Parties is to enable SAS to create and develop in the Territory, using the ThermoLase Technology and the name and reputation of Mr. Jacques Dessange, a network of healthcare centers and medical firms using the ThermoLase Technology and the Products for hair removal and skin exfoliation treatments. SAS may also make the ThermoLase Technology available to qualified doctors, under conditions substantially complying with the sublicense agreement appended in Appendix 2-B, subject to the modification of this document to comply with French law.

        1.3 The Contract shall come into effect as from its signature by the Parties thereto and the participants mentioned in the introduction hereto [and from the time of performance of the events or suspensive conditions mentioned in Article 13 hereafter] (hereinafter the "Effective contract date").


                                    Article 2

                              Incorporation of SAS

        2.1 At the latest by the Effective Contract Date, the Parties shall incorporate SAS, the articles of incorporation of which, in substance, shall comply with the model enclosed in Appendix 3 hereto.

        2.2 Both shareholders in SAS shall subscribe in cash for five hundred (500) shares with a nominal value of two hundred and fifty francs (FRF250) which shall provide a fifty per cent (50%) shareholding in the capital of SAS.

        The respective participation of the parties shall be liable to vary in the case where ThermoLase exercises the Promise to Sell granted thereto [this day _______] by SA for the acquisition of shares representing a tenth of one per cent of the capital of SAS and LLC, or in the case of deadlock, under Article 11 of the present contract.

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        2.3       Each share shall have a single voting right and the
        Parties shall be prohibited from introducing any statutory clause or mechanism providing double voting rights, or from issuing any investment certificate or voting right certificate until the end of the period described in Article 4.2.5. (e) hereafter.

        2.4 The company name of SAS shall be indicated in Appendix 3, it being understood that SAS may not continue to use the trade names, trademarks or other names unless it is authorized to do so by the holders of the intellectual property rights of the said names, trademarks and trade names through license agreements signed with SAS.

        Failing this, SAS shall modify its company name and shall stop using the names and trade marks, for which it no longer has the necessary rights, as soon as possible in order to avoid any violation of the Parties' rights.

        2.5 The initial registered office of SAS shall be located at the address shown in Appendix 3 but may be transferred to any other location at the first request of Franklin Holding.

        2.6 In the event of any dispute regarding the interpretation of this contract, or between the provisions of the contract and those of the articles of incorporation of SAS, the Contract provisions shall take precedence over the articles of incorporation between the Parties.


                                    Article 3

                                Management of SAS

        3.1 SAS shall be managed by a Board of Directors as stated in Appendix 3.

        3.2 The Parties shall take the steps necessary to ensure that their representatives on the Board of Directors or at meetings of shareholders of SAS exercise their voting rights in the interest of SAS; this shall imply respect of the Contract and all the other agreements established between the Parties or with companies of the ThermoLase group and/or of the Dessange group which directly or indirectly refer to the purpose of this Contract.

        3.3 The Board of Directors shall manage all the business of SAS for which it shall constitute the supreme authority for making management decisions that are not legally attributed to another authority by Law or the articles of incorporation.

        3.4       Powers of the board of directors of SAS

        3.4.1 The following decisions must be unanimously approved by the Board of Directors of SAS:
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        (a)  except where planned in the Budget or the Annual Development
             Plan of SAS, the incorporation and liquidation of any subsidiary intended to manage a Spa, the signature of any loan agreement with such a subsidiary or the financing of any capital increase for such a subsidiary.

        (b) except where planned in the Budget or the Annual Development Plan of SAS, the acquisition or sale of securities and equity investments, with the exception of current cash management operations on the financial market whose total amount, at any time, is less than [FRF500.000] (the instruments of this current management shall be investments though specialized UCITS and/or negotiable certificates of deposit with a term of six (6) months or less, or any other financial instrument of the same type).

        (c) the adoption, where necessary, of a change in the annual budget of SAS (hereinafter referred to as "the Budget").

             The Budget shall consist of the draft annual budget prepared for each financial year of SAS by the General Management, approved by the Board of Directors of SAS, based in particular on prospects of revenue and expenditure that are reasonably foreseeable.

             The draft annual budget shall respect the format of the draft budget for financial year 1996-1997 as shown in Appendix [ ] hereto.

        (d) The appointment or replacement of auditors, the audit firm, or the bankers of SAS.

        (e) Investment decisions of an amount superior to FRF 500.000, except if the Budget or the Development Plan envisage the considered investment.

        (f) Except where such operations are planned in the Budget or the Annual Development Plan of SAS: transfer, rental, exchange, pledging or granting as guarantee of all or part of the assets or the business of SAS, as well as any guarantees and endorsements granted to third parties, including subsidiaries.

        (g) Except where such operations are planned in the Budget or the Annual Development Plan of SAS: the subscription for short, medium or long-term bonds of an amount superior to FRF 500.000.

        (h) The approval and, where necessary, the modification of the annual development plan (hereinafter referred to as "the Development Plan").

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             The Development Plan shall consist of the draft annual
             development plan prepared for each financial year of SAS on the basis of the information available concerning the company, as well as the reasonably foreseeable commercial prospects.

             The draft Development Plan shall respect the same format as the draft Development Plan for 1996-1997 as shown in Appendix [ ] hereto.

        (i) The submission to the meeting of partners of a proposal to liquidate SAS or to change its articles of incorporation.

        (j) Except where such operations are planned in the Budget or the Annual Development Plan of SAS, the loan, rental, appropriation, transfer or sale of any intellectual property rights, except in the case of normal, current operations of the company.

        (k) Except where such operations are planned in the Budget or the Annual Development Plan of SAS, the signing of any contract with a subsidiary or with one of the Parties or the Participants herein, or with a subsidiary of ThermoLase, and the modification or cancellation of any right in regard to the terms of such contracts.

        (l) Decisions relative to recruitment or the signing of service contracts or the dismissal of executives of SAS or the director of each subsidiary, with the exception of contracts of such type mentioned in the Development Plan or within the limits set by the Budget.

        (m) The distribution of dividends, subject to ratification of the Board's decision by the meeting of the partners in legal forms.

        (n)  The definition of bank signature powers of attorney.

        (o) Except where such operations are planned in the Budget or the Annual Development Plan of SAS, the granting to third parties of loans exceeding [FRF 50.000].

        (p) Except where such operations are planned in the Budget or the Annual Development Plan of SAS, the signature of contracts with a term of more than one year implying expenditure (or the equivalent in kind) exceeding [FRF ___________].

        (q) Except where such operations are planned in the Budget or the Annual Development Plan of SAS, the authorization, signature or execution of any action or contract which could lead to a modification of the capital distribution between ThermoLase Corporation and [Dessange Holding].

                                        6PAGE
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        (r)  The authorization to proceed with declaration of suspension of payment by the company.

        [To be filled in where necessary]

        3.4.2 In the same conditions of majority, the board of directors of SAS shall have the power to decide to increase or decrease the amounts mentioned in Articles 3.4(o) and (p), without this requiring any change in the provisions of the Contract.

        3.5       Distribution of dividends policy

        The parties promise to facilitate the granting to the shareholders as easy as possible of the dividends of the SAS (in particular by granting payments in advance).

        3.6       Agreements between the SAS and its shareholders

        The parties acknowledge that the preliminary authorization procedure provided by Article 20 of the SAS by-laws as appended in Appendix 3 will not apply to the conclusion of the License Agreements, which are referred to in Appendix 2-B and 2-C, nor to the supplying by ThermoLase or Dessange Holding of products provided for the business of the SAS.

                                    Article 4

                                Financing of SAS

        4.1       Capital of SAS

        4.1.1 The initial registered capital of SAS shall be [FRF25.000] consisting of [1,000] shares with a nominal value of FRF250. The initial capital of the company shall be paid in full at the time of its incorporation. ThermoLase and SA shall each receive 500 shares (i.e., 50%) for a cash contribution of FRF125.000.

        4.1.2 This initial capital could be modified under the statutory conditions governing modification of the articles of incorporation, i.e., (i) in terms of the shareholders' equity requirements of SAS identified by the Parties in the Annual Budget of SAS as defined in terms of the requirements of the Annual Development Plan of SAS, or (ii) failing any plan in the said documents, following a decision made in terms of an identified requirement.

        4.2       Principals governing the financing of SAS

        4.2.1 The Parties shall agree to assist SAS and to cooperate as closely as possible and in particular, the parties acknowledge the importance for SAS of the provision, in good time by each party, in proportion to its shares in the capital, of the
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        financial resources necessary for it to finance its investments and its working capital.

        In this respect, Franklin Holding confirms that (i) it shall guarantee the payment by SA, in good time, in terms of the payment schedule defined by SAS in the context of the Development Plans and the Annual Budgets, of all sums that should be advanced by SA to SAS, within the limit of the equivalent of five million US dollars ($5,000,000) in French francs minus the amount of the distributable profits of the SAS which are not allocated to the SA by the SAS as stipulated in Article 4.2.5(a) and (ii) that, each year, and for the first time at the time of signature of this contract, it shall give ThermoLase a certified copy of the accounts of the Franklin Holding company as soon as they have been approved by the shareholders of Franklin Holding.

        4.2.2 In as much as the Spas may be incorporated in the form of entities separate from SAS, the Parties are also aware of the need for SAS to be able to meet the requirements of the said entities and the deadlines inherent in the circulation of the financial resources required by the said entities.

        As such, the Parties agree to respond, as quickly as possible, to calls for funds notified to its partners by SAS and to provide the said funds or, where considered preferable, to help it find the financial resources necessary to satisfy its obligations as creator of Spas or as main shareholder of companies managing Spas at the time of calls for funds from the entities incorporated for the creation and management of the said Spas.

        4.2.3 SPA shall be financed by the personal contributions of SAS shareholders or by borrowings made by SAS from its shareholders, or by borrowings made by SAS from independent financial establishments or by using the own resources of the SAS, under the conditions and according to the schedule relative to the financial requirements of SAS.

        Such requirements shall reflect those of establishments and/or subsidiaries of SAS and shall be defined in terms of the annual Development Plan of the company in the Annual Budge of SAS. Such requirements will be granted by the shareholders of the SAS, in proportion to its shares in the capital

        4.2.4     Development Plan and Budget of the Company

        (a) The General Management of SAS shall draw up the Development Plan and the Budget of SAS for the financial year, according to the models enclosed in Appendices 4 and 5, in terms of the guidelines defined by the Board of Directors, and should present them to the Board of Directors of the Company for approval each year, at a date to be agreed jointly but which should be within four (4) months of the start of each financial year.

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             As is the case for the Development Plan and Budget for 1997 enclosed in Appendices 4 and 5, the annual Development Plan and Budget should each have an appendix describing the projected development of SAS and the financing for the following four financial years. This will be used as a basis, each year, for preparation of the Development Plan and Budget of the following financial year in order to keep the entire investment in a totally coherent context.

        (b) The Development Plan and the Budget may be established overall for SAS, SA, LLC and the SAS subsidiaries as long as they indicate the financial flows relative to each entity in such a way that SAS can then respect its commitments.

        (c) Both the Development Plan and the Budget of SAS for a given financial year shall be prepared in terms of the elements communicated by the shareholders, the forecast financing of SAS subsidiaries and all other information known by the parties, in particular regarding market behavior.

        (d) Both the Budget and the Development Plan shall be updated regularly by the directors of SAS during the financing year and any major differences which were stated during the course of the budget and development plan shall be notified to the SAS partners under the conditions to be defined jointly by the Parties or by the Board of Directors.

             The parties attach particular importance to the fact that meetings of those in charge of ThermoLase and Franklin Holding and the directors of SAS should be organized at least three times a year in order to follow up application of the Development Plan and the Budget. In addition, the SAS directors shall receive instructions from the partners to respect to regular communication and reporting procedure on the commercial policy applied, the market, the accounts and, in particular, the results along with any other appropriate information.

        (e) At the latest three (3) months after the end of the on-going SAS financial year (or, where the Budget and/or the Development Plan are not approved at the expected time, within one month of approval of the Annual Budget by the Board of Directors of SAS), each of the Parties (i) should have paid the due amount incumbent thereon in terms of the financial requirements of SAS into a bank account opened for this purpose by SAS, as such amount is indicated in the Development Plan and the Budget decided by the SAS partners for the following financial year, and (ii) should inform the other Party of the said payment.

        (f) In the case where one Party notes that the other Party has not made the payment incumbent thereon in good time, the non-defaulting Party may notify the defaulting Party of its intention to invoke application of the procedure applicable
                                        9PAGE
             in the case of Deadlock as described in Article 11 of this contract. This procedure can only be interrupted by the payment of the entire sum, increased by late-payment interest of 5%, within three working days of receipt of such notice by the defaulting Party.

        4.2.5     SAS finance conditions

        (a) The Parties shall agree to ensure the financing of SAS in the form of shareholders' equity (or finance considered equivalent thereto by the Parties ruling in the context of the Board of Directors of SAS) to the extent of a total of ten (10) million US dollars ($10,000,000). This financial contribution shall be made by the partners of SAS to the extent of their respective share in the capital of SAS on the date of each call for funds by SAS (i.e., at now, USD 5,000,000 for each shareholder). The amount of the profits of the SAS which won't be allocated to the shareholders, amounts to the contribution of the shareholders to the financing of the company, as set above and is deducted from the USD 10,000,000.

        (b) In order to appreciate the total amount of the contributions actually made in regard to the previously-mentioned commitment, the parties agree that every financial contribution made in French francs shall be converted into US dollars at the French franc/US dollar exchange rate in force for exchange between banks, on the date of payment of the French francs sum made on the SAS bank account by the SA, as published in the Wall Street Journal Europe. Where the said journal or the said information is no longer published, the Parties shall obtain this information from the Financial Times.

             In the case of a contribution made by allocation of the distributable profits of the SAS which were not allocated, as described above in paragraph a., the amount of contribution in French francs will be converted into US dollars at the French franc/US dollar exchange rate in force for exchange between banks, on the date when the relevant decision is voted.

        (c) In the context of the Development Plan, where the parties decide that the Company shall proceed with one or more capital increases, these could be effected in cash, or possibly through off-setting against all or part of the sums advanced by the Parties in the form of advances or loans, as long as the said capital increase(s) of the Company do not lead to a change in the capital distribution of the Company, subject, however, to any authorized share transfers that may have taken place in the meantime.

        (d) The Parties shall unanimously decide to introduce company procedures which could have an impact on their financial
                                       10PAGE
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             situation and their respective percentage of shares of the capital of SAS.  This shall apply, in particular, to:

             -the cancellation or waiver of any preferential subscription right
             -the amount of any issue premium applicable at the time of a capital increase
             -any contribution in kind of any assets, including any debt -any appropriation to the reserves or distribution of dividend in the case where they consider that SAS should keep more than the balance of the net profit of SAS as an extraordinary reserve after appropriation to the compulsory reserve items.
             -any depreciation or any reduction of the capital,
              regardless of the cause

             These company procedures shall be followed by SAS through strict respect of French rules applicable to partnerships.

        (e) The procedures defined heretofore are intended to ensure that the Parties maintain their respective percentage of shareholdings as long as the joint investment threshold of $10,000,000 has not be reached.

        (f) When the said amount of $10,000,000 is reached, and notwithstanding what is stated previously:

        (1) The Parties shall be free to decide, in the management bodies of SAS, the conditions of complementary finance, in shareholders' equity, in virtual shareholders' equity, through borrowing or even through the investment of securities with investors concerned, as long as such an investor (i) has accepted to acquire an equivalent stake in the capital of LLC and (ii) has accepted to ratify all the accords and agreements governing the legal relations between the Parties.

        Where one of the SAS partners decides not to contribute to such a capital increase for SAS, any other partner shall be entitled to subscribe instead of it, leading, ipso facto, to dilution of the percentage of its stake in SAS and in LLC, which the Parties acknowledge and admit.

        (2) Where one of the Parties, duly obligated to pay funds in order to contribute to the financing of SAS, is unable to do so, or cannot make the payment within the deadline stipulated by SAS through application of the applicable contractual, statutory or legal rules, the other Party may validly make the payment instead of the defaulting Party; in such a cause, the defaulting Party shall have his rights reduced or limited in due proportion.

        As such, in the event of default of a Party in the payment of sums intended to cover a call for funds to finance a capital increase, the other Party may subscribe in a reducible way for all or part of the shares normally reserved for the defaulting
                                       11PAGE
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        Party; as such, the defaulting Party shall suffer a reduction of its share to the extent of its percentage stake in the capital of SAS. The respective percentage of shares of the parties in the LLC capital will then be adjusted accordingly.

        4.3       SAS financial year

        The financial year of SAS shall start on January 1st and shall terminate on December 31st of each year. The first financial year shall terminate on December 31st, 1997.

        4.4       SAS accounting

        4.4.1 The accounts of SAS shall be kept in compliance with the accounting rules generally accepted in France and in a way which enables application of the rules and standards to which the Parties may agree, or those which are indispensable for correct execution of the agreements with ThermoLase.

        4.4.2 It is agreed that (i) the accounts and finance reporting system introduced at the level of SAS, as stated in article 4.2.4(d) heretofore, should be defined in order to be easy to use for a French company, but compatible with that of LLC and (ii) where it turns out to be indispensable for ThermoLase, the presentation of the SAS accounts should be compatible with the American accounting rules governing LLC.

        4.5       Auditors

        4.5.1 The statuary auditor of the Company will be: Audit et Conseils Associes - ACA
                                           64 rue du Rocher, 78008 Paris

        4.5.2     The substitute auditor of the Company will be:

        4.5.3 Where ThermoLase so requests, the parties, shall assist the Company to choose an international audit firm to help prepare the company accounts.

                                    Article 5

                           Transfer of Company shares

        5.1 The conditions governing the transfer of SAS shares are indicated in the SAS articles of incorporation as shown in Appendix [3] hereto.

        5.2 Notwithstanding what is stated previously, the parties agree that at the first request from one of them formulated during the period described in Article 4.2.5(f) heretofore, they shall meet to study a modification of the transfer rules to enable the development of SAS to continue through finding investors interested in taking a share in SAS or in its subsidiaries or through any other means in order to guarantee the
                                       12PAGE
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        Parties that their investment and the development of Spas will be enhanced.

        In the event of such a request, the Parties shall agree to meet and, where they fail to reach agreement, shall let the shares be transfered at the expert's price mentioned in Article 11.3.2(b) of the present agreement

        In any case, any interested investor will have to execute the present agreement and to ratify all the agreements which were entered into by the parties or with certain companies from the ThermoLase Group or from the Dessange Group, relating directly or indirectly to the object of the present agreement.

        5.3 Where the shares are sold, the existing partners may validly decide to close the accounts of SAS and to distribute all the distributable profits accumulated at the said accounts closing date (dividends, where necessary distributed in the form of an interim payment, and available reserves) of SAS and, where one of the partners so requests, the Parties shall proceed with such accounts closing and distribution at the first possible date in order to limit any additional charges resulting from such a procedure for SAS and its partners. The parties also agree that the transfer may not take place and ownership may not be transferred until the dividends and/or reserves mentioned previously have been distributed.


                                    Article 6

                                 Non-competition

        6.1 During the full period of its ownership of SAS shares, each of the signatories shall agree not to invest in a company and not to exercise an activity, either directly or indirectly, alone or with other persons, in a company using laser technology for skin care and hair removal.

        This restriction shall be valid for the entire Territory.

        6.2 The parties shall ensure that all the directors and all the executives and staff of SAS, of SA, of DBC Holding and of the SAS subsidiaries sign a non-competition commitment of the same type as mentioned heretofore. They shall also agree to take unrelenting legal action in the case of violation by any person linked by such a commitment.

        6.3 Where SAS is wound up in compliance with the provisions of Article 37.2 or 37.3 of its articles of incorporation as well as in the case stated in Article 11.3.1 and in the case of purchase by ThermoLase of the stake of SA in the capital of SAS in compliance with the provisions of Article 11.3.2(b) to (e), SA shall agree, on its own behalf and on behalf of its shareholders, not to have, either directly or indirectly as owner, partner, or
                                       13PAGE
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        shareholder - except within the limit of one per cent (1%) of the capital of a quoted company - executive director, employee, director, investor or lender, or in any other capacity, a company which has a substantial commercial activity in the field of the development, promotion, manufacture, sale or marketing of skin care and hair removal products and/or services in the Territory for a period of two (2) years as from the date of the voting, by SA partners, of a resolution deciding to liquidate SAS (or the date of the judgment pronouncing liquidation of SAS); however, it is understood that the previously-mentioned persons shall be authorized to continue their activities in the field of hairdressing, and in that of the ownership, control, franchising, licensing and management of beauty salons, including the supply, sale and use in the said beauty salons of hair removal and/or skin care products and services which do not incorporate techniques using light sources or the technique of electrolysis.

        6.4 Notwithstanding what is stated previously, where the Company is wound up through application of the provisions of
        Article 37.2(b) or (c) following a collective procedure against ThermoLase which prevents it respecting its obligations under this contract, or subsequent to non-execution by ThermoLase of its obligations under this contract or any contract directly linked to it, or where SA repurchases ThermoLase's interest in the capital of the SAS pursuant Article 11 hereunder. ThermoLase shall agree, for a period of two (2) years as from the date of the vote by the partners of a resolution to liquidate SAS (or the date of the judgment pronouncing liquidation of SAS), not to incorporate a private company, or form a partnership, a joint venture, sign a cooperation agreement or joint marketing agreement, or any other cooperation agreement in the Territory with an individual or legal entity which has substantial commercial activities in the field of investment in (or management of) hairdressing salons or beauty salons in order to develop, promote, distribute or sell skin care and/or hair removal products or services using laser technology, whether directly or indirectly, on its own behalf and on behalf of the companies which control it or are under its control (the word control should be understood in the sense attributed by Article 355-1 of the Commercial Companies Act of July 24, 1966, as modified).

                                    Article 7

                                Technical support

        7.1 Where necessary, Franklin Holding or any company of such group, at the request shall provide operational, accounting, legal and financing assistance in return for remittance which shall be defined through mutual agreement on an annual basis.

        This agreement will reflect the provisions which are generally used by Franklin Holdings subject to the adjustment reasonably asked for by ThermoLase.
                                       14PAGE
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        7.2       The said remuneration shall not cover the fees of all
        the external advisers (lawyers, accounting experts, advisers or consultants, doctors, etc.) whose intervention may be necessary for the correct execution of the activities of SAS.

        7.3 This assistance shall be independent from that which may be offered to SAS in the context of technology license or trademark agreements signed with SAS.

                                    Article 8

                                 Confidentiality

        8.1       Confidential information

        8.1.1 The Parties shall do everything possible to maintain the confidentiality of all information and data, all written documents, all files, whether kept in electronic or other form and, more generally, all documents (unless they can be immediately accessed by a public source or contain information already published) (hereinafter referred to as "Information") communicated by one of the parties or by a company of the ThermoLase group or by one of the consultants or technicians authorized by SAS.

        Same treatment will apply to information which every party may have on the other party's situation.

        8.1.2 Where this contract is terminated, the Information media, regardless of the form (paper, tape, diskette, etc.) and all the copies thereof which could have been made, shall be returned to the Party which provided them or which is the owner thereof.

        8.1.3     The obligation of confidentiality imposed by this
        article 8 shall continue even if the contract is terminated and shall remain in force as long as the Information remains confidential.

        8.1.4 The parties agree that the Information shall only be used for purposes of execution of the Contract and the agreements associated therewith. Where it turns out that Information should be disclosed to a third party, including any employee of one or other of the Parties, such a disclosure should only take place where it is strictly necessary and the recipient of such information should be informed of its confidentiality and must agree to respect this confidentiality as stated heretofore.

        8.2       Confidentiality of the Contract terms

        8.2.1 The text and conditions of the Contract and all the agreements associated therewith may not be revealed publicly by either of the Parties unless written authorization is obtained
                                       15PAGE
        from the other Party, except at the request of any government authority with jurisdiction over the Party which must make the disclosure, or where this is imposed by a legislative or statutory text, including those governing stock markets (particularly at the time of a share issue by one of the Parties or one of the companies of the ThermoLase group).

        8.2.2 With the exception of information intended for the public or stock market releases which should be submitted to the Parties and to ThermoLase beforehand, no public announcement concerning the Contract nor any of the operations that it concerns should be made unless there is agreement between the Parties and with ThermoLase as regards the time, the form and the content of the said announcement.

        8.3       Protection of patents, trademarks and know-how

        8.3.1 Since the activities of SAS and its subsidiaries are directly linked to the protection provided by the status of patents and trade marks in the Territory, the Parties explicitly agree to inform any of their number concerned, or ThermoLase, as quickly as possible, of any events which come to their knowledge concerning the patents, trade marks and know-how used by SAS in its activities. In such a case, they shall provide each other with assistance and support.

                                    Article 9

                                  Contract term

        9.1       The Contract shall terminate on December 31, 2012.

        9.2       However, notwithstanding what is stated previously:

        (a)  The Contract could be extended by successive periods of five
             (5) civil years as long as the ThermoLase technology continues to be licensed to SAS.

        (b) The Contract shall terminate as soon as all the shares representing the capital of SAS are held directly or indirectly by one of the two Parties (in particular through employees, close family members or representatives of a company belonging to the same group as the Party in question).

        (c) The Contract shall also terminate by way of dissolution or liquidation of the SAS.

        (d) If one Party does not own any share of the SAS, this Party will be released from its obligations under the present agreement as soon as it won't own any share of the SAS, except for Article 8 and, if necessary, for Article 6.

                                       16PAGE

        9.3 In the case of dissolution or liquidation of the SAS, ThermoLase may be granted all the equipment it brought to the SAS, subject to the relevant rules.

                                   Article 10

                          Intellectual property rights

        10.1 SAS shall benefit from the rights to certain patents, trademarks and elements of know-how shall be licensed to it by the Parties or their shareholders in the context of license contracts complying, in substance, with the models enclosed in Appendices 2.A and 2.B.

        ThermoLase undertakes to provide to the SAS and SA all the documents and information likely to justify the royalty rate applying to the SAS under the license or sublicense agreements, except the contracts made between the SAS and Franklin Holding or French companies which are subsidiaries of or affiliated to Franklin Holdings.

        10.2 In case of a complaint or request of any kind against the SAS or one of its licensees and/or franchisees, by a third party relying on an infringement of his rights due to the use of the ThermoLase Technology, or due to the performance of the agreements referred to at article 10.1 hereabove, ThermoLase may defend the SAS, at SAS's own expense.

        In case of a complaint or request of any kind, against a shareholder of the SAS, the managers or the shareholders of the shareholders of the SAS themselves, by a third party relying on the infringement of its intellectual or industrial property rights due to the use of the ThermoLase Technology by the SAS, ThermoLase shall defend, at SAS's own expense, against this complaint or request, and the SAS will have to indemnify the shareholders, their managers or their own shareholders, for all the final judgments that could be passed against them.
        If the SAS is precluded from providing such indemnification (especially considering its financial situation), ThermoLase shall indemnify the shareholders, their managers and their own shareholders equal to the amounts that will not be paid by the SAS.

        In case of a request or action by a third-party against a shareholder of the SAS, relying on an infringement of his rights due to the use of the ThermoLase Technology, such shareholder will have to inform the SAS and ThermoLase as soon as possible. Failing that, the SAS would be released from its obligations towards such shareholder if the delay to inform the SAS had harmful consequences to the defense in respect of such third-party's request. ThermoLase will defend, at SAS's own expense, the shareholder or shareholders as soon as it is informed of the request or the action of such third-party. The shareholder may participate (without controlling it) to such
                                       17PAGE
        defense, at its own expense, unless the counsel chosen by ThermoLase has a conflict of interests with such shareholder and the latter first informs the SAS.

        ThermoLase may not settle an affair out of court nor acquiesce in a decision which would have consequences other than financial for a shareholder without first obtaining the written agreement of such shareholder, who cannot refuse nor delay it without motives.

                                   Article 11

                                    Deadlock

        11.1 Aware of the mutual interest which the project presented in this contract, and in the deeds and other documents associated therewith, for themselves and for their shareholders, the parties agree that they shall provide each other with support and assistance in order to overcome any difficulties which could arise in their relations.

        Nevertheless, they acknowledge that, in good faith, situations could arise in which their different positions could lead to the impossibility of agreeing to the decisions to be made by the management bodies of SAS. The purpose of this article is to define the conditions for solving such a disagreement (defined for the requirements of this Contract by the term "Deadlock").

        11.2 There is Deadlock where the Parties are unable to agree according to the decision-making rules defined in the articles of incorporation of SAS. In such a case, the Parties shall agree:

        (a) To identify in writing, at the meeting where the difference arises, the point which raises a problem and the position of each of the parties, along with an indication of the number of directors or partners which are in favor of it.

        (b) To put off making the contested decision for a period of two weeks.

        (c) To use this period to (i) consult each other (ii) to bring in an impartial mediator who speaks English and French (hereafter refereed to as the "Mediator") in order to find a mutually acceptable common solution (the cost of the mediator shall be paid half by each of the Parties and not by SAS), (iii) to study the economic or commercial bases on which each of the Parties took its stance or the doubts formulated by the Parties and (iv) to examine the possibility of defining a path other than the one proposed, in close liaison with the Mediator.

        (d) To convene a meeting in two weeks' time with the only item on the agenda being an examination and a vote concerning the disputed point. It shall be explicitly agreed by the Parties that the Mediator shall chair the meeting and shall
                                       18PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

             start it with a summary of the situation of SAS, the problem raised and the solutions envisaged, while reminding the participants of the consequences of their diverging viewpoints on the future of SAS.

        11.3 In the case where the Parties are unable to agree on this occasion, the following shall take place:

        11.3.1 If the deadlock arises before the consolidated sales of the Company and its subsidiaries realized after the date of incorporation of the SAS exceeds ************* (using an exchange rate determined at the date of the meeting referred to in Article 11.2.d above),

        (a) ThermoLase shall have the option of purchasing DBC Holding's interest in the capital of the SA for a price equal to the cumulated amount of the investments of such company in the SA (contributions to capital, loans, advances by shareholders or other finance contributions), it being understood that DBC Holding and, if necessary, Franklin Holding must indemnify jointly and severally ThermoLase in respect of any liability of the SA which is not related to the activities of the SA in the context of the direct or indirect exploitation of the ThermoLase technology in France or abroad.

             For this purpose, ThermoLase shall send Franklin Holding, for signature by DBC Holding the securities transaction order(s) necessary to make the transfer of securities representing the stake of DBC Holding in the capital of SA, as well as any deed enabling the transfer of the receivables which are due to DBC Holding by the SA to ThermoLase or any other company of its group and to give DBC Holding a banker's draft for the amount mentioned in paragraph (a) heretofore in exchange for the securities transaction orders.

             ThermoLase shall be authorized to choose a new partner for the development of the ThermoLase Technology in the Territory. This partner shall be chosen from among groups which have no activity in the field of hairdressing and beauty salons. Franklin Holding shall be bound by the non-competition clause mentioned in article 6.3 heretofore.

        (b) If ThermoLase fails to exercise the options set out in a. above within thirty days from the date of the meeting referred to in 11.2.d above, the SAS shall be dissolved. ThermoLase and the SA shall pay their respective shares of the cost of closing the Spas and of liquidating the SAS in order to avoid a judicial liquidation of the latter, it being understood that ThermoLase shall purchase at net book value the technical equipment which was furnished by it or by other companies of its group (e.g., lasers).

                                       19PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

        11.3.2 If the Deadlock takes place after the consolidated sales of the Company and its subsidiaries realized after the date of incorporation of the SAS exceeds ************* (using an exchange rate determined at the date of the meeting referred to in Article 11.2.d above),

        (a) Where the parties cannot agree to the solution defined hereafter in paragraph (b), SAS shall be wound up and ThermoLase and SA shall agree to pay their respective shares of the closing of the Spas and the liquidation of SAS in order to avoid any legal liquidation of the latter, it being understood that ThermoLase shall buy back the technical equipment provided by it or by other companies of its group (e.g. lasers) at its net book value.

        b) Where no agreement on the valuation of the SAS can be reached within fifteen (15) days after the meeting referred to in Article 11.2.d above, and where one of the parties so proposes, in order to limit the losses of the SAS partners or to avoid the difficulties and costs linked to winding up SAS, an independent chartered accountants firm elected by mutual assent of the Parties shall be asked, at the request of the most diligent party, to evaluate SAS and each of the Parties shall then be entitled to offer to buy or sell its share.

        (c) This valuation should take into account the specific situation of SAS in accordance with the conditions referred to in Article 9.03.2 c of the Operating Agreement enclosed in Appendices 2-A.

        (d) In the case where two Parties wish to acquire SAS on the basis of the previously mentioned expert's valuation, an auction shall be organized, which shall permit the Parties to bid on the price determined by the expert, increased by 5% at a time, with the final bid being that for which no higher bid is received during a period of two (2) consecutive working days in Paris.

        (e) At the end of the procedures described previously, the Parties shall exchange the documents, payments and deeds necessary to terminate the resulting winding up or sale.

                                   Article 12

                          Relations between the parties

        12.1 The contract shall not create any joint venture or de facto company between the parties that is separate from SAS and shall not create any link of subordination between them.

                                       20PAGE

                                   Article 13

                                Change of control

        13.1 Dessange Holding, DBC Holding and Franklin Holding agree and guarantee ThermoLase that they will make DBC Holding stay the majority shareholder of Dessange Holding and that Franklin Holding will stay the majority shareholder of DBC Holding.

        Any change in control of Dessange Holding or DBC Holding, pursuant to Article 355-1 of the 1966 French law on commercial companies, will have to be first authorized by ThermoLase.

        13.2 ThermoLase agrees and guarantees Dessange Holding, DBC Holding and Franklin Holding that ThermoLase will stay directly or indirectly controlled, in the sense of Article 355-1 of the July 24, 1966, Statute on commercial companies, by Thermo
        Electron Corporation or by one of its direct or indirect subsidiaries.

                                   Article 14

                          Applicable law - Arbitration

        14.1      Applicable law

        14.1.1    This contract shall be governed by French law.

        14.2      Arbitration

        14.2.1 In the event of any dispute concerning the execution or interpretation of this Contract, the Parties shall agree to consult each other in order to settle it through conciliation, where necessary with the assistance of a third party.

        14.2.2 Any dispute resulting from the Contract which cannot be settled under the conditions mentioned heretofore shall be settled definitively according to the Regulation of the International Arbitration Court of London ("LCIA") by one (1) arbitrator ruling in compliance with the said regulations. The arbitration tribunal shall sit in London and the arbitration language shall be English, it being understood that the arbitrators should have a good knowledge of French.

        14.2.3 In the case where the dispute which necessitated recourse to arbitration also concerns the contract entitled "Operating Agreement" signed by SA, ThermoLase and ThermoLase France LLC, the parties shall agree to consult each order in order to consider, under the auspices of the LCIA Clerk's Office, the condition of joinder or separation, depending on the case, of the two arbitration procedures. Where no agreement is reached on this point, the disputes shall be settled separately.

                                       21PAGE

                                   Article 15

                                  Miscellaneous

        15.1 Under no circumstances may the provisions of this article be interpreted as prohibiting or restricting the right for the shareholders of Franklin Holding to decide any operation concerning the shareholders' equity of the said company, in particular any placement of the share capital of Franklin Holding on the financial markets.

        15.2      Contributions - Transfers

        Neither of the Parties shall be entitled to transfer all or part of its rights and obligations in terms of the Contract nor to contribute them to a third party without the written authorization of the other Party.

        15.2.1 However, in the case where one of the Parties transfers its shares in SAS to a non-shareholder third party, it must obtain confirmation from the new shareholder of its ratification of all the provisions of this Contract, through the signature of an additional clause to this effect along with the Parties.

        Notwithstanding any such a transfer, the transferor shall guarantee the perfect execution by the transferee for a period of one civil year of all its obligations under this Contract.

        15.2      Waiver

        Waiver of the right to invoke any non-execution of the Contract shall not be considered as waiver of any subsequent non-execution that is identical or different. No amendment, modification or waiver of any of the provisions of this Contract shall be valid unless it is made in writing and signed by the party against which such an amendment, modification or waiver is invoked.

        15.4      Independence of provisions

        Where any of the provisions of this contract turns out to be invalid or inapplicable in terms of any law whatsoever, the said provision shall be considered as unwritten, without altering the validity of the other provisions. In this respect, it is explicitly agreed that such a provision shall be independent and that this Contract shall be interpreted in all cases as though the invalid or inapplicable provision had never existed.

        15.5      Titles

        The titles used in this Contract are only intended to give an indication and should not have any effect on its interpretation.


        15.6      Mutual assistance
                                       22PAGE

        In view of the commitments which the Parties shall make in regard to each other under the terms of this Contract and the length of their cooperation in this respect, the Parties agree to assist each other in order to resolve, quickly and satisfactorily, any obligation, procedure or request that has to be accomplished for perfect execution of the Contract and any contract resulting therefrom or linked thereto, either directly or indirectly.

        15.7      Notice

        15.7.1 Except for provisions which explicitly stipulate a different method for notice, all notice required through application of the Contract shall be validly served when sent by registered mail, telex, fax, D.H.L. or any other express mail company, or where is it delivered personally to the address of one of the parties as indicated heretofore (any other address may be notified at any time):

        (a)  If notice is sent to SA:

        for the attention of President
        37, avenue Franklin Holding
        75008 Paris

        Telephone:     (33) 01
        Fax:           (33) 01

        (b)  If notice is sent to ThermoLase:

        for the attention of President
        9550 Distribution Avenue
        San Diego, CA  92121-2306

        Telephone:     (1)
        Fax:           (1) 619-536-8572

        If notice is sent to Franklin Holding:

        for the attention of President
        37, avenue Franklin Holding
        75008 Paris

        Telephone:     (  )
        Fax:           (  )

        If notice is sent to Mr. Yves Micheli:

        for the attention of
                             -----------------

        --------------------------------------

        --------------------------------------

        Telephone:     (  )
        Fax:           (  )
                                       23PAGE

        If notice is sent to __________________:

        for the attention of __________________
        _______________________________________
        _______________________________________


        Telephone:     (  )
        Fax:           (  )

        15.7.2 Any change of address should be notified according to the same procedure. Any notice sent by fax or telex shall be considered as received on the date specified on the transmission form, subject to confirmation by registered letter.

        15.8      Consultants' fees

        Each of the parties shall be personally responsible for the payment of the fees of its own consultants.

        IN WITNESS WHEREOF, each of the parties duly signed this contract, in as many original copies as there are Parties, under the conditions indicated with each signature.

        In Paris
        October ___, 1996


                                     SA
        ----------------------------

        by:____________________________

        In_____________________________
        October ___, 1996


        In_____________________________
        October ___, 1996


        In_____________________________
        October ___, 1996


        In_____________________________
        October ___, 1996




                                       24PAGE

                                                                EXHIBIT C

                               OPERATING AGREEMENT
                                       OF
                            THERMOLASE FRANCE L.L.C.

             This Operating Agreement is made and entered into this ____ day of November, 1996, by and among ThermoLase Corporation, a Delaware corporation, JDM Invest S.A., a French S.A., and ThermoLase France L.L.C., a Delaware limited liability company.

             WHEREAS, the parties hereto are desirous of creating a limited liability company under the laws of the State of Delaware;

             NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

             1.01.  Definitions   .  The following  terms used  in  the
        Operating Agreement shall have the following meanings (unless otherwise expressly provided herein):

                  a. " Capital Account " as of any given date shall mean the Capital Contribution to the Company by a Member as adjusted up to the date in question pursuant to Article V.

                  b. " Capital Contribution " shall mean any contribution to the capital of the Company in cash or property by a Member
        whenever made.   " Initial Capital  Contribution " shall  mean the
        initial contribution to the capital of the Company made pursuant to Section 5.01(a) this Operating Agreement.

                  c. " Certificate of Formation " shall mean Certificate of Formation of ThermoLase France L.L.C. as filed with the Secretary of State of Delaware as the same may be amended from time to time.

                  d. "Company" shall refer to ThermoLase France L.L.C., a Delaware limited liability company.

                  e. " Deficit Capital Account " shall mean with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the Fiscal Year, after giving effect to the following adjustments:

                       i. Credit to such Capital Account any amount which such Member is obligated to restore under Treas. Reg.
        e  1.704-1(b)(2)(ii)(c), as well as  any addition thereto  pursuant
                                        1PAGE
        to the next to last  sentence of Treas. Reg.  ee  1.704-2(g)(1) and
        (i)(5), after taking into account thereunder any changes during such Fiscal Year in partnership minimum gain (as determined in accordance with Treas. Reg. e 1.704-2(d)) and in the minimum gain attributable to any partner nonrecourse debt (as determined under Treas. Reg. e1.704-2(i)(3)); and

                       ii. Debit to such Capital Account the items described in Treas. Reg. ee1.704-1(b)(2)(ii)(d)(4), (5) and (6).

                       iii.  This definition  of Deficit Capital  Account
        is  intended  to  comply  with  the  provisions  of  Treas.  Reg.
        ee      1.704-1(b)(2)(ii)(d)  and  1.704-2,  and  will  be  interpreted consistently with those provisions.

                  f. " Delaware Act " shall mean the Delaware Limited Liability Company Act.

                  g. " Economic Interest " shall mean a Member's or Economic Interest Owner's share of the Company's Net Profits, Net Losses, and distributions of the Company's assets pursuant to this Operating Agreement and the Delaware Act, but shall not include any right to participate in the management or affairs of the Company, including the right to vote on, consent to, or otherwise participate in any decision of the Members.

                  h "Economic Interest Owner" shall mean the owner of an Economic Interest who is not a Member.

                  i. " Entity " shall mean any general partnership limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association, or any foreign trust, or other organization.

                  j. "Fiscal Year" shall mean the Company's fiscal year, which shall be the 52/53 week period ending on the Saturday closest to September 30, or such other period required as a taxable year under IRC e 706.

                  k.  "JDM" shall mean, JDM Invest S.A., a French S.A.

                  l. " Gifting Party " shall mean any Member or Economic Interest Owner who gifts, bequeaths, or otherwise transfers for no consideration (by operation of law or otherwise, except for bankruptcy) all or any part of its Membership Interest or Economic Interest.

                  m. " Interest Owner " shall mean any Member or Economic Interest Owner.

                  n.  "IRC" shall mean the Internal Revenue Code of 1986,
        as  amended  and  in  effect,  or  corresponding  provisions   of
        subsequent superseding federal revenue laws.

                                        2PAGE

                  o.  "JV France" shall mean ThermoDess, S.A.S., a French
        S.A.S.

                  p.    " License  Agreement " shall mean the Licence
        Agreement between  the  Company  and ThermoLase  which  shall  be
        executed  and   delivered   as   ThermoLase's   Initial   Capital
        Contribution.

                  q. " Majority Interest " shall mean one or Membership Interests which taken together exceed 50.1 percent of the aggregate of all Membership Interests.

                  r. "Majority Vote" shall mean a vote of more than 50.1%.

                  s. " Member " shall mean each of the parties executes a counterpart of this Operating Agreement as a Member and each of the parties who may hereafter become a Member in accordance with the terms of this Operating Agreement.

                  t. " Member's Economic Interest " shall mean, for each Member, the Economic Interest of that Member.

                  u. " Membership Interest " shall mean a Member's entire interest in the Company including the Member's Economic Interest and the right to participate in the management of the business and affairs of the Company, including the right to vote on, consent to, or otherwise participate in any decision or action of or by the Members granted pursuant to this Operating Agreement and the Delaware Act.

                  v.   " Net Profits " and  " Net Losses   " shall
        income, gain, loss, deductions, and credits of the Company in the aggregate or separately stated, as appropriate, determined in accordance with generally accepted accounting principles employed under the accrual method of accounting at the close of each Fiscal Year on the Company's information tax return filed for federal income tax purposes.

                  w. " Operating Agreement " shall mean this Operating Agreement as originally executed and as amended from time to time.

                  x. " Person " shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of the " Person " when the context so permits.

                  y. "Reserves" shall mean, for any fiscal period, funds set aside or amounts allocated during such period to reserves that shall be maintained in amounts deemed sufficient by the Members for working capital and to pay taxes, insurance, debt service, or other costs or expenses incident to the ownership or operation of the Company's business.
                                        3PAGE

                  z. " Selling Party " shall mean any Member or Economic Interest Owner which sells, assigns, pledges, hypothecates, or otherwise transfers for consideration all or any portion of its Membership Interest or Economic Interest.

                  aa.     "Supermajority Interest"    shall mean  one or more
        Membership Interests which taken together exceed 80 percent of the aggregate of all Membership Interests.

                  bb.     "Supermajority Vote" shall mean  a vote  of more
        than 80%.

                  cc. "Territory Patent" means a European patent granted on European Patent Application No. 92 923298.1, which is enforceable in the Territory and which has claims corresponding in scope to the claims of U.S. Patent No. 5,425,728, and covering a significant portion of the Licensed Technology (as defined in the License Agreement) used in practicing laser-based hair removal, and which, if asserted, could prevent the practice in the Territory of the SoftLight Procedures for hair removal, as currently practiced by ThermoLase.

                  dd. " ThermoLase " shall mean ThermoLase Corporation, a Delaware corporation.

                  ee.   " Transferring Party " shall collectively mean  a
        Selling Party and a Gifting Party.

                  ff. "Treasury Regulations" shall include all temporary and final regulations promulgated under the IRC in effect as of the date of filing the Certificate of Formation and the corresponding section of any regulations subsequently issued that amend or supersede those regulations.

                  gg. "Consolidated Venture Revenue" shall mean Direct Venture Revenue plus Sublicense Revenue. Consolidated Venture Revenue is calculated without reference to any sales or value-added tax that may be imposed on such amounts.

                  hh.    "Direct  Venture   Revenue"        shall   mean
        consolidated aggregate revenues received from customers in respect of the performance of the SoftLight Procedures in the Territory (as defined in the License Agreement) and the sale of directly related products by (i) the Company, (ii) JV France,
        (iii) any entities in which they own any equity or ownership interests, or (iv) any entities which are owned, wholly or partially, directly or indirectly, by ThermoLase, JDM, D.B.C. Holding S.A., Franklin Holding S.A., or any of their direct or indirect owners.

                  ii. "Sublicense Revenue" shall mean the aggregate revenue received by the entities listed in 1.01(hh)(i) to (iv) from any of their sublicensees or franchisees who do not fall
                                        4PAGE
        into categories (i) to (iv) above, and excluding any inter-company payments (such as royalty payments, fees, service charges and the like) between the entities listed in (i) to (iv) above.

                                   ARTICLE II

                              Formation of Company

             2.01. Statutory Authority . The parties hereby agree to form the Company as a limited liability company under and pursuant to the provisions of the Delaware Act. The rights and obligations of the Company, the Members and the Economic Interest Owners shall, except as otherwise required by the Delaware Act, be governed by this Operating Agreement.

             2.02. Filings . Prior to the execution of this Operating Agreement, a Certificate of Formation conforming to the requirements of the Delaware Act shall have been filed in the Office of the Secretary of State of the State of Delaware. The Company shall make such other filings and recordings and do such other acts and things conforming thereto as shall constitute compliance with all requirements for the formation of a limited liability company under the Delaware Act and the laws of such other states in which the Company elects to do business.

             2.03. Name . The name of the Company shall be the name set forth in the heading of this Operating Agreement. The affairs of the Company shall be conducted under the Company name or such other name as the Board of Directors may select in accordance with the Delaware Act. The Company shall execute and file with the proper offices any and all certificates which in the judgment of the officers of the Company are required by the fictitious name or assumed name statutes of the states in which the Company elects to do business.

             2.04. Principal Office of the Company . The principal office of the Company shall be located at such place as the Board of Directors may from time to time designate. The Company may have additional offices in such other place or places as may be selected from time to time by the Board of Directors.

             2.05. Records to be Maintained . The Board of Directors shall at all times keep at the Company's principal office such information and records as are specified in the Delaware Act or this Operating Agreement.

             2.06.   Registered  Office  and  Registered  Agent .    The
        Company's registered office in Delaware shall be located at 1209 Orange Street, Wilmington, Delaware, USA, and the name of the Company's registered agent for service of process at such office shall be CT Corporation. The Board of Directors may from time to time in accordance with the Delaware Act change the Company's
        registered office  and/or registered  agent.   The Members  shall
                                        5PAGE
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        select and designate a registered office and registered agent for the Company in each state in which the Company is required to maintain or appoint one.

             2.07. Term . The term of the Company shall commence as of the date hereof and shall continue until the ninety-ninth (99th) anniversary of such date, unless the Company is earlier dissolved in accordance with either the provisions of this Operating Agreement or the Delaware Act.

                                   ARTICLE III

                               Business of Company

             The business of the Company is to realize the full commercial value in the territory set forth in the License Agreement of the technology licensed to the Company by ThermoLase through the efforts of one or more authorized sublicensees or franchisees. Such activities may include developing or licensing improvements or related technologies, know how, services, trade and service marks, and products and establishing wholesale, retail and spa facilities and every other research, development, marketing, financing, manufacturing and product and service delivery activity which may be necessary or desirable in connection with such business. Subject to the restrictions of law and in the License Agreement and this Operating Agreement, the Company may do any and all things permitted under the Delaware Act.

                                   ARTICLE IV

                              Management of Company

              4.01. Management by Members . The management of the Company is fully reserved to the Members, and the Company shall not have "managers," as such term is used in the Act. The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction or authority of, the Members who shall make
        all  decisions   and   take   all  actions   for   the   Company.
        Notwithstanding the foregoing, the Members hereby expressly agree that, except to the extent otherwise required by non- waivable provisions of applicable law or expressly provided herein or in the Certificate of Formation, in managing the business and affairs of the Company and exercising its powers, each Member shall act solely through the Directors designated by such Member to serve on the Board of Directors pursuant to Section 4.02, in the manner set forth in such Section 4.02. Except as set forth in the foregoing provisions of this Section 4.01 or expressly provided otherwise elsewhere in this Operating Agreement, no Member has the right, power or authority to act for or on behalf of the Company, to do any act that would be binding on the Company, or to incur any expenditures on behalf of the Company. Decisions or actions taken by the Members in accordance with this
                                        6PAGE
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        Operating Agreement shall constitute decisions or actions by  the
        Company and shall be binding on each Member, Director, officer and employee of the Company.

              4.02.    Board of Directors.

                  a.   The Company shall have  a board of directors  (the
        "Board of Directors" or the "Board"), composed of directors (the "Directors") designated by the Members as set forth below in this
        Section 4.02.   The  Board  of Directors  shall  be  the  highest
        governing body of the Company with respect to all matters relating to the management of the business and affairs of the Company and the exercise of its powers. The number of Directors who shall constitute the whole Board of Directors shall be six
        (6). The Directors shall be appointed by ThermoLase and the persons, if any, to whom ThermoLase has transferred any Membership Interests in accordance with the terms hereof, on the one hand, and JDM and the persons, if any, to whom JDM has transferred any Membership Interests in accordance with the terms hereof, on the other hand, in accordance with their collective Membership Interests as follows (with fractional Membership Interests being rounded to the nearest whole number):

                  Membership Interest      Number of Directors
                  -------------------      -------------------
                       0%                  0/6
                       1% - 19%            1/6
                       20% - 48%           2/6
                       49% - 51%           3/6
                       52% - 80%           4/6
                       81% - 99%           5/6
                       100%                6/6

        _________, __________ and __________ shall serve as the Directors initially designated by ThermoLase, and __________, ___________ and _______________ shall serve as the Directors initially designated by JDM.

                  b. In serving on the Board of Directors, each Director shall act solely as an agent of the Member designating such Director, in a representative capacity and not in such Director's individual capacity. Each Director shall devote only such time to the affairs of the Company as such Director may, in his sole discretion, deem necessary or advisable for the proper discharge of his duties as a Director hereunder. Each Member hereby (i) acknowledges that each Director has certain responsibilities to the Member designating him as a Director as set forth herein, and (ii) agrees that each Director shall be entitled to spend such time as may be necessary or appropriate to discharge such responsibilities. Directors need not be Members of the Company.

                  c. Each Director shall hold office until his death, resignation or removal in accordance with the provisions hereof.
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
                  d. Any Director may resign by delivering his written resignation to (i) the officer of the Company designated by the Board of Directors to receive such resignations, or (ii) the Board. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

                  e. Any Director may be removed at any time, with or without cause, by the Member which designated such person as Director as set forth in Section 4.02(a) or 4.02(f), as the case may be, by delivering written notice of such removal to (i) the officer of the Company designated by the Board of Directors to receive such notices, and (ii) each other Member. Such removal shall be effective upon the giving of the notice specified in the preceding sentence to each Person entitled thereto, unless such notice is specified to be effective at some other time or upon the happening of some other event.

                  f. Any vacancy on the Board of Directors resulting from the death, resignation or removal of any Director shall be filled, as promptly as practicable, by the Member which designated the Director whose position has become vacant, by designating a replacement Director in a written notice given to
        (i) the officer designated by the Board of Directors to receive such notices, and (ii) each other Member. Such designation of a replacement Director shall be effective upon the giving of the notice specified in the preceding sentence to each Person entitled thereto, unless such notice is specified to be effective at some other time or upon the happening of some other event.

                  g. Regular meetings of the Board of Directors may be held with or without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any Director who is absent when such a determination is made shall be given notice of the determination. Special meetings of the Board of Directors may be held at any time and place designated in a call by any two Directors. Notice of any special meeting of Directors shall be given to each Director by a Director calling the meeting or by the officer designated by the Board for such duty, as the case may be. Any Director may participate in any meeting by telephone or video conference, provided that all parties are able to hear one another clearly. Notice of meetings shall be duly given to each Director (i) by giving notice to such Person in person or by telephone at least 72 hours in advance of the meeting, (ii) by sending a telegram, telex or facsimile transmission, or delivering written notice by hand, to his last known business or home address at least 72 hours in advance of the meeting, or (iii) by sending by reputable international overnight delivery service (such as Federal Express or DHL) written notice to his last known business or home address at least five (5) business days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Directors shall be entitled to waive any notice required to be given hereunder. A
                                        8PAGE

        Director's attendance at or participation in a meeting shall be deemed to constitute a waiver of any notice of such meeting which was not given to such Director.

                  h. At any meeting of the Board of Directors, the Majority Vote of all Directors then in office shall be required and sufficient to take any action, unless a different vote is specified by law, the Certificate of Formation or this Operating Agreement. In the event of a deadlock of Directors which cannot be resolved pursuant to good faith negotiations between the parties, the deadlock resolution provisions of Article IX hereof shall apply.

                  i. Directors or any members of any committee designated by the Directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all of the members of the Board or committee, as the case may be, who would be empowered to take the relevant action at a duly convened meeting of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

                  j. The Board of Directors may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors of the Company. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the Act, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company; provided, however, that no committee of the Board of Directors shall have any power or authority with respect to any matter requiring a Supermajority Vote of the Board of Directors hereunder unless such committee's grant of powers and authority was made by a Supermajority Vote of the Board. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in this Operating Agreement for the Board of Directors.

                  k. Directors will not be paid compensation for their services; but they may receive such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any Director from serving the Company or any of its parent or subsidiary entities

                                        9PAGE
        in any other capacity and receiving compensation for such service.

                  l. To the fullest extent permitted by the Delaware Act and other applicable law, and to the extent not inconsistent with the specific provisions of this Operating Agreement or the Certificate of Formation, it is the intention of the parties that the Board of Directors shall act collectively, and no Director acting individually in his capacity as such (but not in his capacity, if any, as an officer of the Company) shall have any right or authority to bind the Company. Except as the Board of Directors may generally or in any particular case otherwise authorize, and subject to the other provisions of this Operating Agreement and the Certificate of Formation, the Directors may designate an officer or officers of the Company to execute on behalf of the Company any deeds, leases, contracts, bonds, notes, checks, drafts and other instruments and documents.

                  m. Each Member may designate up to two (2) persons as Advisors to the Company. Advisors shall be entitled to notice of and attendance at meetings of the Board, but shall have no right to vote or to exercise any authority with respect to the Company. A Member may designate and remove Advisors upon notice to the Board of Directors. In addition, upon the unanimous consent of all Members, any Member may invite any other person to observe, but not participate in, Board Meetings.

              4.03.    Officers.

                  a. The Board of Directors may designate one or more individuals to be Officers of the Company. No Officer need be a resident of the State of Delaware or a Director or Member. Officers are not "managers" as such term is used in the Delaware Act. Officers shall have such authority and perform such duties as the Board of Directors may delegate to them; provided, however, that, if the Board determines to establish any officer position with a title expressly referenced in the General Corporation Law of the State of Delaware, such officer shall, to the maximum extent possible, unless otherwise determined by the Board of Directors, have the duties and responsibilities associated with such officer position under the General Corporation Law of the State of Delaware. Any two or more offices may be held by the same person.

                  b. Except as otherwise provided by law, by the Certificate of Formation or by this Operating Agreement, each officer shall hold office until his death, resignation or removal, unless a different term is specified in the action of the Board of Directors designating him. Any officer may resign by delivering his written resignation to the Board of Directors. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer may be removed at any time, with or without cause, by action of the Board of Directors.
                                       10PAGE

                  c. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the Company.

             4.04.  Actions of the Board.

                  (A) Notwithstanding any provision in this Operating Agreement to the contrary, the following decisions and actions require a Supermajority Vote of the Board of Directors:

                  a. causing or permitting the Company to take any action, other than as set forth in Article IX, which would alter the ratio of ThermoLase's Economic Interest to JDM's Economic Interest; or

                  b. causing or permitting the Company to become bankrupt (but this provision shall not be construed to require any Member to ensure the profitability or solvency of the Company).

                  (B) Notwithstanding any provision in this Operating Agreement to the contrary, the following decisions and actions require a Majority Vote of the Board of Directors:

                  a. causing or permitting the Company to grant a sublicense under the License Agreement;

                  b.  approving the annual budget of the Company;

                  c. incurring any expenditure, indebtedness, or cash reserve in the individual or aggregate case which is (i) not provided for in an approved annual operating budget and greater than $100,000, or (ii) if such amount is (A) in an approved annual operating budget but more than 120% of the amount shown therefor and (B) more than $100,000;

                  d.  causing or permitting the Company (i) to be a party
        to a merger, consolidation, share exchange, interest exchange or other transaction authorized by or subject to the provisions of
        e    18-209 of the  Delaware Act or  (ii) to convert  into any  other type of Entity;

                  e. causing the Company to initiate or defend any legal action;

                  f.  causing the Company to amend materially the License
        Agreement  or  any   sublicense  agreement   under  the   License
        Agreement;
                                       11PAGE

                  g. causing the Company to engage in any trade or business in the United States.

             4.05.  Related  Party  Transactions    .    Other  than
        transactions contemplated or required by (a) the License Agreement, including the sublicense of certain rights and technology to JV France, (b) the supply of certain products to JV France by ThermoLase and Franklin Holding pursuant to a Supply Agreement acceptable to ThermoLase and Franklin Holding, and (c) the provision by ThermoLase of certain administrative and accounting services to the Company pursuant to a services agreement reasonably acceptable to JDM, the Company shall not enter into, engage in or waive or amend any rights under any transaction, contract, agreement or arrangement in which a Member (a "Related Member"), an officer or employee of such Related Member, an affiliate of any of the foregoing, or a person related by blood or marriage to any of the foregoing has an interest unless other Members holding at least 50% of the Membership Interests of the Company, excluding the Related Member's Membership Interest, consent to such transactions, contract, agreement or arrangement.

             4.06. Prohibited Acts. No Member shall cause or permit the Company to enter into or engage in any transaction, contract, agreement or arrangement that (i) is unrelated to the Company's purpose (as set forth in Article III above), (ii) otherwise contravenes the Certificate of Formation or this Operating Agreement, or (iii) would make it impossible to carry on the ordinary business of the Company.

             4.07. Duties of the Parties . The Members' respective obligations to each other are limited to the express obligations described in this Operating Agreement, the License Agreement, the By-laws and Shareholders Agreement of JV France, and the other agreements expressly described herein, which obligations the Members shall carry out with ordinary prudence and in a manner characteristic of business persons in similar circumstances. No Member shall be a fiduciary of or have any fiduciary obligations to the other Members in connection with the Company or this
        Operating Agreement or such Member's performance of its obligations under this Operating Agreement, and each Member hereby waives to the fullest extent permitted by applicable law any rights it may have to claim any breach of fiduciary obligation under this Operating Agreement or in connection with the Company.

             4.08.  Indemnification.

                  a.  Except  in cases  of infringement as  set forth  in
        Article XI below, each of the Directors and each of the Members, and its direct and indirect owners (each, an "Indemnitee"), shall be indemnified by the Company under the following circumstances and in the manner and to the extent indicated:

                                       12PAGE
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                       i.    In  any  threatened, pending,  or  completed
        action, suit or proceeding to which an Indemnitee was or is a party, or is threatened to be made a party (other than an action, suit or proceeding by or in the right of the Company), involving an alleged cause of action for damages arising out of, or in any way connected with, the manner in which the Indemnitee conducted the Company's business or exercised its rights hereunder, the Company shall indemnify the Indemnitee, or its direct or indirect owner as the case may be, against all expenses, including attorneys' fees, judgments, and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding if, in the transaction giving rise to such action, suit or proceeding, the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company and the Indemnitee's conduct in such transaction did not constitute gross negligence, willful or wanton misconduct or a breach of the Indemnitee's fiduciary obligations to the other Members. The termination of any action, suit or proceeding by judgment, order or settlement shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company.

                       ii. In any threatened, pending or completed action, suit or proceeding by or in the right of the Company to which an Indemnitee was or is a party, or is threatened to be made a party, involving an alleged cause of action for damages arising out of, or in any way connected with, the manner in which the Indemnitee managed or was deemed to manage the internal affairs of the Company as prescribed by this Operating Agreement or by the Delaware Act, or both, or exercised its rights hereunder, the Company shall indemnify the Indemnitee against all expenses, including attorneys' fees, actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding if, in the transaction giving rise to such action, suit or proceeding, the Indemnitee did not violate its fiduciary duties and acted in good faith and in a manner the Indemnitee reasonably believed to be in the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue, or matter as to which the Indemnitee shall have been adjudged to be liable for negligence, misconduct, or breach of the Indemnitee's fiduciary obligations, unless and only to the extent that the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

                  b. Except  in cases  of infringement  as set  forth  in
        Article  XI  below,  each  officer   of  the  Company  shall   be
        indemnified by the Company against all judgments, fines, settlement payments and expenses, including reasonable attorneys' fees, paid or incurred in connection with any claim, action, suit
                                       13PAGE
        or proceeding, civil or criminal, to which he may be a party or with which he may be threatened by reason of his being or having been an officer of the Company, or, at its request, a director, officer, stockholder or member of any other company, firm or association of which the Company is a stockholder, member, or creditor and by which he is not so indemnified, or by reason of any action or omission by him in such capacity, whether or not he continues to be an officer at the time of incurring such expenses or at the time the indemnification is made. No indemnification shall be made hereunder (a) with respect to payments and expenses incurred in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding not to have acted in good faith and in the reasonable belief that his action was in the best interests of the Company or (b) if otherwise prohibited by law. To the extent permitted under local law, the Company shall cause each of its subsidiaries to have in the appropriate organizational document of such subsidiary an indemnification provision substantially similar to the indemnification provisions set forth in this section 4.08(b).

                  c. The foregoing rights of indemnification shall not be exclusive of other rights to which any Member, director or officer may otherwise be entitled and shall inure to the benefit of the executor or administrator of such director or officer.

                                    ARTICLE V

                  Contributions to Capital and Capital Accounts

             5.01.  Initial Capital.

                  a. Each Member shall contribute to the capital of the Company the amount of money or property set forth or described on Exhibit A as its Initial Capital Contribution opposite that Member's name at the times set forth on Exhibit A , provided that the Percentage Interests in respect of such Initial Capital Contributions shall accrue to the Members on the effective date of this Agreement.

                  b.  JDM represents and warrants to ThermoLase that  set
        forth on    Exhibit B is a true,  correct and complete list of the
        direct and indirect owners of JDM (up to Franklin Holdings, S.A.), together with a true, correct and complete list of the direct and indirect owners of such direct and indirect owners of
        JDM, as of the effective date  of this Operating Agreement.   JDM
        covenants to ThermoLase that JDM shall not admit new stockholders to itself (except nominees holding one single share each up to seven shareholders in order to satisfy French company law requirements) and shall cause each of its stockholders not to transfer all or any part of its stockholders interest in JDM without ThermoLase's prior written consent, which shall be within
        its  sole  discretion.    Each  of  the  persons  executing  this
        Agreement as a JDM Owner covenants to ThermoLase that such person shall not transfer all or any part of its ownership interest in
                                       14PAGE

        JDM, D.B.C. Holding, S.A., JV France, Franklin Holding, S.A., or any of its or their direct or indirect owners without ThermoLase's prior written consent, which shall be within its sole discretion. Notwithstanding the foregoing, ThermoLase agrees that (i) the shareholders of JDM shall have the right to transfer shares of JDM among themselves (but not to any third party), provided that Franklin Holdings, S.A. at no time reduces its ownership interest in JDM below 50%; (ii) the shareholders of D.B.C. Holding, S.A. shall have the right to transfer shares of D.B.C. Holding, S.A. among themselves, provided that Franklin Holding S.A. does not reduce its ownership of shares of Franklin Holdings, S.A. below 50.1% of the total shares of D.B.C. Holdings, S.A.; (iii) the shareholders of Franklin Holding S.A. shall have the right to transfer shares of Franklin Holding, S.A. among themselves or to offer shares of Franklin Holding S.A. to the public or to sell shares of Franklin Holding S.A. to third parties, to the extent that the JDM Owners, their next of kin and current or future executives and employees of Franklin Holding, S.A. or companies controlled by Franklin Holding, S.A. retain at least 50.1% of the capital stock and voting rights of Franklin Holding, S.A., and (iv) the JDM Owners may transfer their ownership interests in JDM, JV France, Franklin Holding, S.A., or any of its or their direct or indirect owners as required by the laws of estate or family devolution.

                  c. ThermoLase represents and warrants to JDM that ThermoLase is controlled by Thermo Electron Corporation, through one or more direct or indirect subsidiaries of Thermo Electron Corporation. ThermoLase agrees that it shall not, without the prior written consent of JDM, effect a change in its ownership that would result in Thermo Electron Corporation not having direct or indirect (through one or more subsidiaries) over ThermoLase.

             5.02. Additional Capital Contributions . Except as set forth in section 5.01 or 5.03(g) no Member shall be required to make any Capital Contributions.

             5.03. Capital Accounts. A separate Capital Account will be maintained for each Interest Owner.

                  a.   Each  Interest  Owner's Capital  Account  will  be
        increased by:

                       i. The amount of money contributed by the Interest Owner to the Company;

                       ii. The fair market value of property contributed by the Interest Owner to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under IRC e 752); and

                       iii. Allocations to the Interest Owner of partnership income and gain (or items thereof), including tax
                                       15PAGE
        exempt income, and taking into account income and gain described in Treas. Reg. e 1.704-1(b)(2)(iv)(g).

                  b.   Each  Interest  Owner's Capital  Account  will  be
        decreased by:

                       i. The amount of money distributed to the Interest Owner by the Company or withdrawn from the Company by the Interest Owner;

                       ii. The fair market value of property distributed to the Interest Owner by the Company (net of liabilities secured by such distributed property that such Interest Owner is considered to assume or take subject to under IRC e 752);

                       iii.    Allocations  to  the  Interest  Owner   of
        expenditures described in IRC e 705(a)(2)(B); and

                       iv. Allocations to the account of the Interest Owner of Company loss and deduction as set forth in the relevant Treasury Regulations, taking into account adjustments to reflect book value under Treas. Reg. e 1.704-1(b)(2)(iv)(g).

                  c. In the event of a permitted sale or exchange of a Membership Interest or an Economic Interest in the Company, the Capital Account of the transferor shall become the Capital
        Account of the transferee to the extent it relates to the transferred Membership Interest or Economic Interest in accordance with Treas. Reg. e 1.704-1(b)(2)(iv).

                  d. Any adjustments to Capital Accounts to reflect revaluations of the Company's property shall be made as follows:

                       i. In the case of a distribution of appreciated or depreciated property to an Interest Owner, the Capital Accounts shall first be adjusted to reflect the manner in which the unrealized income, gain, loss, and deduction inherent in such property (that has not been reflected in the capital accounts previously) would be allocated among the Interest Owners if there were a taxable disposition of such property for the fair market value of such property on the date of distribution, in accordance with Treas. Reg. e 1.704-1(b)(2)(iv)(e).

                       ii. The Capital Accounts of the Interest Owners may, upon the determination of a Majority Interest for a substantial non-tax business purpose, be adjusted to reflect a revaluation of Company property (including intangible assets such as goodwill) in connection with any one or more of the following events: (A) the contribution of money or other property (other than a de minimis amount) to the Company by a new or existing Interest Holder as consideration for an Economic Interest;
        (B) the liquidation of the Company or a distribution of money or other property (other than a de minimis amount) by the Company to a retiring or continuing partner as consideration for an Economic
                                       16PAGE

        Interest; or (C) under generally accepted industry accounting practices, provided substantially all of the Company's property (excluding money) consists of securities readily tradable on an established securities market. Revaluations pursuant to this section 5.03(d)(ii) shall be made in accordance with Treas. Reg. e 1.704-1(b)(2)(iv)(f).

                  e. The manner in which Capital Accounts are to be maintained pursuant to this section 5.03 is intended to comply
        with  the  requirements   of IRC e 704(b) and  the   Treasury
        Regulations promulgated thereunder. If in the opinion of the Company's accountants the manner in which Capital Accounts are to be maintained pursuant to the preceding provisions of this section should be modified to comply with IRC e 704(b) and the Treasury Regulations thereunder, then, notwithstanding anything to the contrary contained in the preceding provisions of this section 5.03, the method in which Capital Accounts are maintained shall be so modified; provided, however, that any such change pursuant to this section 5.03(e) in the manner of maintaining Capital Accounts shall not materially alter the economic agreement between or among the Members.

                  f. Upon liquidation of the Company (or any Member's Membership Interest or Economic Interest Owner's Economic Interest), liquidating distributions will be made in accordance with section 10.03.

                  g. Except as otherwise required by the Delaware Act (and subject to sections 5.01 and 5.02 above), no Member or Economic Interest Owner shall have any liability to restore all or any portion of a deficit balance in the Member's or Economic Interest Owner's Capital Account. If such restoration is required by the Delaware Act, amounts payable pursuant to such restoration shall be payable by the Members in proportion to their Economic Interests; provided that this provision is for the benefit of the Members and not for the benefit of third party creditors of the Company.

             5.04.   Withdrawal or Reduction of Members' Contributions to
        Capital  .   A  Member  shall  not receive  out  of  the  Company's
        property any part of its Capital Contribution until:

                  (i) all liabilities of the Company, except liabilities to Members on account of their Capital Contributions, have been paid or there remains property of the Company sufficient to pay them;

                  (ii) the consent of all Members is had, unless the return of the Capital Contribution may be rightfully demanded under the Delaware Act; or

                  (iii) the Certificate of Formation is canceled or so amended as to set out the withdrawal or reduction.

                                       17PAGE

                                   ARTICLE VI

                          Allocations and Distributions


             6.01. Allocations of Profits and Losses from Operations . All items of income, loss, deduction or credit of the Company shall be allocated among the Interest Owners according to and in proportion with their respective Economic Interests.

             6.02. Tax and Special Allocations . For U.S. tax purposes only, except as provided below or as otherwise required by the IRC or Treasury Regulations promulgated thereunder (including,
        without  limitation,  Treasury  Regulations  e      1.704-1  and
        1.704-2), Company income, gain, loss, deduction, credit and other partnership items, as computed for federal income tax purposes, shall be allocated among the Economic Interest Owners in the same manner as the corresponding book items are allocated pursuant to section 6.01. In order that Company allocations have substantial economic effect under the IRC and Treasury Regulations, the following additional rules shall apply with respect to allocations for tax purposes:

                  a.    In  accordance   with  IRC  e    704(c)(1)(A)  a
        regulations issued thereunder, if a Member contributes property with a fair market value that differs from its adjusted basis at the time of contribution, income, gain, loss, and deductions attributable to the property shall, solely for federal income tax purposes, be allocated among the Interest Owners so as to take account of any variation between the adjusted basis of the property to the Company and its fair market value at the time of contribution.

                  b. If any Interest Owner unexpectedly receives any adjustments, allocations, or distributions described in Treas.
        Reg.   e   1.704-1(b)(2)(ii)(d)(4),  (5)  or  (6)  which  create
        increase a Deficit Capital Account of the Interest Owner, the items of Company income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for such Fiscal Year and, if necessary, for subsequent Fiscal Years) shall be specially credited to the Capital Account of the Interest Owner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Deficit Capital Account so created as quickly as possible. It is intended that this section 6.02(b) be interpreted to constitute a "qualified income offset" and to comply with the alternate test for economic effect set forth in Treas. Reg. e 1.704-1(b)(2)(ii)(d).

                  c. If any Interest Owner would have a Deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of any amount that the Interest Owner is obligated to restore to the Company under Treas. Reg. e 1.704-1(b)(2)(ii)(c) and the Interest Owner's share of minimum gain as defined in Treas. Reg.
                                       18PAGE
        e 1.704-2(g)(1)(which is also treated as an obligation to restore in accordance with Treas. Reg. e 1.704-1(b)(2)(ii)(d)), the Capital Account of the Interest Owner shall be specially credited with items of Company income (including gross income) and gain in the amount of the excess as quickly as possible.

                  d. No allocation of loss or deduction shall be made to an Interest Owner to the extent such allocation causes or increases a Deficit Capital Account balance at the end of the Fiscal Year to which such allocation relates; such loss or deduction shall instead be allocated among the other Interest Owners in accordance with their Economic Interests, subject to the limitations of this section 6.02(d).

                  e. Non-recourse deductions (as defined in Treas. Reg. e 1.704-2(b)(1)) shall be allocated in accordance with the
        Interest  Owners'  respective  Economic  Interests,  pursuant  to
        Treas.   Reg.   e     1.704-2(e)(2).  Non-recourse deductions
        attributable to Interest Owner non-recourse debt (as defined in Treas. Reg. e 1.704-2(b)(4)) shall be allocated to the Interest Owner or Interest Owners that bear the economic risk of loss for such debt in accordance with Treas. Reg. e 1.704-2(i)(1).

                  f.    If  there  is  a  net  decrease  in  "partnership
        [Company] minimum gain"  as defined in  Treas. Reg.  e 1.704-2(d)
        during a Fiscal Year, each Interest Owner with a share of Company minimum gain  as of the  beginning of the  Fiscal Year shall  be allocated items of Company income  and gain for such Fiscal  Year
        (and, as necessary, for subsequent years) equal to that Interest Owner's share of the decrease in Company minimum gain. This paragraph is intended to and shall in all events be interpreted and applied so as to constitute a "minimum gain chargeback"
        within the  meaning of  Treas. Reg.  e 1.704-2(f).   If,  in any
        Fiscal Year that the Company has a net decrease in the Company's minimum gain, the minimum gain chargeback requirement would cause a distortion in the economic arrangement among the Interest Owners and it is not expected that the Company will have sufficient other income to correct that distortion, the Company may (and shall, if requested to do so by a Member) seek to have the IRS waive the minimum gain chargeback requirement in accordance with Treas. Reg. e 1.704-2(f)(4).

                  g. If there is a net decrease in "partner [Interest Owner] non-recourse debt minimum gain" as defined in Treas. Reg. e 1.704-2(i)(3) during a Fiscal Year, each Interest Owner with a share of Interest Owner non-recourse debt minimum gain as of the beginning of the Fiscal Year shall be allocated items of Company income and gain for such Fiscal Year (and, as necessary, for subsequent years) equal to that Interest Owner's share of the net decrease in Interest Owner non-recourse debt minimum gain. This paragraph is intended to and shall in all events be interpreted and applied so as to constitute "partner non-recourse debt minimum gain chargeback" within the meaning of Treas. Reg. e 1.704-2(i)(4).
                                       19PAGE

                  h. All recapture of income tax deductions resulting from sale or disposition of Company property shall be allocated to the Interest Owner(s) to whom the deduction that gave rise to the recapture was allocated hereunder to the extent that gain from the sale or other disposition of the property is allocated to such Interest Owner(s).

                  i. An Interest Owner's share of the liabilities of the Company shall be determined under IRC e 752 and the Treasury Regulations promulgated thereunder.

                  j. Income, gain, loss, and deduction with respect to property contributed to the Company by an Interest Owner shall be allocated in accordance with IRC e 704(c) and the Treasury Regulations promulgated thereunder.

             6.03. Distributions. Except as provided in section 10.03 of this Operating Agreement, all distributions of cash or other property shall be as follows:

                  a. All distributions by the Company shall be made to the Interest Owners pro rata in proportion to the respective Economic Interests of the Interest Owners on the record date of the distribution.

                  b. All amounts withheld pursuant to the IRC or any provisions of state or local tax law for any payment or distribution to the Interest Owners from the Company shall be treated as amounts distributed to the relevant Interest Owner or Interest Owners pursuant to this section 6.03.

                  c.   No distribution  shall be  made pursuant  to  this
        section 6.03 unless, after the distribution is made, the assets of the Company are in excess of all liabilities of the Company, except any liabilities to Interest Owners with respect to their capital contributions.

                  d. No Interest Owner shall be entitled to interest on its Capital Contribution or to return of its Capital Contribution, except as otherwise specifically provided for in this Operating Agreement.

                  e. Nothing in this Operating Agreement shall prevent any Interest Holder from making secured or unsecured loans to the Company by agreement with the Company.

                  f. Subject to the foregoing provisions of this section 6.03, the Board of Directors shall determine the amount and timing of distributions, provided, however that the Company shall no later than ninety (90) days after the end of each Fiscal Year distribute all Distributable Funds of the Company with respect to the preceding Fiscal Year. For purposes of this section, "Distributable Funds" means all cash received (or released from
                                       20PAGE
        reserves) by the Company during any Fiscal Year (including all interest income from temporary investments made by the Company pending utilization, investment, or distribution by the Company), less (i) amounts paid or reserved to pay all costs or expenses incurred by the Company during such period, (ii) amounts paid or reserved for payment of any indebtedness or liability of the Company, and (iii) amounts used to create or increase reserves as the Board of Directors may determine for the discharge of known or existing liabilities or obligations of the Company or otherwise for the Company's present or future obligations, needs or business opportunities.


                                   ARTICLE VII

                                 Transferability

             7.01. General . Except as otherwise specifically provided in this Operating Agreement, or as approved by the unanimous consent of the Members, neither a Member nor an Economic Interest Owner shall have the right to:

                  a. sell, assign, pledge, hypothecate, transfer, exchange or otherwise transfer for consideration (collectively, "Sell") all or any part of its Membership Interest or Economic Interest; or

                  b. gift, bequeath or otherwise transfer for no consideration (whether or not by operation of law, except in the case of bankruptcy) all or part of its Membership Interest or Economic Interest.

             7.02 a. Any sale or gift of a Membership Interest or Economic Interest or admission of a Member in compliance with this Article VII shall be deemed effective as of the last day of the fiscal month in which the remaining Members' consent thereto was given. The Selling Party agrees, upon the request of the remaining Members, to execute such certificate or other documents and perform such other acts as may be reasonably requested by the remaining Members from time to time in connection with such sale, transfer, assignment, or substitution. The Selling Party hereby indemnifies the Company and the remaining Members against any and all loss, damage, or expense (including, without limitation, tax liabilities or loss of tax benefits) arising directly or indirectly from any transfer or purported transfer in violation of this Article VII.

                  b. The provisions of this Section 7.01 shall not apply to a transfer made pursuant to the terms and conditions of the Option Agreement dated as of the effective date of this Operating Agreement between ThermoLase and JDM.

                  c. Any sale or gift of a Membership Interest or Economic Interest or admission of a Member in compliance with
                                       21PAGE
        this Article VII shall be deemed effective to the extent such sale or gift shall have taken place together with a sale or gift of the Selling Party's corresponding participating interest in JV France in accordance with the By-laws and Shareholders' Agreement governing the operations of JV France and the relationships of the Parties or shareholders of JV France.

             7.03. Transferee Not a Member in Absence of Unanimous Consent. Notwithstanding anything contained in this Operating Agreement to the contrary (including, without limitation, section
        7.02 above), if all of the remaining Members do not approve by unanimous written consent of the proposed sale or gift of the Transferring Party's Membership Interest or Economic Interest to a transferee or donee which is not a Member immediately before the sale or gift, the proposed transferee or donee shall have no right to participate in the management of the business and affairs of the Company or to become a Member; provided, however , ThermoLase shall have the right to transfer its Membership Interest to any direct or indirect subsidiary of Thermo Electron Corporation without such consent or complying with section 7.02 above, and upon such transfer such subsidiary shall be a Member of the Company and ThermoLase shall remain liable for its obligations under this Operating Agreement to the extent such subsidiary does not perform or satisfy such obligations. The transferee or donee shall be merely an Economic Interest Owner. No transfer of a Member's interest in the Company (including any transfer of the Economic Interest or any other transfer that has not been approved by unanimous written consent of the Members) shall be effective unless and until written notice (including the name and address of the proposed transferee or donee and the date of such transfer) has been provided to the Company and the nontransferring Member(s).

                  a. Upon and contemporaneously with any sale or gift of a Transferring Party's Economic Interest in the Company which does not at the same time transfer the balance of the rights associated with the Economic Interest transferred by the Transferring Party (including, without limitation, the rights of the Transferring Party to participate in the management of the business and affairs of the Company), the Company shall purchase from the Transferring Party, and the Transferring Party shall sell to the Company for a purchase price of $100, all remaining rights and interests retained by the Transferring Party that immediately before the sale or gift were associated with the transferred Economic Interest.

                       b.  The restrictions on transfer contained in this
        section 7.03 are intended to comply (and shall be interpreted consistently) with the restrictions on transfer set forth in the Delaware Act.

                                  ARTICLE VIII

                         Additional Membership Interests
                                       22PAGE
                             and Additional Members

             8.01. Additional Membership Interests. From the date of the formation of the Company, the Directors may, by their unanimous vote, authorize the issuance of new and additional Membership Interests for such consideration as the Directors by their unanimous vote shall determine.

             8.02. Admission to Membership .From the date of the formation of the Company, any Person acceptable to the Directors by their unanimous vote may become a Member in this Company whether by the issuance by the Company of Membership Interests for such consideration as the Directors by their unanimous vote shall determine, or as a transferee of a Member's Membership
        Interest or any portion thereof, subject to the terms and conditions of this Operating Agreement. Notwithstanding any other provision of this Operating Agreement, no Person shall become a Member of the Company without satisfying the provisions of this section 8.02 or Article VII.

             8.03. Financial Adjustments. No new Members shall be entitled to any retroactive allocation of losses, income, or
        expense deductions  incurred  by  the  Company.    The  Board  of
        Directors may, at their option, at the time a Member is admitted, close the Company's books (as though the Company's Fiscal Year had ended) or make pro rata allocations of loss, income, and expense deductions  to  a new  Member  for that  portion  of  the
        Company's  Fiscal  Year  in  which  a  Member  was  admitted   in
        accordance with the provisions of  IRC  e   706(d) and the Treasury
        Regulations promulgated thereunder.

                                   ARTICLE IX

                               Deadlock Resolution

             9.01 The parties agree and acknowledge that it is in their mutual best interest to cooperate to resolve differences that



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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
        SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE OMMISSIONS.

        arise in the course of their relationship and to overcome disagreements that arise in the governance of the Company. Nevertheless, the parties acknowledge that situations could arise in which their different interests lead to a material inability of the Company to act due to a failure of the members of the Board of Directors, despite their good faith best efforts, to agree upon one or more decisions which are required to be made in order to continue the effective operation of the Company ("Deadlock"). The purpose of this Article IX is to define the provisions pursuant to which such Deadlocks shall be resolved.

             9.02 a.   In the event of a Deadlock, the Members will first
        comply with the mediation and dispute resolution procedures set forth in Section 12.01 hereof.

             9.03 If the Members remain unable to agree on a solution following such procedures, then the following shall apply:

                  9.03.1    If the  Deadlock occurs  before  Consolidated
        Venture   Revenue   exceeds    **********************************
        ************* then the parties shall dissolve the Company as though by mutual consent, it being understood that in such event, ThermoLase shall have the right, but not the obligation, to purchase from D.B.C. Holding, S.A. all its interest in JDM for a price, subject to the provisions of this section, equal to the positive account balance of D.B.C. Holding in JDM at the time of such purchase.

                  9.03.2    If the  Deadlock  occurs  after  Consolidated
        Venture   Revenue   exceeds    **********************************
        ************* then the following shall apply:

                  a. ThermoLase shall have the right to purchase from D.B.C. Holding all its ownership interest in JDM; and JDM shall have the right to purchase from ThermoLase all its interest in the Company (collectively, the "Purchase Rights"). No later than five (5) business days following the Members' failure to resolve a Deadlock as described above, each Member shall give the other Member a non-binding notification as to whether it would prefer to exercise or not to exercise its Purchase Right.

                  b. If one Member prefers to exercise its Purchase Right and one Member prefers not to exercise its Purchase Right, then the Members shall attempt, in good faith, to agree upon an appropriate exercise price for the exercising Member's purchase right.

                  c. If the Members cannot agree on an appropriate exercise price, or if both Members either desire to exercise or not to exercise their Purchase Rights, than an independent appraiser not connected with either Member, experienced in the valuation of international joint ventures and otherwise reasonably acceptable to both Members shall be engaged by and at the expense of the Company (or by JV France, at its option) to
                                       24PAGE
        determine the fair market value of the Members' respective ownership interests subject to the Purchase Rights (the "Value"). The appraiser shall base its determination of the Value on the price an independent third party would be willing to pay for the ownership interest in question, without regard to whether such interest would be held, bought or sold by ThermoLase or JDM. The upper bound of such Value shall be the price which would be ascribed to such interest based on the valuation of the Company set forth in the Option Agreement of even date herewith between ThermoLase and JDM. The determination of the appraiser shall be final and binding on both Members.

                  d. No later than five (5) business days following the delivery of the appraiser's final valuation, each Member shall provide the other with a binding election as to whether or not it elects to exercise its Purchase Right.

                  e. If only one Member exercises its Purchase Right, then the purchase and sale of such interest shall occur promptly following the delivery of such Member's notice to that effect for the Value.

                  f. If both Members exercise their Purchase Rights, then the Mediator shall organize an auction in which the price at which the Purchase Right may be exercised shall increase in increments of five percent (5%), with the winning bid being the final bid received by the Mediator from a Member, with no higher bid received from the other Member within 48 hours. The costs and expenses of the Mediator shall be shared equally by the Members, and not by the Company.

                  g. If neither Member exercises its Purchase Right, then the Mediator shall organize an auction in which the price at which the Purchase Right may be exercised shall decrease in increments of five percent (5%), and the Member who first elects to exercise its Purchase Right at the then-current bid price, with no competing bid received from the other Member within 48 hours, shall be entitled to exercise its Purchase Right for such price. The costs and expenses of the Mediator shall be shared equally by the Members, and not by the Company.

                  h.   The parties shall cause their respective owners to
        execute  all  required  documents  evidencing  the  transfer   of
        ownership described in this Section 9.03.2.

                  i.   Following the purchase  described in this  Section
        9.03.2,  the   parties  shall   be   bound  by   the   applicable
        non-competition provisions set forth in Section 10.07.

             9.04 D.B.C. Holdings and the JDM Owners agree, jointly and severally, to indemnify, defend and hold ThermoLase harmless against any and all liabilities, obligations, claims, actions and suits relating to JDM or its acts or omissions, except those

                                       25PAGE
        which arise directly from its ownership of the Membership Interests or its interest in JV France.

                                    ARTICLE X

                           Dissolution and Termination

             10.01.  Dissolution.

                  a. The Company shall be dissolved upon the occurrence of the following events:

                       i. when the period fixed for the duration of the Company shall expire pursuant to section 2.07 above;

                       ii.  by the  written agreement of a  Supermajority
        Interest;

                       iii. at the election of ThermoLase, in its sole and absolute discretion (which election shall be made in writing and delivered to the other Members no later than six months following the first anniversary of the date of this Operating Agreement), if, by the first anniversary of the date of this Operating Agreement, JV France has not opened for paying customers a spa facility in France employing the SoftLight technology sublicensed to it by the Company;

                       iv.   at the  election of ThermoLase, in its  sole
        and absolute discretion (which election shall be made in writing and delivered to the other Members no later than six months following the second anniversary of the opening by JV France of a spa facility in France employing the SoftLight technology sublicensed to it by the Company) if, by such second anniversary, Consolidated Venture Revenues are below $5,000,000;

                       v. upon the dissolution, liquidation, or other termination of the existence or business of JV France;

                       vi. upon the bankruptcy (under the Federal Bankruptcy Code of 1978, as amended or similar legislation), or dissolution of a Member or upon the occurrence of any other event that terminates the continued membership of a Member in the Company, unless within ninety (90) days Members owning at least a Majority of the Membership Interests of the Company, excluding the affected Member's Membership Interest, agree to continue the term of the Company, subject to the other provisions hereof, and provided that, upon any of the foregoing events that terminate the continued membership of a Member in the Company, the remaining Member or Members shall immediately be entitled to admit an additional Member or additional Members on such terms and conditions as such remaining Members shall determine. In any such case, the Members hereunder shall remain Members of the Company; each Member of the Company (including the former Member) shall retain such economic interest in the Company as was held
                                       26PAGE
        prior to such event; and all of the assets of the Company of any nature whatsoever and all liabilities of the Company shall remain the assets and liabilities of the Company. The remaining Members shall file an amended Certificate of Formation in accordance with the Act, if necessary, together with any documents or instruments necessary to effectuate the provisions of this section 10.01(a)(vi).

                  b. As soon as possible following the occurrence of any of the events specified in section 10.01(a) effecting the dissolution of the Company, the appropriate representative of the Company shall execute a statement of intent to dissolve in such form as shall be prescribed by the Delaware Secretary of State and file same with the Delaware Secretary of State's office.

                  c. If a Member who is an individual dies or a court of competent jurisdiction adjudges him to be incompetent to manage the Member's person or property, the Member's executor, administrator, guardian, conservator, or other legal representative may exercise all of the Member's rights for the purpose of settling the Member's estate or administering his property.

             10.02. Effect of Filing of Dissolving Statement . Upon the filing with the Delaware Secretary of State of a statement of intent to dissolve, the Company shall cease to carry on its business, except insofar as may be necessary for the winding up of its business, but its separate existence shall continue until a certificate of dissolution has been issued by the Secretary of State or until a decree dissolving the Company has been entered by a court of competent jurisdiction.

             10.03. Winding Up, Liquidation, and Distribution of Assets. Upon dissolution, an accounting shall be made by the Company's independent accountants of the accounts of the Company and of the Company's assets, liabilities, and operations, from the date of the last previous accounting until the date of dissolution. The Board of Directors shall immediately proceed to wind up the affairs of the Company. If the Company is dissolved and its affairs are to be wound up, the Board of Directors shall:

                  a. Sell or otherwise liquidate all of the Company's assets as promptly as practicable (except any assets which are required to be distributed to the Members in kind);

                  b. Allocate any profit or loss resulting from such sales to the Members' and Economic Interest Owners' Capital Accounts in accordance with Article VI above;

                  c. Discharge all liabilities of the Company, including liabilities to Members and Economic Interest Owners who are creditors, to the extent otherwise permitted by law, other than liabilities to Members and Economic Interest Owners for distributions, and establish such Reserves as may be reasonably
                                       27PAGE
        necessary to provide for contingencies or liabilities of the Company (for purposes of determining the Capital Accounts of the Members and Economic Interest Owners, the amounts of such Reserves shall be deemed to be an expense of the Company).

                  d. Distribute the remaining assets in the following order:

                       i. The Company will distribute to ThermoLase in kind whatever interest it has, if any, in the property contributed by ThermoLase as its Initial Capital Contribution pursuant to section 5.01 of this Operating Agreement. The fair market value of such property shall be deemed to be the fair market value of such property as reflected in the Company's books and records at the time of its contribution to the Company for purposes of adjustments to Capital Accounts under section 5.03 of this Operating Agreement.

                       ii. All additional property of the Company shall be distributed to the Interest Owners in proportion to their Economic Interests.

                       iii. The Company may offset damages for breach of this Operating Agreement by a Member or Economic Interest Owner whose interest is liquidated (either upon the withdrawal of the Member or the liquidation of the Company) against the amount otherwise distributable to the Member under this section 10.04(d); provided, however, that a Member's election pursuant to sections 10.01(a)(iii), (iv) or (v), or the occurrence of a deadlock as resolved under Article IX, shall not constitute a breach of this Operating Agreement.

                  e. Notwithstanding anything to the contrary in this Operating Agreement, upon a liquidation within the meaning of Treas. Reg. e 1.704-1(b)(2)(ii)(g), if any Member has a Deficit Capital Account (after giving effect to all contributions, distributions, allocations, and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), the Member shall have no obligation to make any Capital Contribution, and the negative balance of the Member's Capital Account shall not be considered a debt owed by the Member to the Company or to any other Person for any purpose whatsoever.

                  f.  Upon completion of the winding up, liquidation, and
        distribution  of  the  assets,   the  Company  shall  be   deemed
        terminated.

                  g.   The  Board  of Directors  shall  comply  with  any
        applicable requirements of applicable law pertaining to the winding up of the affairs of the Company and the final distribution of its assets.

                                       28PAGE
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             10.04.  Articles  of  Dissolution      .    When   all
        liabilities, and obligations have been paid and discharged or adequate provisions have been made therefor and all of the remaining property and assets have been distributed to the Members, articles of dissolution shall be executed in duplicate and verified by the person signing the articles, which articles shall set forth the information required by the Delaware Act. Duplicate originals of the articles of dissolution shall be delivered to the Delaware Secretary of State.

             10.05. Certificate of Dissolution. Upon the issuance of the certificate of dissolution, the existence of the Company shall cease, except for the purpose of suits, other proceedings, and appropriate action as provided in the Delaware Act. The Board of Directors shall have authority to distribute any Company property discovered after dissolution, convey real estate, and take such other action as may be necessary on behalf of and in the name of the Company.

             10.06. Return of Contribution Nonrecourse to Other Members. Except as provided by law or as expressly provided in this Operating Agreement, upon dissolution, each Member shall look solely to the assets of the Company for the return of its Capital Contribution. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the cash contributions of one or more Members, the Members shall have no recourse against any other Member.

             10.07.  Non-Compete.

                  a. During the term of this Agreement, except through the Company and JV France, neither party shall directly or indirectly as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly held company), engage in the Territory in the business of developing, producing, marketing or selling products or services related to hair removal or skin rejuvenation, provided, however, that such persons shall not be restricted in the continuation of their activities in the field of hairdressing and the ownership, operation, franchising, licensing and management of beauty salons, including the supply, sale or use in such salons of non-light source, non-electrolysis hair removal and skin rejuvenation products and/or services.

                  b. If the Company is dissolved pursuant to section 10.01(a) above, or if JDM's interest in the Company is acquired by ThermoLase pursuant to Article IX, then for a period of two years after the filing of the Articles of Dissolution pursuant to section 10.04 of this Operating Agreement, JDM will not, and will cause its stockholders not to, directly or indirectly as an individual proprietor, partner, stockholder, officer, employee,
                                       29PAGE
        director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly held company), engage in the Territory in the business of developing, producing, marketing or selling products or services related to hair removal or skin rejuvenation, provided, however, that such persons shall not be restricted in the continuation of their activities in the field of hairdressing and the ownership, operation, franchising, licensing and management of beauty salons, including the supply, sale or use in such salons of non-light source, non-electrolysis hair removal and skin rejuvenation products and/or services.

                  c.  If  the Company  is dissolved  pursuant to  section
        10.01(a)(vi) as a result of the bankruptcy of or other similar event affecting ThermoLase, or pursuant to section 10.01(a)(v) as a result of a failure of ThermoLase to fulfil its obligations, or if ThermoLase's interest in the Company is acquired by JDM pursuant to Article IX, then for a period of two years after the filing of the Articles of Dissolution pursuant to section 10.04 of this Operating Agreement, ThermoLase will not, and will cause its corporate parent and subsidiary companies not to, directly or indirectly, enter into a business partnership, joint venture, cooperative marketing arrangement or collaboration in the Territory with a person or company involved in the business of owning or operating hairdressing or skin care salons for the purpose of developing, producing, marketing or selling products or services related to laser-based hair removal or laser-based skin rejuvenation.

                  d. If any restriction set forth in this section 10.07 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

                  e. The restrictions contained in this section 10.07 are necessary for the protection of the business and goodwill of the parties and are considered by the parties to be reasonable for such purpose. Each party agrees that any breach by it of this section 10.07 will cause the other party substantial and irrevocable damage and, therefore, in the event of any such breach, in addition to such other remedies which may be available, the non-breaching party shall have the right to seek specific performance and injunctive relief.

                                   ARTICLE XI

                       Intellectual Property Infringement

             11.01.       Defense  of   Actions   Against   the   Company
        Notwithstanding anything to the contrary contained in Article  IV
                                       30PAGE
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        of this Operating  Agreement, if  a claim is  made or  a suit  is brought by a third party against the Company or its sublicensee or franchisee relating to an allegation that the Company's or such sublicensee's or franchisee's conduct, in practice of the processes licensed to the Company under the License Agreement,
        infringes  such  third  party's  patent  or  other   intellectual
        property right, or a claim for indemnification is made by a Member pursuant to section 11.02 below, ThermoLase shall have the right to control the defense of such claim or suit on behalf of the Company and at the Company's expense.

             11.02.  Indemnification of Members.

                  a. If a claim is made or suit is brought by a third party against any of the Members, or its officers, directors or owners, relating to an allegation that the Company's conduct, in the practice of the processes licensed to the Company under the License Agreement, infringes such third party's patent or other intellectual property right (each, a "Third Party Infringement Action"), ThermoLase shall defend such claim or suit at the expense of the Company, and the Company shall pay or indemnify such Member, officer, director or owner against all damages and costs finally awarded, or settlement amounts paid, in the suit or in connection with the claim.

                  b. In the event that the Company is financially unable to perform its indemnification obligations set forth in section 11.02(a) above, but only in such event and only to the extent of such non-performance, ThermoLase hereby agrees to assume the performance of such obligations, at ThermoLase's expense.

             11.03. Indemnification Procedures . Promptly after receipt by a Member of notice of the commencement of any Third Party Infringement Action against it, such Member shall give notice to the Company and ThermoLase of the commencement of such action, but the failure to promptly notify the Company will not relieve the Company of any liability that it may have to any Member except to the extent it is prejudiced by such failure. If any Third Party Infringement Action is brought against a Member and such Member gives notice to the Company of the commencement of such action, ThermoLase, at the cost and expense of the Company, shall assume the defense and control of any such claim or legal proceeding, provided that a Member or related person who is required to be a party to such suit shall remain a party to the extent so required. ThermoLase shall select counsel to conduct the defense of such action and shall take all steps necessary in the defense or settlement thereof. ThermoLase shall not consent to a settlement of, or the entry or any judgment arising from,
        any claim or  legal proceeding  for other   than solely  monetary
        damages without the prior written consent of the indemnified person (which shall not be unreasonably withheld or delayed). The indemnified person shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense (except that the Company will be
                                       31PAGE
        responsible for the fees and expenses of the separate co-counsel to the extent the indemnified person reasonably concludes that the counsel the Company has selected has a conflict of interest and provides timely notice of such fact to the Company).


                                   ARTICLE XII

                               Dispute Resolution

             12.01     Mediation .  In   the  event   of  any   dispute,
        controversy or claim arising out of or relating to this Agreement or to a breach hereof, including its interpretation, performance or termination, the Members agree to follow the procedures set forth in this Section 12.01. First, the Members shall identify in writing the point on which they cannot agree (the "Disputed Point") and the respective positions of each Director with respect to such point. The Members will refrain from making a decision on the Disputed Point for a period of up to two weeks. During such 2-week period, the Members will (i) consult with one another in good faith with the goal of resolving the Disputed Point, (ii) engage a mutually acceptable impartial mediator who is fluent in both English and French (the "Mediator") to assist them in finding a mutually agreeable solution to the Disputed Point, (iii) study the economic or commercial bases on which each of the parties has based its position and the issues raised by each of the parties in respect of the Disputed Point, and (iv) cooperate with the Mediator in examining alternative solutions to the Disputed Point. The costs and expenses of the Mediator shall be shared equally by the Members, and not by the Company. The Members will meet at the end of such 2-week period for the sole purpose of discussing and voting on the Disputed Point. The Mediator shall conduct the meeting and begin it with a summary of the situation, the nature of the Disputed Point and any proposed solutions, while reminding the Members of the consequences of the continuation of the dispute. The Members will use their good faith best efforts to agree on a solution prior to or during such meeting.

             12.02. Arbitration. In the event that a Disputed Point cannot be resolved by the mediation procedure described in
        Section 12.01 above, and provided that the Deadlock resolution provisions of Article IX do not apply, then such Disputed Point, shall be finally resolved by arbitration. The arbitration shall be conducted by one (1) arbitrator fluent in French and English, with experience in international commercial joint ventures, to be appointed by the presiding officer of the London Court of
        International Arbitration  ("LCIA").   The arbitration  shall  be
        conducted in  English, under  the  supervisory authority  of  the
        LCIA,  and  in  accordance  with  the  LCIA  arbitration   rules.
        Multiple arbitrations between the parties and their Affiliates relating to the same transaction or series of transactions may be aggregated in the same arbitration proceeding. The arbitration, including the rendering of the award, shall take place in London,
                                       32PAGE
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        England, and  shall be  the exclusive  forum for  resolving  such
        dispute, controversy or claim.   The  decision of the  arbitrator
        shall be binding upon the parties hereto, and the expense of the arbitration (including without limitation the award of attorneys' fees to the prevailing party) shall be paid as the arbitrator determines. The decision of the arbitrator shall be executory, and judgment thereon may be entered by any court of competent jurisdiction. The prevailing party in any arbitration shall be entitled to such reasonable attorneys' fees as may be awarded by the arbitrator. The non-prevailing party shall pay to the other party such reasonable attorneys' fees, together with such fees of the arbitrator and costs and expenses of the arbitration, as may
        be awarded  by the  arbitrator.   Notwithstanding the  foregoing,
        nothing in this section 12.02 shall be construed as limiting in any way the right of a Member to seek injunctive relief with respect to any actual or threatened breach of this Operating Agreement from a court of competent jurisdiction.

             12.03.    Limitation  of  Liability .   No  party  to  this
        Operating Agreement shall be entitled to recover from any other party to this Operating Agreement any special, incidental, consequential or punitive damages.

                                  ARTICLE XIII

                                  Miscellaneous

             13.01. Notices . Any and all notices, requests, elections, consents or demands permitted or required to be made under this Operating Agreement shall be in writing, signed by the Member giving such notice, request, election, consent or demand, and shall be delivered personally, or sent by registered or certified mail, or by telefax, or by overnight mail, Federal Express or other similar commercial overnight courier, to the other Member or Members, at their addresses set forth below, or at such other address as may be supplied by written notice given in conformity with the terms of this section 13.01:

             If to ThermoLase:

                  ThermoLase Corporation
                  9550 Distribution Avenue
                  San Diego, CA  92121-2306
                  Attention:  President
                  Telefax No.:  (619) 536-8572

             with a copy to:

                  Thermo Electron Corporation
                  81 Wyman Street
                  Waltham, MA  02254-9046
                  Attention:  General Counsel
                  Telefax No.:  (617) 622-1283

                                       33PAGE

             If to JDM:

             with a copy to:

        The date of personal delivery, the date set forth on the telefax confirmation, or the date of mailing or delivery to an overnight courier, as the case may be, shall be the date of such notice.

             13.02. Successors and Assigns. Subject to the restrictions on transfer set forth herein, this Operating Agreement, and each and every provision hereof, shall be binding upon and shall inure to the benefit of the Members, their respective successors, successors-in-title, heirs and assigns, and each and every successor-in-interest to any Member, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, shall hold such interest subject to all of the terms and provisions of this Operating Agreement.

             13.03.  Amendments  .   Unless  otherwise  stated  in
        Operating Agreement to the contrary, this Operating Agreement may
        be  amended  only   by  a  written   instrument  executed  by   a
        Supermajority Interest.

             13.04. No Partition . The Members hereby agree that no Member, nor any successor-in-interest to any Member, shall have the right while this Operating Agreement remains in effect to have the property of the Company partitioned, or to file a complaint or institute any proceeding at law or in equity to have the property of the Company partitioned, and each Member, on behalf of himself, his successors, representatives, heirs, and assigns, hereby waives any such right. It is the intention of the Members that during the term of this Operating Agreement, the rights of the Members and their successors-in-interest, as among themselves, shall be governed by the terms of this Operating Agreement, and that the right of any Member or successor-in-interest to assign, transfer, sell or otherwise dispose of his interest in the Company shall be subject to the limitations and restrictions of this Operating Agreement.

             13.05. No Waiver. The failure of any Member to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Member's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

             13.06.  Entire  Agreement  .    This  Operating  Agreement
        together with the other agreements referenced herein, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

                                       34PAGE

             13.07. Captions . Titles or captions of Articles sections contained in this Operating Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Operating Agreement or the intent of any provision hereof.

             13.08. Counterparts . This Operating Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Operating Agreement, binding on all the Members notwithstanding that all Members have not signed the same counterpart.

             13.09. Applicable Law . This Operating Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware, without reference to its choice of law rules.

             13.10. Gender, Etc . In the case of all terms used in this Operating Agreement, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context requires.

             13.11. Creditors. None of the provisions of this Operating Agreement shall be for the benefit of or enforceable by any creditor of any Member or of the Company other than a Member who is such a creditor of the Company.

             13.12. U.S. Dollars. All amounts expressed herein shall be deemed to be in U.S. dollars.

             13.13.  Confidential Information .  Each Member acknowledges and agrees that it may receive from the Company certain confidential information of the Company regarding its business operations, trade secrets, know-how, customer information, pricing, marketing data and other information of a confidential nature, including without limitation the terms of this Operating Agreement (collectively, the "Confidential Information"). Each Member agrees to maintain the confidentiality of the Confidential Information. Notwithstanding the foregoing provisions of this section 13.13, each Member shall have the right to disclose any information which (i) was rightfully possessed by such Member before it was received from the Company, (ii) is independently developed by or for such Member without reference to or derivation from the Confidential Information, (iii) is or become public otherwise than through any act or default of such Member or (iv) is required by law or stock exchange rule to be disclosed, provided such Member notifies the Company prior to making any such disclosure so as to afford the Company a reasonable opportunity to object or seek an appropriate protective order with respect to such disclosure.

             13.14 Compliance with Law . Each party agrees to comply with all applicable laws, rules and governmental regulations
                                       35PAGE
        applicable to its performance hereunder. During the term of this Operating Agreement, the Members shall monitor the sales levels and market share of the Company and its sublicensees and subfranchisees, and shall, if counsel to the Company so advises, modify the Company's arrangements with its licensees, sublicensees and subfranchisees, and take other steps, to comply with applicable laws, rules and governmental regulations.

             IN WITNESS WHEREOF, the parties have executed this Operating Agreement as of the date first above written.

        MEMBERS:

        THERMOLASE CORPORATION             JDM INVEST S.A.


        By:___________________________     By:___________________________
        Name:  John C. Hansen                   Name:
        Title: President                        Title:


        THERMOLASE FRANCE L.L.C.
        By its Members

        THERMOLASE CORPORATION             JDM INVEST S.A.


        By:__________________________      By:___________________________
        Name:  John C. Hansen                   Name:
        Title: President                        Title:


        JDM OWNERS:

        JACQUES DESSANGE MANAGEMENT        FRANKLIN HOLDING S.A.

        By:__________________________      By:___________________________
        Name:                                   Name:
        Title:                                  Title:

        _____________________________      ______________________________
        Benjamin Dessange                  Bernard Sagon


        _____________________________      ______________________________
        Michel Couvin                      Daniel Conte


                                       36PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

                               OPERATING AGREEMENT
                                       OF
                            THERMOLASE FRANCE L.L.C.
                      a Delaware Limited Liability Company

                                    EXHIBIT A

                              Schedule of Interests
                              ---------------------

                                Initial Capital             Membership
             Name                Contribution               Interest %
             ----                ------------               ----------


             JDM       *********************************
                       *********************************       50%
                           *************************

                        *******************************
                       ********************************
                      **********************************
                       *********************************
                                 ************

                       *********************************
                       ********************************
                       *********************************
                         ****************************

                       ********************************
                       *********************************
                          **************************
                      **********************************
                      **********************************
                           *************************


          ThermoLase   License Agreement, to be executed
         Corporation  and delivered on or before the date      50%
                         of this Operating Agreement.







                                       37PAGE

                               OPERATING AGREEMENT
                                       OF
                            THERMOLASE FRANCE L.L.C.
                      a Delaware Limited Liability Company


                                    EXHIBIT B

                              Schedule of Ownership
                              ---------------------

        JDM Invest S.A.
        ---------------

             Yves Micheli             ____%
             D.B.C. Holding S.A.      ____%
             Jacques Dessange
               Management, S.A.       ____%
             Benjamin Dessange        ____%
             Bernard Sagon            ____%
             Michel Couvin            ____%
             Daniel Conte             ____%

        D.B.C. Holding S.A.
        -------------------

             Franklin Holdings, S.A.  59.5%
             Jacques Dessange
               Management, S.A.       ____%
             Benjamin Dessange        ____%
             Bernard Sagon            ____%
             Michel Couvin            ____%
             Daniel Conte             ____%
















                                       38PAGE

                                                                EXHIBIT D


                                LICENSE AGREEMENT
                                -----------------

        Licensee Information:

        Name:          THERMOLASE FRANCE L.L.C. ("Licensee")
        Address:       ________________
                       ________________
                       ________________
        Telephone No.: ________________
        Fax No.        ________________

        Effective Date:     ________ __, 1996

        Territory:     FRANCE (including its Departements d'Outre-Mer
                       (D.O.M)., but excluding all other Territories d'Outre-Mer (T.O.M.) and other jurisdictions)


                                   BACKGROUND

        A. ThermoLase Corporation ("ThermoLase") has developed certain proprietary technology and processes for the removal of unwanted human hair and the exfoliation or rejuvenation of skin. ThermoLase desires to have such technology and processes utilized in the Territory set forth above (the "Territory").

        B. In order to satisfy its initial capital contribution obligations to Licensee pursuant to the terms of the Operating Agreement of ThermoLase France L.L.C. between ThermoLase and JDM Invest S.A. of even date herewith (the "Operating Agreement"), ThermoLase is prepared to license the technology and processes to Licensee for use in the Territory on the terms and conditions set forth in this License Agreement (the "Agreement"), and to sell to Licensee certain SoftLight Lasers and SoftLight Lotion for use in practicing such procedures, all pursuant to a mutually acceptable Supply Agreement to be entered into by the parties (the "Supply Agreement").

                                    AGREEMENT

             ThermoLase and Licensee hereby agree as follows:

        1.   DEFINITIONS

             The following terms shall have the following meanings when capitalized herein:

             1.1 "Business Day" means a day on which banks are open for business in San Diego, California and Paris, France.


                                        1PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

             1.2  "Improvement" means  any  improvement,  enhancement  or
        modification  to  Licensed   Technology,  whether  developed   by
        ThermoLase, Licensee or any third party.

             1.3  "Licensed Technology"   means the  inventions claimed in
        the Patents, including Improvements, together with any and all know-how, trade secrets and other information relating to the SoftLight Procedures and SoftLight Laser.

             1.4 "Patents" means (i) the patents and patent applications listed on Exhibit A attached hereto, (ii) any subsequent patent application by ThermoLase having one or more claims covering Improvements, (iii) any divisions, reissues, continuations, renewals and extensions of any of said patents or patent applications, and (iv) any patent issuing upon any of the foregoing.

             1.5 "SoftLight Laser" means a laser designed by ThermoLase for use with a lotion in the removal of unwanted human hair and the exfoliation or rejuvenation of skin.

             1.6  "SoftLight  Lotion"  means  the   lotion  approved  by
        ThermoLase for use in the SoftLight Procedures.

             1.7 "SoftLight Procedures" means the removal of unwanted human hair and the exfoliation or rejuvenation of skin using one or more SoftLight Lasers and the SoftLight Lotion.

             1.8  "Territory Patent"   means a European  patent granted on
        European Patent Application No. ***********, which is enforceable in the Territory and which has claims corresponding in scope to
        the  claims  of  U.S.  Patent  No.  *********,  and  covering   a
        significant portion of the Licensed Technology used in practicing laser-based hair removal, and which, if asserted, could prevent the practice in the Territory of the SoftLight Procedures for hair removal, as currently practiced by ThermoLase.

             1.9 "ThermoLase Marks" means ThermoLase's SoftLight(SM) and Spa Thira(SM) service marks and the trade name "ThermoLase", including the registrations and applications listed on Exhibit A hereto.

             1.10. "Consolidated Venture  Revenue"   shall  mean  Direct
        Venture Revenue plus  Sublicense Revenue.   Consolidated  Venture
        Revenue  is  calculated  without   reference  to  any  sales   or
        value-added tax that may be imposed on such amounts.

             1.11. "Direct Venture Revenue" shall mean the consolidated aggregate revenues received from customers in respect of the performance of the SoftLight Procedures in the Territory and the sale of directly related products by (i) the Licensee, (ii) any
        entities  in  which  Licensee   owns  any  equity  or   ownership
        interests, or (iii) any entities which are owned, wholly or

                                        2PAGE
        partially,  directly   or     indirectly,  by   ThermoLase,   JDM
        Investment, S.A., D.B.C. Holding S.A., Franklin Holding S.A., or any of their direct or indirect owners.

             1.12. "Sublicense Revenue" shall mean the aggregate revenue received by the entities listed in 1.11(i) to (iv) from any of their sublicensees or franchisees who do not fall into categories
        (i) to (iv) above, and excluding any inter-company payments (such as royalty payments, fees, service charges and the like) between the entities listed in (i) to (iv) above.

        2.   LICENSE AND OWNERSHIP OF TECHNOLOGY

             2.1 Grant of License . ThermoLase grants to Licensee, upon the terms and subject to the conditions set forth in this Agreement, an exclusive, non-transferable license, under the Patents and all other ThermoLase intellectual property in the Licensed Technology, to perform the SoftLight Procedures in the Territory. Licensee shall have the right to sublicense the foregoing rights to one or more sublicensees in the Territory (the "Sublicensee(s)") pursuant to sublicense agreements in form and substance acceptable to ThermoLase.

             2.2 Ownership of Licensed Technology . Licensee will not take any action or position contrary to ThermoLase's ownership of all right, title and interest in and to the Patents and the Licensed Technology, and Licensee agrees that it will not, at any time, do or cause to be done any act or thing contesting or in any way impairing or tending to impair the Patents or Licensed Technology or any part of such right, title or interest of
        ThermoLase.   Licensee shall  not in  any manner  represent  that
        Licensee has ownership of the Licensed Technology or Patents, and acknowledges that Licensee's use of the Licensed Technology shall not create in Licensee any right, title or interest in or to the Licensed Technology, except for the rights granted to Licensee by the express terms of this Agreement.

             2.3  Licensee  Improvements .   Licensee  shall   disclose
        promptly to ThermoLase any and all Improvements to the Licensed Technology developed or discovered by Licensee or Sublicensee or their officers, employees or agents. All such Improvements shall be the property of ThermoLase, and, to the extent permitted by law, Licensee hereby assigns all right, title and interest in and to such Improvements, and all patent, copyright, trademark, trade secret and other intellectual property rights therein, to
        ThermoLase, as they are developed. Licensee shall, at ThermoLase's request, execute and deliver all certificates, waivers, applications, assignments and other instruments as ThermoLase may reasonably request in order to effectuate the assignment of Improvements to ThermoLase as described above, including agreements between Licensee or its Sublicensee and their employees relating to the ownership of inventions prepared by employees. All employees of Licensee shall waive all moral

                                        3PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

        rights  with  respect   to  works   of  authorship   constituting
        Improvements created by them to the fullest extent permitted by law.

             2.4 ThermoLase Improvements . In the event that ThermoLase develops or acquires Improvements that it commercially implements at its commercial facilities for the SoftLight Procedures in the United States, it shall provide such Improvements to Licensee at no additional charge. Such Improvements shall be deemed to constitute Licensed Technology for all purposes hereunder.

             2.5 Future Patents . ThermoLase shall have the exclusive right, at its sole expense, to make all decisions and take all actions relating to the filing and prosecution of additional patent applications relating to the Licensed Technology and the Improvements. If Licensee requests ThermoLase to pursue particular patent protection in the Territory relating to the Licensed Technology, then, notwithstanding ThermoLase's exclusive ownership of such patent, Licensee shall be responsible for all costs of preparing, prosecuting and maintaining such patent in the Territory.

        3.   THERMOLASE TECHNICAL ASSISTANCE

             During the first year of the term of this Agreement, ThermoLase shall provide to Licensee (or to Sublicensee, if so designated by Licensee) up to an aggregate of **************** of support and assistance in connection with the establishment and operation of facilities for the performance of the SoftLight Procedures. ThermoLase shall not charge for such support services, except that Licensee shall be responsible for all reasonable travel and out of pocket expenses incurred by ThermoLase and its personnel in connection with providing such services. Any direct costs and expenses for additional support and assistance shall be borne by the Licensee. The parties shall cooperate with each other to schedule training and assistance in an efficient and cost-effective manner.

        4.   PAYMENT OF FEES AND ROYALTIES

             4.1  Fees and Royalties.

                  (a) In consideration of the rights and licenses granted to Licensee pursuant to this Agreement, Licensee shall pay to ThermoLase (i) percentage royalties as provided in paragraph (b) below (the  "Royalties") and (ii)  a single fee  of
        **************************************************************
        ******************************

                       **************************************************
        *****************************************************************
        ************************


                                        4PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

                       **************************************************
        *****************************************************************
        ******************

        Licensee's obligation to make further installment payments shall expire if, prior to the date such installment is due, the Licensee is dissolved or Dessange Holding's interest in the Licensee is acquired by ThermoLase.

                  (b) Royalties shall be payable quarterly within 45 days following the end of each calendar quarter in the amount of
        **** of  Consolidated  Venture  Revenues.   Each  payment  of
        Royalties shall be accompanied by a written report, in detail reasonably satisfactory to ThermoLase, specifying the method of calculation of the Royalties for the applicable quarter. Any fees or Royalties that are not paid when due shall bear interest from the due date until paid at the lesser of (i) the rate of 1.5% per month or (ii) the maximum rate allowed by applicable law.

                  (c) The Royalties, fees and all other amounts payable pursuant to this Agreement are exclusive of any and all present and future federal, national, state, local, municipal and other excise, sales, use, property, value-added or similar taxes and fees, all of which shall be paid by Licensee. Licensee shall obtain and provide to ThermoLase any certificate of exemption or similar document required to exempt any transaction under this Agreement from any such tax or fee.

                  (d) The Royalties, fees and all other amounts payable pursuant to this Agreement shall be payable in United States Dollars. To the extent that Licensee's revenues are in a currency other than United States Dollars, such revenues shall be converted into United States Dollars, for the purposes of calculating Royalties payable to ThermoLase hereunder, at the average exchange rate during the relevant quarter as published in the New York edition of the Wall Street Journal.

        5.   USE OF THERMOLASE MARKS

             5.1  Trademark License; Promotional Materials.

                  (a) ThermoLase grants to Licensee an exclusive right and license in the Territory (including the right to sublicense to one or more Sublicensees) to use the ThermoLase Marks in connection with promotional activities relating to the performance of SoftLight Procedures, provided Licensee and all Sublicensees acknowledge ThermoLase's rights in and to the ThermoLase Marks by (i) referring to the same at all times as service marks of ThermoLase in any signage, advertising, press release, article, publication or other promotional material, document or broadcast referencing the ThermoLase Marks and by
        (ii) including the proprietary marking "(SM)" after SoftLight and

                                        5PAGE

        Spa Thira each time they are used by Licensee (or Sublicensee) in any printed or electronic media. In any and all descriptions of or references to the SoftLight Procedures, Licensee and Sublicensee shall use no descriptive name or mark other than SoftLight(SM) Spa Thira(SM), and "ThermoLase", or a name approved in advance by ThermoLase which is formed by combining a ThermoLase Mark with the name "Jacques Dessange" (the "Combined Name"), the use of which will be authorized only to the extent Licensee or Sublicensee has received appropriate licenses or sublicenses from the relevant trademark owners.

                  (b) ThermoLase shall have the right to review and pre-approve (or reject) all promotional and advertising materials relating to the SoftLight Procedures or SoftLight Lasers which are prepared by Licensee or its Sublicensee, consultants, contractors or agents, and which are not based substantially on materials provided by ThermoLase. Licensee shall not include in any such promotional or advertising materials any claims, facts, data or representations relating to the SoftLight Procedures or SoftLight Lasers which are not provided in writing by ThermoLase or otherwise approved by ThermoLase in writing.

             5.2  Ownership of ThermoLase Marks .  ThermoLase shall  have the exclusive right under this Agreement to apply for registration (and shall so apply), and to extend existing registrations, of the ThermoLase Marks for use in connection with the SoftLight Procedures or otherwise, except the Combined Name, which may be applied for and owned by Licensee, subject to ThermoLase's ownership of any underlying ThermoLase Marks and any third party's ownership of the name "Jacques Dessange". Licensee will not register, or cause or permit to be registered in the name of any entity other than ThermoLase, the ThermoLase Marks or any trademark, trade name or service mark confusingly similar thereto, with any federal, national, supra-national, state, municipal or other governmental authority of any jurisdiction, whether within or outside the United States or the Territory. Except as contemplated by the parties in case of use of the Combined Name, Licensee will not use or associate the ThermoLase Marks with any other trademark, trade name or service mark in any advertising or publicity utilized by Licensee in connection with the SoftLight Procedures or otherwise in such manner as to be misleading with respect to the ownership of the ThermoLase Marks. Licensee further agrees not to create a composite trademark, trade name or service mark with the ThermoLase Marks, except in each instance with ThermoLase's prior written consent which ThermoLase acting in its sole discretion may withhold. Licensee agrees that every use of the ThermoLase Marks shall inure to the ultimate benefit of ThermoLase. Licensee shall not remove or obscure or alter in any manner the ThermoLase Marks or any notice thereof, which may be displayed on the SoftLight Lasers, the SoftLight Lotion, a facility for the performance of SoftLight Procedures, or any other documentation provided by ThermoLase hereunder.
                                        6PAGE
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             5.3  Quality Controls and Assurance.

                  (a) Licensee agrees that any services provided by Licensee and its Sublicensees based on performance of the SoftLight Procedures pursuant to this Agreement shall be of a quality at least equal to the quality of similar services provided by ThermoLase or its other franchisees at facilities at which ThermoLase or its other franchisees provide such services.

                  (b) In addition, in order to comply with ThermoLase's quality control standards, Licensee shall: (i) use the
        ThermoLase Marks in compliance with all relevant laws and regulations; and (ii) accord ThermoLase the right (to the extent permitted by local law or rules of professional conduct) to inspect during normal business hours, without prior advance notice, its facilities (and those of its Sublicensees) in order to confirm that Licensee's use of the ThermoLase Marks is in compliance with this Agreement.

                  (c)  Licensee agrees that  its failure  to comply  with
        the  quality  standards  described   in  this  Article  5   shall
        constitute a material breach of this Agreement.

             5.4 Translation of Documentation . Licensee shall ensure, at its expense, that all technical manuals, advertising and marketing information and other documentation provided by ThermoLase required by law to be in the French language are translated into French. Licensee shall provide ThermoLase with advance copies of all such materials for approval; provided , however, that Licensee shall take full responsibility for any mistakes or inaccuracies in such translations. All right, title and interest in and to such translations shall be owned by ThermoLase, and Licensee hereby assigns all right, title and interest in and to such translations, and all copyright, trademark and other intellectual property rights therein, to ThermoLase, as they are developed. Licensee shall, at ThermoLase's request, execute and deliver all certificates, applications, assignments and other instruments as ThermoLase may reasonably request in order to effectuate the assignment of translations to ThermoLase as described above. All employees of Licensee shall waive all moral rights with respect to works of authorship in such translations created by them. To the extent permitted by local law, Licensee will enter into, and cause Sublicensee to enter into, agreements with its employees to ensure compliance with the provisions of this Section 5.4.

        6.   CONFIDENTIALITY

             6.1 Licensee acknowledges and agrees that ThermoLase has disclosed, and shall continue to disclose, to Licensee in connection with the use of the Licensed Technology and performance of this Agreement certain confidential information of ThermoLase regarding its business operations, trade secrets, know-how, customer information, pricing, marketing data and other
                                        7PAGE
        information of a confidential nature relating to the Licensed Technology and the SoftLight Procedures, including, without limitation, the terms of this Agreement (collectively, the "ThermoLase Confidential Information"). In addition, ThermoLase acknowledges and agrees that Licensee may disclose to it during the term of this Agreement certain confidential information of Licensee regarding its business operations, trade secrets, know-how, customer information, pricing, marketing data and other information of a confidential nature (the "Licensee Confidential Information").

             6.2 The Confidential Information of each party shall remain the sole and exclusive property of such party, and the other party shall have no interest or rights with respect thereto, except to the extent expressly provided in this Agreement. Each party agrees to maintain the confidentiality of the Confidential Information of the other party, provided, however, that Licensee shall have the right to disclose such information to its sublicensees who have a need to know such information and who have agreed in writing to maintain the confidentiality thereof in a manner no less restrictive than that required under this Agreement. Notwithstanding the foregoing provisions of this
        Article 6, the receiving party shall have the right to disclose any information that it can demonstrate (i) was rightfully possessed by the receiving party before it was received from the disclosing party, (ii) is or becomes public otherwise than through any act or default of the receiving party, or (iii) is required by law, court order or stock exchange rule to be disclosed, provided the receiving party notifies the disclosing party in writing prior to making any such disclosure so as to afford to ThermoLase a reasonable opportunity to object or seek an appropriate protective order with respect to such disclosure.

        7.   ENFORCEMENT OF RIGHTS

             Licensee shall  promptly  advise  ThermoLase  upon  becoming aware of any infringement or threatened infringement of any of the Licensed Technology or the ThermoLase Marks in the Territory or any claim that the Licensed Technology or the ThermoLase Marks infringe the intellectual property rights of another party in the Territory. ThermoLase, in its sole discretion, shall determine the appropriate action, if any, to be taken with respect to any such infringement and shall have the right to exclusive control of any enforcement suit or proceeding (provided, however, that Licensee shall remain a party to such suit to the extent so required). Licensee shall cooperate with ThermoLase with respect to any enforcement, including, without limitation, joining as a party to any litigation, if required. All costs and expenses (including attorneys' fees) of any action relating to any such infringement shall be borne by Licensee or, and all amounts, if any, recovered under such action, shall be paid to Licensee. Notwithstanding the foregoing, ThermoLase shall be solely responsible for enforcing its rights against the European Laser Center's technology as it exists as of the
                                        8PAGE

        Effective Date, and shall bear all costs, and receive all recoveries, in connection therewith.

        8.   LIMITATION OF LIABILITY; REMEDIES

             8.1  Consequential Damages.  Notwithstanding anything to the contrary contained in this Agreement, including without limitation the provisions of Article 7 above, neither party hereto shall be liable to the other for any indirect, special, consequential, incidental or punitive damages (including without limitation damages for loss of use of facilities or equipment, loss of revenue, loss of profits or loss of goodwill) regardless of (i) the negligence (either sole or concurrent) of either party and (ii) whether either party has been informed of the possibility of such damages.

             8.2 No Warranty. THERMOLASE PROVIDES HEREIN NO WARRANTY OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OF NON-INFRINGEMENT, OR AS TO THE RESULTS THAT MAY BE ATTAINED BY THE PERFORMANCE, PRACTICE OR OPERATION OF THE SOFTLIGHT PROCEDURES, INCLUDING WITHOUT LIMITATION THE SOFTLIGHT LASERS.

             8.3 Equitable Relief . Notwithstanding any other provision of this Agreement to the contrary, due to the fact that the unauthorized use, transfer or dissemination of the ThermoLase Confidential Information or the Licensed Technology, or the improper use thereof in violation of ThermoLase's instructions and/or applicable law or regulations, would diminish substantially the value thereof and cause irreparable harm to ThermoLase which could not be adequately addressed by monetary damages, if Licensee breaches any of the provisions of Articles 2 or 5 of this Agreement, ThermoLase shall be entitled, without limiting its other rights or remedies, to obtain equitable relief to prevent or restrain such breach, including without limitation injunctive relief.

        9.   TERM AND TERMINATION

             9.1 Term . The initial term of this Agreement ("Term") shall commence on the Effective Date and shall continue until December 31, 2012, unless sooner terminated as set forth herein, and shall be renewed automatically for successive one-year renewal terms, unless either party notifies the other of its desire not to so renew at least sixty (60) days prior to the end of the initial term or the applicable renewal term, as the case may be.

             9.2  Termination.

             ThermoLase shall have the right to terminate this Agreement, effective immediately upon notice to Licensee:

                  (a) if Licensee fails to perform or observe, or otherwise materially breaches any of its material obligations
                                        9PAGE
        under this Agreement or the Supply Agreement, and such failure or breach continues unremedied for a period of thirty (30) days following written notice thereof; or

                  (b) upon the occurrence of any change in the ownership of Dessange Holding S.A., Licensee, D.B.C. Holding, Franklin Holdings, S.A., or any of its or their direct or indirect owners. Notwithstanding the foregoing, ThermoLase agrees that (i) the shareholders of Dessange Holding listed on Exhibit B hereto shall have the right to transfer shares of Dessange Holding among themselves (but not to any third party), provided that Franklin Holdings, S.A. at no time reduces its ownership interest in Dessange Holding below 50%; (ii) the shareholders of D.B.C. Holding, S.A. shall have the right to transfer shares of D.B.C. Holding, S.A. among themselves, provided that Franklin Holding S.A. does not reduce its ownership of shares of Franklin Holdings, S.A. below 50.1% of the total shares of D.B.C. Holdings, S.A.; (iii) the shareholders of Franklin Holding S.A. shall have the right to transfer shares of Franklin Holding, S.A. among themselves or to offer shares of Franklin Holding S.A. to the public or to sell shares of Franklin Holding S.A. to third parties, to the extent that the Dessange Holding Owners, their next of kin and current or future executives and employees of Franklin Holding, S.A. or companies controlled by Franklin Holding, S.A. retain at least 50.1% of the capital stock and voting rights of Franklin Holding, S.A., and (iv) the Dessange Holding Owners may transfer their ownership interests in Dessange Holding, JV France, Franklin Holding, S.A., or any of its or their direct or indirect owners as required by the laws of estate or family devolution.

                  (c) upon the occurrence of an event of dissolution pursuant to the terms of Article X of the Operating Agreement, or upon the occurrence of ThermoLase's purchase of D.B.C. Holding's interest in Licensee pursuant to Article IX of the Operating Agreement; or

                  (d)  upon the dissolution of JV France; or

                  (e) if Licensee: (i) files for or consents to a general assignment for the benefit of creditors, (ii) applies for or consents to the appointment of, or the taking possession by, a receiver, custodian, trustee or liquidator of itself or all or a substantial part of its assets, (iii) files a petition in bankruptcy or liquidation, or is adjudicated bankrupt or insolvent or takes similar actions under the laws of any jurisdiction for the general benefit of creditors of an insolvent or financially troubled debtor, (iv) seeks the liquidation, dissolution or winding-up of itself, or the composition or readjustment of its debts, (v) adopts any resolution of its Members or Directors for the purpose of effecting any of the foregoing, or (vi) is the subject of an involuntary proceeding, which is not fully dismissed within forty-five (45) days, seeking Licensee's liquidation, reorganization, dissolution or
                                       10PAGE
        winding-up, or composition or readjustment of its debts, or the appointment of a trustee, receiver custodian, liquidator or the like of Licensee or all or any substantial part of its assets, or similar relief in respect of Licensee under any law relating to bankruptcy, insolvency, reorganization, winding-up or the composition or readjustment of debts.

             Licensee (by action of its Directors other than Directors designated by ThermoLase) shall have the right to terminate this Agreement, effective immediately upon notice to ThermoLase:

                  (f) in the event that ThermoLase ceases to be controlled, directly or indirectly, by Thermo Electron Corporation or one of its direct or indirect subsidiaries (where control means ownership of more than 50% of the capital stock or voting stock of a corporation); or

                  (g) upon the occurrence of an event of dissolution pursuant to the terms of Article X of the Operating Agreement, or

                  (h)  upon the dissolution of JV France.

             9.3 Effects of Termination . Upon expiration or earlier termination of this Agreement for any reason, all rights and obligations of the parties under this Agreement shall cease, except that Licensee shall be obligated to pay to ThermoLase all outstanding fees and Royalties that are payable with respect to the period prior to the effective date of such expiration or earlier termination. Upon such expiration or earlier termination, Licensee shall cease all use of the ThermoLase Marks and the Licensed Technology, and ThermoLase shall have free access to all User Manuals and any other materials in Licensee's possession that are related to the Licensed Technology or the ThermoLase Marks. Upon the expiration or earlier termination of this Agreement, Licensee will be deemed to have assigned, transferred or conveyed to ThermoLase any and all rights and goodwill in or to the ThermoLase Marks that may have been obtained or developed by Licensee, and Licensee will, without any consideration other than the mutual covenants and agreements of this Agreement, execute and deliver such instruments and other documents as may be requested by ThermoLase to accomplish such assignment, transfer and conveyance, or to preserve and secure the rights of ThermoLase (or its parents, subsidiaries or affiliates) in and to the ThermoLase Marks. Upon the expiration or earlier termination of this Agreement, Licensee shall immediately remove all signs and other markings from each of its facilities and articles (and shall oversee such removal from the facilities and articles of its Sublicensees) which indicate any connection to the SoftLight Procedures, SoftLight Lasers, the ThermoLase Marks or ThermoLase.

             9.4  No  Rights   to   Compensation   Upon   Expiration   or
        Termination . In the event of a termination pursuant to any of the provisions of this Agreement or upon expiration of this
                                       11PAGE
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        Agreement, ThermoLase shall not  have any obligation to  Licensee or to its Sublicensee, or to any employee of Licensee or Sublicensee, for compensation or for damages on account of the loss by Licensee or Sublicensee or such employee of present or
        prospective  sales,   investments,  compensation   or   goodwill.
        Licensee, for itself and on behalf of each of its employees, hereby waives any rights which may be granted to it or them under the laws and regulations of the Territory or otherwise which are not granted to it or them by this Agreement.

             9.5 Survival . Notwithstanding anything to the contrary contained herein, the provisions of Sections 2.2, 2.3, 6, 7, 8, 9.3, 9.4, 9.5 and 10 of this Agreement shall survive any expiration or earlier termination of this Agreement according to their respective terms.

        10.  MISCELLANEOUS

             10.1 Compliance with Laws . Licensee shall comply with all national, supra-national, provincial and local laws, rules, orders, ordinances and regulations of any governmental or other public authority applicable to the performance of the SoftLight Procedures.

             10.2 Notices . Whenever by the terms of this Agreement, notice, demand or other communication shall or may be given to either party, the same shall be in writing and, addressed as follows, or to such other address or addresses as shall from time to time be designated by written notice by either party to the other as herein provided:

             if to Licensee:

             ThermoLase France, L.L.C.
             10455 Pacific Center Court
             San Diego, CA 92101, USA
             Attn: President;

             if to ThermoLase:

             ThermoLase Corporation
             10455 Pacific Center Court
             San Diego, CA 92101, USA
             Attn: President;

             with a copy to

             General Counsel
             Thermo Electron Corporation
             81 Wyman St.
             Waltham, MA 02254-9046 USA

        All notices shall be sent by registered or certified air mail, postage prepaid and return receipt requested, or by Federal
                                       12PAGE

        Express or other comparable courier providing proof of delivery, and shall be deemed duly given and received (i) if mailed, on the [tenth (10th)] Business Day following the mailing thereof, or
        (ii) if sent by courier, the date of its receipt (or, if such day is not a Business Day, the next succeeding Business Day).

             10.3 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding its conflict of laws principles. Notwithstanding the application of the laws of the State of Delaware, Licensee agrees that ThermoLase shall have no obligation to provide Licensee with any information or disclosures relating to the Licensed Technology, the SoftLight Procedures or the operation of a Spa Thira except as set forth herein. In particular, Licensee waives, and releases ThermoLase from, any obligation to comply with the Disclosure Requirements and Prohibitions concerning Franchising and Business Opportunity Ventures of the United
        States Federal Trade Commission or any similar provisions existing under the laws of the State of Delaware.

             10.4 Governing Language . This Agreement, any sublicense under this Agreement and any amendments or other modifications hereof or thereof, and all notices and other communications hereunder or thereunder shall be in the English language. In the event that this Agreement or any sublicense hereunder is translated into any other language, the English language version shall control.

             10.5 Entire Agreement . This Agreement, including all schedules and exhibits hereto, constitutes the sole and entire agreement between ThermoLase and Licensee with respect to the subject matter hereof, supersedes all prior agreements between the parties either written or oral and shall not be supplemented, amended, varied or modified in any manner except by an instrument in writing signed by duly authorized representatives of both parties.

             10.6 Waiver. No delay or omission on the part of either party to this Agreement in requiring performance by the other party or in exercising any right hereunder shall operate as a waiver of any provision hereof or of any right hereunder, and the waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall not be construed as a bar to or waiver of such performance or right on any future occasion.

             10.7 Remedies Cumulative . Any and all rights and remedies which either party may have under this Agreement, at law or in equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

                                       13PAGE
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             10.8 Headings .   Article  and  Section  headings  and   the
        organization of this Agreement are for descriptive purposes only and shall not control or alter the meaning of this Agreement.

             10.9 Costs . Except as otherwise expressly provided herein, each party shall bear its own costs and expenses in performing
        its obligations  under this  Agreement.   In the  event that  one
        party to this Agreement commences an action against the other party to this Agreement, the prevailing party shall be entitled to recover its costs resulting from such action from the non-prevailing party.

             10.10 Successors and Assigns . This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

             10.11 Authority . The individuals executing this Agreement hereby represent and warrant that they are empowered and duly authorized to so execute this Agreement on behalf of the parties they represent.

             10.12 Severability . If any provision of this Agreement is declared invalid or unenforceable by a court or other tribunal having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court or tribunal. The parties shall consult and use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Agreement.

             10.13 Change in Control. In the event that Dessange Holding acquires the entire interest of ThermoLase in the Licensee, then ThermoLase and Licensee shall negotiate in good faith such amendments to this Agreement as are reasonably necessary to enable Licensee to enjoy the benefits of this Agreement.

             10.14     Dispute Resolution.

                  a. Mediation . In the event of any dispute, controversy or claim arising out of or relating to this Agreement or to a breach hereof, including its interpretation, performance or termination, the parties agree to follow the procedures set forth in this Section 10.14. First, the parties shall identify in writing the point on which they cannot agree (the "Disputed Point") and the respective positions of each party with respect to such point. The parties will refrain from making a decision on the Disputed Point for a period of up to two weeks. During such 2-week period, the parties will (i) consult with one another in good faith with the goal of resolving the Disputed Point, (ii) engage a mutually acceptable impartial mediator who is fluent in both English and French (the "Mediator") to assist them in finding a mutually agreeable solution to the Disputed Point,
                                       14PAGE

        (iii) study the economic or commercial bases on which each of the parties has based its position and the issues raised by each of the parties in respect of the Disputed Point, and (iv) cooperate with the Mediator in examining alternative solutions to the Disputed Point. The costs and expenses of the Mediator shall be shared equally by the parties. The parties will meet at the end of such 2-week period for the sole purpose of discussing and voting on the Disputed Point. The Mediator shall conduct the meeting and begin it with a summary of the situation, the nature of the Disputed Point and any proposed solutions, while reminding the parties of the consequences of the continuation of the dispute. The parties will use their good faith best efforts to agree on a solution prior to or during such meeting.

                  b. Arbitration. In the event that a Disputed Point cannot be resolved by the mediation procedure described in
        Section 10.14(a) above, and provided that the Deadlock resolution provisions of Article IX of the Operating Agreement do not apply, then such Disputed Point, shall be finally resolved by arbitration. The arbitration shall be conducted by one (1) arbitrator fluent in French and English, with experience in international commercial joint ventures, to be appointed by the presiding officer of the London Court of International Arbitration ("LCIA"). The arbitration shall be conducted in English, under the supervisory authority of the LCIA, and in accordance with the LCIA arbitration rules. Multiple arbitrations between the parties and their Affiliates relating to the same transaction or series of transactions may be aggregated in the same arbitration proceeding. The arbitration, including the rendering of the award, shall take place in London, England, and shall be the exclusive forum for resolving such dispute, controversy or claim. The decision of the arbitrator shall be binding upon the parties hereto, and the expense of the arbitration (including without limitation the award of attorneys' fees to the prevailing party) shall be paid as the arbitrator determines. The decision of the arbitrator shall be executory, and judgment thereon may be entered by any court of competent jurisdiction. The prevailing party in any arbitration shall be entitled to such reasonable attorneys' fees as may be awarded by the arbitrator. The non-prevailing party shall pay to the other party such reasonable attorneys' fees, together with such fees of the arbitrator and costs and expenses of the arbitration, as may be awarded by the arbitrator. Notwithstanding the foregoing, nothing in this section 10.14(b) shall be construed as limiting in any way the right of a party to seek injunctive relief with respect to any actual or threatened breach of this Agreement from a court of competent jurisdiction.

                     [Remainder of Page Intentionally Blank]

                                       15PAGE
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             IN WITNESS WHEREOF, the parties hereto have executed this
        Agreement under seal as of the date first set forth above.

        THERMOLASE CORPORATION        THERMOLASE FRANCE L.L.C.


        By: ____________________      By:___________________________
              Name:                        Name:
              Title:                       Title:


                      [Signature Page to License Agreement]






















                                       16PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

                                    EXHIBIT A
                               Licensed Technology

        United States Patents

        5,226,907 Hair Removal Device and Method
        5,425,728 Hair Removal Device and Method
        5,423,803 Skin Surface Peeling Process using Laser

        United States Patent Applications

        **********     ******************************
        **********     ****************************
        **********     **********************************************
                       *******************************
        **********     **********************************
        **********     ****************************
        **********     **********************************
        **********     *******************

        European Patent Applications

        ***********    ***********************************************
                       ********
        ***********    ****************************************
                       *************************

        Patent Cooperation Treaty ("PCT") Applications

        *************** ******************
        *************** *********************************

        Other Patents. As patent applications that cover the Licensed Technology are filed and issue in the Territory, they shall constitute Patents under this Agreement.

        Other Licensed Technology

        ThermoLase's trade secrets and know how relating to the inventions covered by the above patents, the operation and maintenance of the SoftLight Lasers and the performance of the SoftLight Procedures, as described more fully in the User Manual and the training to be provided by ThermoLase to Licensee.

        European Trademarks
        -------------------

        ThermoLase has applied for EC trademarks for the following marks:

        Mark           Application Date         Classes
        ----           ----------------         -------
        SoftLight      April 6, 1996            9, 42
        Spa Thira      April 6, 1996            3, 42
                                       17PAGE

                                    EXHIBIT B

                              Schedule of Ownership


        JDM Investment, S.A.
        --------------------

             Yves Micheli             ____%
             D.B.C. Holding S.A.      ____%
             Jacques Dessange
                  Management, S.A.    ____%
             Benjamin Dessange        ____%
             Bernard Sagon            ____%
             Michel Couvin            ____%
             Daniel Conte             ____%

        D.B.C. Holding S.A.
        -------------------

             Franklin Holdings, S.A.  59.5%
             Jacques Dessange
                  Management, S.A.    ____%
             Benjamin Dessange        ____%
             Bernard Sagon            ____%
             Michel Couvin            ____%
             Daniel Conte             ____%










                                       18PAGE
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                                                                EXHIBIT E

                              SUBLICENSE AGREEMENT

                            Sublicensee Information:

        Name:          THERMODESS, S.A.S.        ("Sublicensee")
        Address:       ________________
                       ________________
                       ________________
        Telephone No.: ________________
        Fax No.        ________________

        Effective Date:     ________ __, 1996

        Territory:     FRANCE (including its Departements d'Outre-Mer
                       (D.O.M)., but excluding all other Territories d'Outre-Mer (T.O.M.) and other jurisdictions)

                                   BACKGROUND

        A. ThermoLase Corporation ("ThermoLase") has developed certain proprietary equipment and processes for the removal of unwanted human hair and the exfoliation or rejuvenation of skin. ThermoLase desires to have such technology and processes utilized in the Territory set forth above (the "Territory").

        B. ThermoLase France L.L.C. ("Licensee") has been appointed as ThermoLase's exclusive licensee of such Patents and procedures in France, pursuant to a License Agreement between ThermoLase and Licensee, of even date herewith (the "License Agreement").

        C. Sublicensee is a French S.A.S., the members of which are ThermoLase and JDM Invest S.A. Licensee is prepared to appoint Sublicensee as a sublicensee of such Patents and procedures in the territory set forth above (the "Territory") on the terms and conditions set forth below, and to sell to Sublicensee certain SoftLight Lasers and SoftLight Lotion for use in practicing such procedures, all pursuant to a mutually acceptable Supply Agreement to be entered into by the parties (the "Supply Agreement").

                                    AGREEMENT

             Licensee and Sublicensee hereby agree as follows:

        1.   DEFINITIONS

             The following terms shall have the following meanings when capitalized herein:

             1.1 "Business Day" means a day on which banks are open for business in San Diego, California and Paris, France.
PAGE

             1.2 "Improvement" means any improvement, enhancement or modification to existing Licensed Technology, whether developed by ThermoLase, Licensee, Sublicensee or any third party.

             1.3 "Licensed Technology" means the inventions claimed in the Patents, including Improvements, together with any and all know-how, trade secrets and other information relating to the SoftLight Procedures and SoftLight Laser.

             1.4 "Patents" means (i) the patents and patent applications listed on Exhibit A attached hereto, (ii) any subsequent patent application by ThermoLase having one or more claims covering Improvements, (iii) any divisions, reissues, continuations, renewals and extensions of any of said patents or patent applications, and (iv) any patent issuing upon any of the foregoing.

             1.5 "SoftLight Laser" means a laser designed by ThermoLase for use with a lotion in the removal of unwanted human hair and the exfoliation or rejuvenation of skin.

             1.6  "SoftLight  Lotion"  means  the   lotion  approved  by
        ThermoLase for use in the SoftLight Procedures.

             1.7 " SoftLight Procedures" means the removal of unwanted human hair and the exfoliation or rejuvenation of skin using one or more SoftLight Lasers and the SoftLight Lotion.

             1.8 "ThermoLase Marks" means ThermoLase's SoftLight(SM) and Spa Thira(SM) service marks and the trade name "ThermoLase", including the registrations and applications listed on Exhibit A hereto.

             1.9. "Consolidated Venture Revenue" shall mean Direct Venture Revenue plus Sublicense Revenue. Consolidated Venture Revenue is calculated without reference to any sales or value-added tax that may be imposed on such amounts.

             1.10. "Direct Venture Revenue" shall mean the consolidated aggregate revenues received from customers in respect of the performance of the SoftLight Procedures in the Territory and  the
         sale of directly related  products by (i) the Sublicensee,  (ii)
        any entities in  which Sublicensee owns  any equity or  ownership interests, or (iii) any entities which are owned, wholly or partially, directly or indirectly, by ThermoLase, JDM Investment, S.A., D.B.C. Holding S.A., Franklin Holding S.A., or any of their direct or indirect owners.

             1.11. "Sublicense Revenue" shall mean the aggregate revenue received by the entities listed in 1.10(i) to (iv) from any of their sublicensees or franchisees who do not fall into categories
        (i) to (iv) above, and excluding any inter-company payments (such as royalty payments, fees, service charges and the like) between the entities listed in (i) to (iii) above.
                                        1PAGE

        2.   LICENSE AND OWNERSHIP OF TECHNOLOGY

             2.1 Grant of License. Licensee grants to Sublicensee, upon the terms and subject to the conditions set forth in this Agreement, an exclusive, non-transferable license, under the Patents and all other ThermoLase intellectual property in the Licensed Technology, to perform the SoftLight Procedures in the Territory. Sublicensee shall have the right to sublicense the foregoing rights to one or more further sublicensees in the Territory (the "Sub-Sublicensee(s)") pursuant to sublicense agreements in form and substance acceptable to ThermoLase and Licensee.

             2.2  Ownership of Licensed Technology.  Sublicensee will not take any action or position contrary to ThermoLase's ownership of all right, title and interest in and to the Patents and the Licensed Technology, and Sublicensee agrees that it will not, at any time, do or cause to be done any act or thing contesting or in any way impairing or tending to impair the Patents or Licensed Technology or any part of such right, title or interest of ThermoLase. Sublicensee shall not in any manner represent that Sublicensee has ownership of the Licensed Technology or Patents, and acknowledges that Sublicensee's use of the Licensed Technology shall not create in Sublicensee any right, title or interest in or to the Licensed Technology, except for the rights granted to Sublicensee by the express terms of this Agreement.

             2.3 Sublicensee Improvements . (a) Sublicensee shall disclose promptly to ThermoLase any and all Improvements to the Licensed Technology developed or discovered by Sublicensee or its officers, employees or agents. All such Improvements shall be the property of ThermoLase, and, to the extent permitted by law, Sublicensee hereby assigns all right, title and interest in and to such Improvements, and all patent, copyright, trademark, trade secret and other intellectual property rights therein, to
        ThermoLase, as they are developed. Sublicensee shall, at ThermoLase's request, execute and deliver all certificates, waivers, applications, assignments and other instruments as ThermoLase may reasonably request in order to effectuate the assignment of Improvements to ThermoLase as described above, including agreements between Sublicensee or its Sub-Sublicensee(s) and their employees relating to the ownership of inventions prepared by employees. All employees of Sublicensee shall waive all moral rights with respect to works of authorship constituting Improvements created by them to the fullest extent permitted by law. To the extent permitted by local law, Sublicensee will enter into agreements with its employees to ensure compliance with the provisions of this
        Section 2.3.

             (b) To this end, the parties agree that French employment agreements entered into with employees and/or employees of any Sub-sublicensees will include appropriate language requiring
                                        2PAGE
        employees to undertake, in accordance with the provisions of French Law No. 79-797 of September 4, 1979, to declare formally to their employer any and all inventions such employee might develop as author or co-author, attaching to such declaration any necessary information, data, drawings or documents held by such employee and relating to such inventions.

             (c) With respect to inventions which would be made by such employees within the scope of any research task required from the employee by its employer within the scope of its employment agreement, the employee shall undertake:

                  - to acknowledge the ownership of its employer on the invention, and

                  - to satisfy all statutory requirements and to carry out all steps required to allow the employer to be recognized as the owner of such invention, including any patents or other intellectual property rights which might result from such invention, it being understood that the name of the employee shall be stated in case any patent application is filed, without such statement entailing any right of co-ownership on the patent.

             In consideration therefor, the employer shall grant the employee a remuneration which shall be in addition to the employee's contractual remuneration, and which shall be set in accordance with applicable collective bargaining rules and/or then current French practice.

             (d) With respect to inventions which would be made by such employee outside of the scope of any research task required from the employee by its employer as stated above, but which would satisfy the rules set out in Article L.611-7 of the French Industrial Property Code, then such inventions would be governed by the rules set out in such statutory provision.

             (e) The employer shall thereupon take all steps to transfer the ownership of the intellectual property right, or, if such transfer is contrary to local law, to license to ThermoLase the perpetual, irrevocable, exclusive right to use such invention, in which case ThermoLase shall undertake to reimburse the employer for any amounts paid to the employee in accordance with local rules, as set out above.

             2.4 Additional Improvements . n the event that Licensee receives or is entitled to receive improvements to the Licensed Technology from ThermoLase, Licensee shall provide such Improvements to Sublicensee at the price at which such Improvements were provided to Licensee.
                                        3PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

             2.5 Future Patents . ThermoLase shall have the exclusive right, at its sole expense, to make all decisions and take all actions relating to the filing and prosecution of additional patent applications relating to the Licensed Technology and the Improvements. If Sublicensee requests ThermoLase to pursue particular patent protection in the Territory relating to the Licensed Technology, then, notwithstanding ThermoLase's exclusive ownership of such patent, Sublicensee shall be responsible for all costs of preparing, prosecuting and maintaining such patent in the Territory.

        3.   THERMOLASE TECHNICAL ASSISTANCE

             During the first year of the term of this Agreement, Licensee shall engage ThermoLase to provide to Sublicensee (or to Sub-Sublicensee(s), if so designated by Sublicensee), up to an aggregate of **************** of support and assistance in connection with the establishment and operation of the Facilities. ThermoLase shall not charge for such support services, except that Sublicensee shall be responsible for all reasonable travel and out of pocket expenses incurred by ThermoLase and its personnel in connection with providing such services. Any direct costs and expenses for additional support and assistance shall be borne by the Sublicensee. The parties shall cooperate with each other to schedule training and assistance in an efficient and cost-effective manner.

        4.   PAYMENT OF FEES AND ROYALTIES

             4.1  Fees and Royalties.

                  (a) In consideration of the rights and licenses granted to Sublicensee pursuant to this Agreement, Sublicensee shall pay to Licensee percentage royalties as provided in paragraph (b) below (the "Royalties").

                  (b)  Royalties shall  be  payable quarterly  within  45
        days following the end of each calendar quarter. The amount of such Royalties shall equal ******************** of Direct Venture Revenue. ********************************************************
        *****************************************************************
        ************************

                  (c)  Sublicensee  shall  be  entitled  to  retain   ***
        ************* of Sublicense Revenue. Sublicensee shall remit to Licensee the balance of Sublicense Revenue as an additional Royalty.

                  (d) Notwithstanding the foregoing, in no event shall the Royalties payable during any quarter exceed Sublicensee's total profits during such quarter.

                                        4PAGE

                  (e) Each payment of Royalties shall be accompanied by a written report, in detail reasonably satisfactory to Licensee, specifying the method of calculation of the Royalties for the applicable quarter. Any fees or Royalties that are not paid when due shall bear interest from the due date until paid at the lesser of (i) the rate of 1.5% per month or (ii) the maximum rate allowed by applicable law. The foregoing Royalty rate is intended by the parties to be the arm's length royalty rate; and the parties will, no less than annually, consider whether it still reflects the arm's length rate and, if not, whether to adjust the Royalty rate by mutual agreement.

                  (f) The Royalties, fees and all other amounts payable pursuant to this Agreement are exclusive of any and all present and future federal, national, state, local, municipal and other excise, sales, use, property, value-added or similar taxes and fees, all of which shall be paid by Sublicensee. Sublicensee shall obtain and provide to Licensee any certificate of exemption or similar document required to exempt any transaction under this Agreement from any such tax or fee.

                  (g) The Royalties, fees and all other amounts payable pursuant to this Agreement shall be payable in United States Dollars. To the extent that revenues are in a currency other than United States Dollars, such revenues shall be converted into United States Dollars, for the purposes of calculating Royalties payable to Licensee hereunder, at the average exchange rate during the relevant quarter as published in the New York edition of the Wall Street Journal.

        5.   USE OF THERMOLASE MARKS

             5.1  Trademark License; Promotional Materials.

                  (a) Licensee grants to Sublicensee an exclusive right and license in the Territory (including the right to sublicense to one or more Sub-Sublicensees) to use the ThermoLase Marks in connection with promotional activities relating to the performance of SoftLight Procedures, provided Sublicensee and all Sub-Sublicensees acknowledge ThermoLase's rights in and to the ThermoLase Marks by (i) referring to the same at all times as service marks of ThermoLase in any signage, advertising, press release, article, publication or other promotional material, document or broadcast referencing the ThermoLase Marks and by
        (ii) including the proprietary marking "(SM)" after SoftLight and Spa Thira each time they are used by Licensee (or Sublicensee) in any printed or electronic media. In any and all descriptions of or references to the SoftLight Procedures, Sublicensee and its Sub-Sublicensees shall use no descriptive name or mark other than SoftLight, Spa Thira, and "ThermoLase", or a name approved in advance by ThermoLase which is formed by combining a ThermoLase Mark with the name "Jacques Dessange" (the "Combined Name"), the use of which will be authorized only to the extent Sublicensee or

                                        5PAGE
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        Sub-Sublicensee(s)   has   received   appropriate   licenses   or
        sublicenses from the relevant trademark owners.

                  (b) ThermoLase shall have the right to review and pre-approve (or reject) all promotional and advertising materials relating to the SoftLight Procedures or SoftLight Lasers which are prepared by Sublicensee or its Sub-Sublicensees, consultants, contractors or agents, and which are not based substantially on materials provided by ThermoLase or Licensee. Sublicensee shall not include in any such promotional or advertising materials any claims, facts, data or representations relating to the SoftLight Procedures or SoftLight Lasers which are not provided in writing by ThermoLase or Licensee or otherwise approved by ThermoLase or Licensee in writing.

             5.2  Ownership of ThermoLase Marks  . ThermoLase shall  have the exclusive right to apply for registration, and to extend existing registrations, of the ThermoLase Marks for use in connection with the SoftLight Procedures or otherwise, except the Combined Name, which may be applied for and owned by Sublicensee, subject to ThermoLase's ownership of any underlying ThermoLase Marks and any third party's ownership of the name "Jacques Dessange". Licensee will not register, or cause or permit to be registered in the name of any entity other than ThermoLase, the ThermoLase Marks or any trademark, trade name or service mark confusingly similar thereto, with any federal, national, supra-national, state, municipal or other governmental authority of any jurisdiction, whether within or outside the United States or the Territory. Except as contemplated by the parties in case of use of the Combined Name, Sublicensee will not use or associate the ThermoLase Marks with any other trademark, trade name or service mark in any advertising or publicity utilized by Licensee in connection with the SoftLight Procedures or otherwise in such manner as to be misleading with respect to the ownership of the ThermoLase Marks. Sublicensee further agrees not to create a composite trademark, trade name or service mark with the ThermoLase Marks, except in each instance with ThermoLase's prior written consent which ThermoLase acting in its sole discretion may withhold. Sublicensee agrees that every use of the ThermoLase Marks shall inure to the ultimate benefit of ThermoLase. Sublicensee shall not remove or obscure or alter in any manner the ThermoLase Marks or any notice thereof, which may be displayed on the SoftLight Lasers, the SoftLight Lotion, a facility for the performance of SoftLight Procedures, or any other documentation provided by ThermoLase or Licensee hereunder.

             5.3  Quality Controls and Assurance.

                  (a) Sublicensee agrees that any services provided by Sublicensee and its Sub-Sublicensees based on performance of the SoftLight Procedures pursuant to this Agreement shall be of a quality at least equal to the quality of similar services provided by ThermoLase or its other franchisees at facilities at which ThermoLase or its other franchisees provide such services.
                                        6PAGE
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                  (b)  In addition, in order to comply with  ThermoLase's
        quality control  standards,  Sublicensee  shall:    (i)  use  the
        ThermoLase Marks in compliance with all relevant laws and regulations; and (ii) accord ThermoLase the right (to the extent permitted by local law or rules of professional conduct) to inspect during normal business hours, without prior advance notice, its facilities (and those of its Sub-Sublicensees) in order to confirm that the use of the ThermoLase Marks is in compliance with this Agreement.

                  (c)  Sublicensee agrees that its failure to comply with
        the  quality  standards  described   in  this  Article  5   shall
        constitute a material breach of this Agreement.

             5.4  Translation  of  Documentation  .    Sublicensee  shall
        ensure, at its expense, that all technical manuals, advertising and marketing information and other documentation provided by ThermoLase or Licensee required by law to be in the French language are translated into French. Sublicensee shall provide ThermoLase with advance copies of all such materials for approval; provided, however, that Sublicensee shall take
        responsibility  for  any   mistakes  or   inaccuracies  in   such
        translations. All right, title and interest in and to such translations shall be owned by ThermoLase, and Sublicensee hereby assigns all right, title and interest in and to such translations, and all copyright, trademark and other intellectual property rights therein, to ThermoLase, as they are developed. Sublicensee shall, at ThermoLase's request, execute and deliver all certificates, applications, assignments and other instruments as ThermoLase may reasonably request in order to effectuate the assignment of translations to ThermoLase as described above. All employees of Sublicensee and Sub-Sublicensees shall waive all moral rights with respect to works of authorship in such translations created by them. To the extent permitted by local law, Sublicensee will enter into, and cause its Sub-Sublicensee to enter into, agreements with its employees to ensure compliance with the provisions of this
        Section 5.4.

        6.   CONFIDENTIALITY

             6.1  Licensee acknowledges  and agrees  that ThermoLase  and
        Licensee have disclosed, and shall continue to disclose, to Sublicensee in connection with the use of the Licensed Technology
        and  performance   of   this   Agreement   certain   confidential
        information of  ThermoLase and  Licensee regarding  its  business
        operations,  trade  secrets,   know-how,  customer   information,
        pricing, marketing data and other information of a confidential nature relating to the Licensed Technology and the SoftLight Procedures, including, without limitation, the terms of this
        Agreement    (collectively,    the    "ThermoLase    Confidential
        Information").   In addition,  Licensee acknowledges  and  agrees
        that Sublicensee  may disclose  to  it during  the term  of  this
                                        7PAGE
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        Agreement  certain   confidential  information   of   Sublicensee
        regarding  its  business  operations,  trade  secrets,  know-how,
        customer  information,   pricing,   marketing  data   and   other
        information  of   a   confidential   nature   (the   "Sublicensee
        Confidential Information").

             6.2 The Confidential Information of each party shall remain the sole and exclusive property of such party, and the other party shall have no interest or rights with respect thereto, except to the extent expressly provided in this Agreement. Each party agrees to maintain the confidentiality of the Confidential Information of the other party, provided, however, that Licensee shall have the right to disclose such information to its sublicensees who have a need to know such information and who have agreed in writing to maintain the confidentiality thereof in a manner no less restrictive than that required under this Agreement. Notwithstanding the foregoing provisions of this
        Article 6, the receiving party shall have the right to disclose any information that it can demonstrate (i) was rightfully possessed by the receiving party before it was received from the disclosing party, (ii) is or becomes public otherwise than through any act or default of the receiving party, or (iii) is required by law, court order or stock exchange rule to be disclosed, provided the receiving party notifies the disclosing party in writing prior to making any such disclosure so as to afford to ThermoLase a reasonable opportunity to object or seek an appropriate protective order with respect to such disclosure.

        7.   ENFORCEMENT OF RIGHTS

             Sublicensee shall promptly advise Licensee and ThermoLase upon becoming aware of any infringement or threatened infringement of any of the Licensed Technology or the ThermoLase Marks in the Territory or any claim that the Licensed Technology or the ThermoLase Marks infringe the intellectual property rights of another party in the Territory. Sublicensee agrees that ThermoLase, in its sole discretion, shall determine the appropriate action, if any, to be taken with respect to any such infringement and shall have the right to exclusive control of any enforcement suit or proceeding (provided, however, that Sublicensee shall remain a party to such suit to the extent so required). Sublicensee shall cooperate with ThermoLase with respect to any enforcement, including, without limitation, joining as a party to any litigation, if required. All costs and expenses (including attorneys' fees) of any action relating to any such infringement shall be borne by Sublicensee, and all amounts, if any, recovered under such action, shall be paid to Sublicensee. Notwithstanding the foregoing, ThermoLase shall be solely responsible for enforcing its rights against the European Laser Center's technology as it exists as of the Effective Date, and shall bear all costs, and receive all recoveries, in connection therewith.

        8.   LIMITATION OF LIABILITY; REMEDIES
                                        8PAGE

             8.1  Consequential Damages.  Notwithstanding anything to the contrary contained in this Agreement, including without limitation the provisions of Article 7 above, neither party hereto shall be liable to the other for any indirect, special, consequential, incidental or punitive damages (including without limitation damages for loss of use of facilities or equipment, loss of revenue, loss of profits or loss of goodwill) regardless of (i) the negligence (either sole or concurrent) of either party and (ii) whether either party has been informed of the possibility of such damages.

             8.2  No Warranty . THERMOLASE AND LICENSEE PROVIDE HEREIN NO
        WARRANTY OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OF NON-INFRINGEMENT, OR AS TO THE RESULTS THAT MAY BE ATTAINED BY THE PERFORMANCE, PRACTICE OR OPERATION OF THE SOFTLIGHT PROCEDURES, INCLUDING WITHOUT LIMITATION THE SOFTLIGHT LASERS.

             8.3 Equitable Relief . Notwithstanding any other provision of this Agreement to the contrary, due to the fact that the unauthorized use, transfer or dissemination of the ThermoLase Confidential Information or the Licensed Technology, or the improper use thereof in violation of the User Manual and/or applicable law or regulations, would diminish substantially the value thereof and cause irreparable harm to ThermoLase and Licensee which could not be adequately addressed by monetary damages, if Sublicensee breaches any of the provisions of Articles 2 or 5 of this Agreement, ThermoLase and Licensee shall be entitled, without limiting their other rights or remedies, to obtain equitable relief to prevent or restrain such breach, including without limitation injunctive relief.

        9.   TERM AND TERMINATION

             9.1 Term .The initial term of this Agreement ("Term") shall commence on the Effective Date and shall continue until December 31, 2012, unless sooner terminated as set forth herein, and shall be renewed automatically for successive one-year renewal terms, unless either party notifies the other of its desire not to so renew at least sixty (60) days prior to the end of the initial term or the applicable renewal term, as the case may be. This Agreement shall terminate automatically upon the termination, for any reason, of the License Agreement.

             9.2  Termination.    Licensee  shall   have  the  right   to
        terminate this Agreement,  effective immediately  upon notice  to
        Sublicensee:

                  (a) if Sublicensee fails to perform or observe, or otherwise materially breaches any of its obligations under this Agreement or the Supply Agreement, and such failure or breach continues unremedied for a period of thirty (30) days following written notice thereof; or

                                        9PAGE

                  (b) if Sublicensee: (i) files for or consents to a general assignment for the benefit of creditors, (ii) applies for or consents to the appointment of, or the taking possession by, a receiver, custodian, trustee or liquidator of itself or all or a substantial part of its assets, (iii) files a petition in bankruptcy or liquidation, or is adjudicated bankrupt or insolvent or takes similar actions under the laws of any jurisdiction for the general benefit of creditors of an insolvent or financially troubled debtor, (iv) seeks the liquidation, dissolution or winding-up of itself, or the composition or readjustment of its debts, (v) adopts any resolution of its Members or Directors for the purpose of effecting any of the foregoing, or (vi) is the subject of an involuntary proceeding, which is not fully dismissed within forty-five (45) days, seeking Sublicensee's liquidation, reorganization, dissolution or winding-up, or composition or readjustment of its debts, or the appointment of a trustee, receiver custodian, liquidator or the like of Sublicensee or all or any substantial part of its assets, or similar relief in respect of Sublicensee under any law relating to bankruptcy, insolvency, reorganization, winding-up or the composition or readjustment of debts.

             Sublicensee  shall  have   the  right   to  terminate   this
        Agreement, effective immediately upon notice to Licensee:

                  (f) in the event that ThermoLase ceases to be controlled, directly or indirectly, by Thermo Electron Corporation or one of its direct or indirect subsidiaries (where control means ownership of more than 50% of the capital stock or voting stock of a corporation); or

                  (g) upon the occurrence of an event of dissolution pursuant to the terms of Article X of the Operating Agreement.

             9.3 Effects of Termination . Upon expiration or earlier termination of this Agreement for any reason, all rights and obligations of the parties under this Agreement shall cease, except that Sublicensee shall be obligated to pay to Licensee all outstanding fees and Royalties that are payable with respect to the period prior to the effective date of such expiration or earlier termination. Upon such expiration or earlier termination, Sublicensee shall cease all use of the ThermoLase Marks and the Licensed Technology, and Licensee shall have free access to all user manuals and any other materials in
        Sublicensee's  possession  that  are  related  to  the   Licensed
        Technology or the ThermoLase Marks. Upon the expiration or earlier termination of this Agreement, Sublicensee will be deemed to have assigned, transferred or conveyed to ThermoLase any and all rights and goodwill in or to the ThermoLase Marks that may have been obtained or developed by Sublicensee, and Sublicensee will, without any consideration other than the mutual covenants and agreements of this Agreement, execute and deliver such instruments and other documents as may be requested by ThermoLase or Licensee to accomplish such assignment, transfer and
                                       10PAGE
        conveyance, or to preserve and secure the rights of ThermoLase (or its parents, subsidiaries or affiliates) in and to the ThermoLase Marks. Upon the expiration or earlier termination of this Agreement, Sublicensee shall immediately remove all signs and other markings from each of its facilities and articles (and shall oversee such removal from the facilities and articles of its Sub-Sublicensees) which indicate any connection to the SoftLight Procedures, SoftLight Lasers, the ThermoLase Marks or ThermoLase or Licensee.

             9.4 No Rights to Compensation Upon Expiration or Termination . In the event of a termination pursuant to any of the provisions of this Agreement or upon expiration of this Agreement, ThermoLase and Licensee shall not have any obligation to Sublicensee, or to any Sub- Sublicensee or employee of Sublicensee, for compensation or for damages on account of the loss by Sublicensee or such Sub-Sublicensee or employee of present or prospective sales, investments, compensation or goodwill. Sublicensee, for itself and on behalf of each of its employees hereby waives any rights which may be granted to it or them under the laws and regulations of the Territory or otherwise which are not granted to it or them by this Agreement.

             9.5 Survival. Notwithstanding anything to the contrary contained herein, the provisions of Sections 2.2, 2.3, 6, 7, 8, 9.3, 9.4, 9.5 and 10 of this Agreement shall survive any expiration or earlier termination of this Agreement according to their respective terms.

        10.  MISCELLANEOUS

             10.1 Compliance with Laws . Sublicensee shall comply with all national, supra-national, provincial and local laws, rules, orders, ordinances and regulations of any governmental or other public authority applicable to the performance of the SoftLight Procedures.

             10.2 Notices . Whenever by the terms of this Agreement, notice, demand or other communication shall or may be given to either party, the same shall be in writing and, addressed as follows, or to such other address or addresses as shall from time to time be designated by written notice by either party to the other as herein provided:

             if to Sublicensee:



             if to Licensee:

             ThermoLase France, L.L.C.
             10455 Pacific Center Court
             San Diego, Ca 92101, USA
             Attn: President;
                                       11PAGE
             with copies of all notices to:

             ThermoLase Corporation
             10455 Pacific Center Court
             San Diego, CA 92101, USA
             Attn: President;

             And

             General Counsel
             Thermo Electron Corporation
             81 Wyman St.
             Waltham, MA 02254-9046 USA

        All notices shall be sent by registered or certified air mail, postage prepaid and return receipt requested, or by Federal Express or other comparable courier providing proof of delivery, and shall be deemed duly given and received (i) if mailed, on the tenth (10th) Business Day following the mailing thereof, or (ii) if sent by courier, the date of its receipt (or, if such day is not a Business Day, the next succeeding Business Day).

             10.3 Governing Laws . This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding its conflict of laws principles. Notwithstanding the application of the laws of the State of New York, Sublicensee agrees that Licensee and ThermoLase shall have no obligation to provide Sublicensee with any information or disclosures relating to the Licensed Technology, the SoftLight Procedures or the operation of a Spa Thira except as set forth herein. In particular, Sublicensee waives, and releases ThermoLase and Licensee from, any obligation to comply with the Disclosure Requirements and Prohibitions concerning Franchising and Business Opportunity Ventures of the United States Federal Trade Commission or any similar provisions existing under the laws of the State of Delaware.

             10.4 Governing Language . This Agreement, any sublicense under this Agreement and any amendments or other modifications hereof or thereof, and all notices and other communications hereunder or thereunder shall be in the English language. In the event that this Agreement or any sublicense hereunder is translated into any other language, the English language version shall control.

             10.5 Entire  Agreement .   This  Agreement,  including  all
        schedules and exhibits hereto, constitutes the sole and entire agreement between Sublicensee and Licensee with respect to the subject matter hereof, supersedes all prior agreements between the parties either written or oral and shall not be supplemented, amended, varied or modified in any manner except by an instrument
                                       12PAGE
        in writing signed by duly authorized representatives of both parties.

             10.6 Waiver. No delay or omission on the part of either party to this Agreement in requiring performance by the other party or in exercising any right hereunder shall operate as a waiver of any provision hereof or of any right hereunder, and the waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall not be construed as a bar to or waiver of such performance or right on any future occasion.

             10.7 Remedies Cumulative . Any and all rights and remedies which either party may have under this Agreement, at law or in equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

             10.8 Headings  . Article  and  Section  headings  and   the
        organization of this Agreement are for descriptive purposes only and shall not control or alter the meaning of this Agreement.

             10.9 Costs . Except as otherwise expressly provided herein, each party shall bear its own costs and expenses in performing
        its obligations  under this  Agreement.   In the  event that  one
        party to this Agreement commences an action against the other party to this Agreement, the prevailing party shall be entitled to recover its costs resulting from such action from the non-prevailing party.

             10.10 Successors and Assigns . This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

             10.11     Authority   . The  individuals   executing   this
        Agreement hereby represent and warrant that they are empowered and duly authorized to so execute this Agreement on behalf of the parties they represent.

             10.12 Severability . If any provision of this Agreement is declared invalid or unenforceable by a court or other tribunal having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court or tribunal. The parties shall consult and use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Agreement.

             10.13     Change in  Control  .  In the  event that  Dessange
        Holding acquires the entire interest of ThermoLase in the Licensee, then Licensee and Sublicensee shall negotiate in good faith such amendments to this Agreement as are reasonably
                                       13PAGE
        necessary to enable Sublicensee to enjoy the benefits of this Agreement.

             10.14     Dispute Resolution.

                  a.   Mediation  .  In  the  event   of  any   dispute,
        controversy or claim arising out of or relating to this Agreement or to a breach hereof, including its interpretation, performance or termination, the parties agree to follow the procedures set forth in this Section 10.14. First, the parties shall identify in writing the point on which they cannot agree (the "Disputed Point") and the respective positions of each party with respect to such point. The parties will refrain from making a decision on the Disputed Point for a period of up to two weeks. During such 2-week period, the parties will (i) consult with one another in good faith with the goal of resolving the Disputed Point, (ii) engage a mutually acceptable impartial mediator who is fluent in both English and French (the "Mediator") to assist them in finding a mutually agreeable solution to the Disputed Point,
        (iii) study the economic or commercial bases on which each of the parties has based its position and the issues raised by each of the parties in respect of the Disputed Point, and (iv) cooperate with the Mediator in examining alternative solutions to the Disputed Point. The costs and expenses of the Mediator shall be shared equally by the parties. The parties will meet at the end of such 2-week period for the sole purpose of discussing and voting on the Disputed Point. The Mediator shall conduct the meeting and begin it with a summary of the situation, the nature of the Disputed Point and any proposed solutions, while reminding the parties of the consequences of the continuation of the dispute. The parties will use their good faith best efforts to agree on a solution prior to or during such meeting.

                  b. Arbitration . In the event that a Disputed Point cannot be resolved by the mediation procedure described in
        Section 10.14(a) above, and provided that the Deadlock resolution provisions of Article IX of the Operating Agreement do not apply, then such Disputed Point, shall be finally resolved by arbitration. The arbitration shall be conducted by one (1) arbitrator fluent in French and English, with experience in international commercial joint ventures, to be appointed by the presiding officer of the London Court of International Arbitration ("LCIA"). The arbitration shall be conducted in English, under the supervisory authority of the LCIA, and in accordance with the LCIA arbitration rules. Multiple arbitrations between the parties and their Affiliates relating to the same transaction or series of transactions may be aggregated in the same arbitration proceeding. The arbitration, including the rendering of the award, shall take place in London, England, and shall be the exclusive forum for resolving such dispute, controversy or claim. The decision of the arbitrator shall be binding upon the parties hereto, and the expense of the arbitration (including without limitation the award of attorneys' fees to the prevailing party) shall be paid as the arbitrator
                                       14PAGE
        determines. The decision of the arbitrator shall be executory, and judgment thereon may be entered by any court of competent jurisdiction. The prevailing party in any arbitration shall be entitled to such reasonable attorneys' fees as may be awarded by the arbitrator. The non-prevailing party shall pay to the other party such reasonable attorneys' fees, together with such fees of the arbitrator and costs and expenses of the arbitration, as may be awarded by the arbitrator. Notwithstanding the foregoing, nothing in this section 10.14(b) shall be construed as limiting in any way the right of a party to seek injunctive relief with respect to any actual or threatened breach of this Agreement from a court of competent jurisdiction.

             10.15 Third Party Beneficiary .ThermoLase is made a express third party beneficiary of this Agreement, and ThermoLase shall be entitled to enforce the terms of this Agreement against either party.

                     [Remainder of Page Intentionally Blank]


















                                       15PAGE

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first set forth above.

        THERMOLASE FRANCE L.L.C.           THERMODESS, S.A.S.


        By: _________________________      By:_____________________
              Name:                             Name:
              Title:                            Title:

                    [Signature Page to Sublicense Agreement]




















                                       16PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

                                    EXHIBIT A
                               Licensed Technology

        United States Patents

        5,226,907      Hair Removal Device and Method
        5,425,728      Hair Removal Device and Method
        5,423,803      Skin Surface Peeling Process using Laser

        United States Patent Applications

        **********     ******************************
        **********     ****************************
        **********     **********************************************
                       *******************************
        **********     **********************************
        **********     ****************************
        **********     **********************************
        **********     *******************

        European Patent Applications

        ***********    ***********************************************
                       ********
        ***********    ****************************************
                       *************************

        Patent Cooperation Treaty ("PCT") Applications

        *************** ******************
        *************** *********************************

        Other Patents. As patent applications that cover the Licensed Technology are filed and issue in the Territory, they shall constitute Patents under this Agreement.

        Other Licensed Technology

        ThermoLase's trade secrets and know how relating to the inventions covered by the above patents, the operation and maintenance of the SoftLight Lasers and the performance of the SoftLight Procedures, as described more fully in the User Manual and the training to be provided by ThermoLase to Franchisee.

        European Trademarks

        ThermoLase has applied for EC trademarks for the following marks:

        Mark           Application Date         Classes
        ----           ----------------         -------

        SoftLight      April 6, 1996            9, 42

        Spa Thira      April 6, 1996            3, 42

                                       17PAGE

                                    EXHIBIT B

                              Schedule of Ownership


        JDM Investment, S.A.
        --------------------

             Yves Micheli             ____%
             D.B.C. Holding S.A.      ____%
             Jacques Dessange
                  Management, S.A.    ____%
             Benjamin Dessange        ____%
             Bernard Sagon            ____%
             Michel Couvin            ____%
             Daniel Conte             ____%

        D.B.C. Holding S.A.
        -------------------

             Franklin Holdings, S.A.  59.5%
             Jacques Dessange
                  Management, S.A.    ____%
             Benjamin Dessange        ____%
             Bernard Sagon            ____%
             Michel Couvin            ____%
             Daniel Conte             ____%










                                       18PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

                                                                EXHIBIT F
                                OPTION AGREEMENT

             This Agreement,  dated  as  of                   , 1996 (the
        "Effective Date") is made between ThermoLase Corporation, a Delaware corporation ("ThermoLase") and JDM Invest S.A., a French S.A. ("JDM").

             WHEREAS, ThermoLase and JDM have entered into an Operating Agreement for ThermoLase France L.L.C., a Delaware limited liability company (the "US LLC") of even date herewith (the "Operating Agreement"); and

             WHEREAS, ThermoLase and JDM have entered into a Shareholders Agreement for ThermoDess, S.A.S., a French S.A.S. ("SAS") of even date herewith (the "S.A.S. Agreement"); and

             WHEREAS, in connection with the execution of the Operating Agreement and the S.A.S. Agreement, JDM has agreed to grant ThermoLase an option to purchase those portions of JDM's equity interest in the US LLC and SAS described below.

             NOW, THEREFORE, ThermoLase and JDM hereby agree as follows:

             1. Grant of Option . JDM hereby grants to ThermoLase an irrevocable option (the "Option") to purchase from JDM the following assets (collectively, the "Fractional Interests"): (a) a one-tenth of one percent (.001) Membership Interest (as such term is defined in the Operating Agreement) of the US LLC now owned by JDM and (b) a one-tenth of one percent (.001) Membership Interest (as such term is defined in the S.A.S. Agreement and the Bylaws of SAS) of SAS now owned by JDM. ThermoLase may exercise the Option only in full, for the purchase from JDM of all Fractional Interests.

             2. Exercise Price . The aggregate exercise price for the Fractional Interests (the "Exercise Price") shall be determined as follows, based on the date on which ThermoLase exercises the
        Option:

        Exercise Date                    Exercise Price
        -------------                    --------------

        Prior to second anniversary      ***********************
        of Effective Date                ******************************
                                         ***************************
                                         ****************************
                                         *****************************
                                         ******************************
                                         ***********************
        On or after second               *********************
        anniversary of Effective Date    ******************************
        but prior to third               ******************************
        anniversary of Effective Date    ****************************
PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

                                         *****************************
                                         ******************************
                                         ***********************


        On or after third anniversary    *********************
        of Effective Date but prior      ******************************
        to fourth anniversary of         ******************************
        Effective Date                   ****************************
                                         *****************************
                                         ******************************
                                         ***********************
        On or after fourth               *********************
        anniversary of Effective Date    ******************************
                                         **************************
                                         ****************************
                                         *****************************
                                         ******************************
                                         ***********************

             Consolidated revenue and consolidated net income of SAS shall be determined in accordance with United States generally accepted accounting principles. For purposes of this Agreement, consolidated net revenue of SAS shall be determined without regard to any royalties paid by SAS to US LLC.

             3. Exercise of Option. The Option may be exercised by ThermoLase at any time by sending notice to JDM, specifying the calculation of the Exercise Price, and the place, date and time for closing of the purchase of the Fractional Interests (the "Closing"), provided that such date may not be more than thirty
        (30) nor less than ten (10) business days from the date of such notice. The Exercise Price shall be paid in U.S. Dollars, and to the extent that the amounts on which the calculation of the Exercise Price are not denominated in U.S. Dollars, such amounts shall be converted to U.S. Dollars at the average conversion rate as published in the New York edition of the Wall Street Journal during the 30 business days immediately prior to the Closing.
        At the Closing, JDM shall deliver all duly executed documents necessary to effectuate the transfer of the Fractional Interests to ThermoLase and ThermoLase shall deliver to JDM a wire transfer or certified or bank cashier's check payable to JDM in an amount equal to the Exercise Price. JDM covenants that at the time of transfer of the Fractional Interests such transfer will vest in ThermoLase full title to the Fractional Interests free and clear of all liens, pledges or other encumbrances.

             4. Adjustment in Certain Events. In the event of any mergers, consolidations, recapitalizations, combinations, conversions, exchanges, extraordinary or liquidating distributions, or other changes in the corporate or capital structure of the US LLC or SAS that would have the effect of diluting or changing ThermoLase's rights hereunder, the number

                                        1PAGE
        and kind of interests or securities subject to the Option shall be appropriately and equitably adjusted so that ThermoLase shall receive upon the exercise of the Option the interests or other securities or property that ThermoLase would have received in respect of the Fractional Interests if the Option had been exercised immediately prior to such event; provided, however, that the aggregate Exercise Price shall not be changed.

             5. Notices. Any notices required hereunder shall be given in the manner provided in the Operating Agreement.

             6. Amendments. This Agreement may only be modified by written agreement of the parties hereto.

             7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that ThermoLase may assign its rights and obligations to any affiliate of ThermoLase and provided, further, that JDM may not assign, delegate or otherwise transfer the Fractional Interests or any of its rights or obligations under this Agreement without the prior written consent of ThermoLase.

             8. Specific Performance. Each party's obligation under this Agreement is unique. If any party should default in his or its obligations under this Agreement, the parties each acknowledge that it would be extremely impractical to measure in full all of the resulting damages; accordingly, the nondefaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each knowingly and willingly waive the defense that a remedy in money damages will be adequate (with no party waiving his or its respective rights to pursue the remedy of money damages if it elects to do so). The terms of this Agreement are specifically enforceable.

             9. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

                     [Remainder of Page Intentionally Blank]






                                        2PAGE

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


        THERMOLASE CORPORATION                JDM INVEST S.A.



        By:_______________________            By:_____________________
        John C. Hansen, President             Name:
                                              Title:

                      [Signature Page to Option Agreement]






















                                        3PAGE

                                                                EXHIBIT G
                                                                ---------
                                SUPPLY AGREEMENT

             This Supply Agreement is entered into this ____ day of _______, 1996 by and among ThermoLase Corporation (hereinafter called "ThermoLase"), a corporation organized and existing under the laws of the State of Delaware, with its principal offices located at 10455 Pacific Center Court, San Diego, CA 92101,
        United States of America; Franklin Holding, S.A., a French corporation with its principal offices located at 37 Ave Franklin Roosevelt, 75008 Paris FRANCE ("Franklin"); ThermoLase - Dessange S.A.S., a French S.A.S. with its principal offices located at _________________ Paris FRANCE ("SAS") and ThermoLase France, L.L.C., a Delaware limited liability company ("LLC").

             ThermoLase, Franklin, LLC and SAS are sometimes collectively referred to herein as the "Parties" and individually as a "Party";

        1.   Definitions

             The following terms shall have the following meanings when capitalized herein:

             1.1 "Business Day" means a day on which banks are open for business in San Diego, California, U.S.A. and Paris, France.

             1.2 "Sublicense Agreement" means that Sublicense Agreement of even date herewith between SAS and LLC, pursuant to which SAS has been granted the right to practice the SoftLight Procedures in certain territories therein defined.

             1.3 "Other Products" means certain supplies and products, other than the SoftLight Products, which may be used in connection with the SoftLight Procedures and which ThermoLase and/or Franklin make available to SAS, including without limitation, smoke evacuator filters, waxing equipment and supplies, and lotions and cleansers.

             1.4  "Products" means the SoftLight  Products and the  Other
        Products.

             1.5 "SoftLight Laser" means a laser specified by ThermoLase for use with a lotion in the removal of unwanted human hair and the exfoliation or rejuvenation of skin.

             1.6  "SoftLight  Lotion"  means   the  lotion  approved   by
        ThermoLase for use in the SoftLight Procedures.

             1.7 "SoftLight Procedures" means the removal of unwanted human hair and the exfoliation or rejuvenation of skin using one or more SoftLight Lasers and the SoftLight Lotion.
PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

             1.8 "SoftLight Products" means the SoftLight Lasers and the SoftLight Lotions.

             1.9 "License Agreement" means that License Agreement of even date herewith between ThermoLase and LLC, pursuant to which LLC has been granted the right to practice and sublicense the SoftLight Procedures in certain territories therein defined.

        2.   SUPPLY OF PRODUCTS.

             2.1 SoftLight Products. LLC agrees to purchase all of its requirements for the SoftLight Products exclusively from ThermoLase upon the terms and conditions hereof. SAS agrees to purchase all of its requirements for the SoftLight Products exclusively from LLC upon the terms and conditions hereof. SAS and LLC agree that they shall not purchase any products similar to the SoftLight Products for use in the SoftLight Procedures from any other vendors.

             2.2 Use of SoftLight Products. SAS and LLC acknowledge and understand that the SoftLight Products have been carefully developed in order to maximize the safety and effectiveness of the SoftLight Procedures in compliance with applicable laws and regulations and ThermoLase's User Manual, and SAS and LLC covenant and agree not to (i) modify the same in any manner or
        (ii) use a SoftLight Laser in the absence of the SoftLight Lotion or otherwise in conjunction with any lotion, gel, compound or other substance which has not been approved in advance and in writing by ThermoLase as complying with applicable laws and regulations and satisfying ThermoLase's safety and efficacy standards with respect to the use of SoftLight Lasers. ThermoLase reserves the right to modify, from time to time during the term of this Agreement, the SoftLight Products supplied to hereunder. SAS and LLC expressly agree to use the SoftLight Products in accordance with the instructions of ThermoLase and the provisions of ThermoLase's User Manual, as it may be amended from time to time (the "User Manual").

             2.3 Other Products . SAS may, from time to time, purchase Other Products from ThermoLase and/or Franklin, but shall have no obligation to do so, and shall be free to purchase similar or competing products from other vendors. ThermoLase and Franklin shall supply Other Products to SAS based on their availability. ThermoLase and Franklin agree that they shall not, directly or indirectly through their subsidiaries or affiliates, supply Other Products to the sublicensees or subfranchisees of SAS.

        3.   PRICING.

             3.1 Price to SAS. ThermoLase, Franklin and LLC each agrees to sell the Products under this Agreement at a price *********
        *****************************************************************
        *****************************************************************
        *****************************************************************
                                        1PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMMISSIONS.

        *****************************************************************
        *********

             3.2  Price Charged  by SAS  .   Neither ThermoLase,  LLC  nor
        Franklin shall have any right under this Agreement to control the price at which SAS offers the SoftLight Procedures or the Other Products to its customers.

        4.   ORDERING AND DELIVERY.

             4.1  Purchase Orders.    From time to  time a party may order
        Products (as specified in Section 2) pursuant to written purchase orders specifying the quantity of Products ordered, the requested
        delivery  date(s)   and   any  special   shipping   or   delivery
        instructions. Subject  to  availability,  the  sellers  will  use
        reasonable  efforts  to  deliver   Products  to  the  buyers   in
        accordance with such  purchase orders.   All Products ordered  in
        accordance with this Section 4.1 shall be referred to as "Ordered Products". The price in effect for the Ordered Products when ordered shall be the price at which the buyer will be charged for the Ordered Products when shipped, in accordance with Section 3.1 above. The Parties agree that if the terms or conditions stated on any purchase order conflict with or are contradictory to any of the provisions of this Agreement, the provisions of this Agreement shall govern and the conflicting or contradictory provisions of such purchase order shall have no effect.

             4.2  Shipping  . The  seller  shall ship,  or  cause  to  be shipped, Products to the buyer, or another destination specified by the buyer, by a reputable commercial carrier reasonably acceptable to the buyer. The seller shall insure the Products in shipment, at the buyer's expense. The buyer shall be responsible for the cost of shipping the Products to the requested destinations.

             4.3 Risk of Loss . Risk of loss of the Products shall pass to buyer immediately upon delivery to a carrier for shipment to buyer.

        5.   PAYMENT TERMS.

             5.1 Invoice . The seller shall invoice the buyer monthly for all charges due hereunder. The Buyer shall remit payment in full to the seller, in the currency specified by the seller, no later than thirty (30) days following the date of each invoice.

             5.2 Taxes . All taxes payable with respect to the Products sold hereunder shall be paid by the buyer, except for the corresponding income taxes which shall be paid by seller, as applicable.

                                        2PAGE

        6.   MANUFACTURERS' WARRANTY; LIMITATIONS OF LIABILITY.

             6.1 Manufacturers' Warranty . The SoftLight Products may contain written warranties extended by their respective manufacturers. To the greatest extent permitted by law and the terms of the manufacturers' warranties, the benefits of such warranties shall be transferred by ThermoLase to LLC, by LLC to SAS, and by SAS to its end user customers. ThermoLase and LLC make no representations with respect to such manufacturers' warranties, nor do ThermoLase or LLC represent or guaranty that such warranties will be applicable to any person, including SAS's customers.

             6.2 NO OTHER WARRANTY . THERMOLASE, LLC AND FRANKLIN DISCLAIM ALL WARRANTIES AND CONDITIONS, EXPRESS AND IMPLIED, WITH RESPECT TO THE PRODUCTS, INCLUDING THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR AS TO THE RESULTS THAT MAY BE ATTAINED BY THE PERFORMANCE, PRACTICE OR OPERATION OF THE SOFTLIGHT PROCEDURES, INCLUDING WITHOUT LIMITATION THE SOFTLIGHT LASERS.

             6.3 Consequential Damages. Notwithstanding anything to the contrary contained in this Agreement, no party hereto shall be liable to the other for any indirect, special, consequential, incidental or punitive damages (including without limitation damages for loss of use of facilities or equipment, loss of revenue, loss of profits or loss of goodwill) regardless of (i) the negligence (either sole or concurrent) of the other party and
        (ii) whether the other party has been informed of the possibility of such damages.

        7.   TERMINATION.

             Unless  earlier  terminated  by  mutual  agreement  of   the
        parties,  this  Agreement  shall  remain  in  effect  until   the
        termination or expiration of the License Agreement. Upon any termination of this Agreement, all rights and obligations of the Parties hereunder shall immediately cease and terminate.

        8.   NOTICES.

             Whenever by the terms of this Agreement, notice, demand or other communication shall or may be given to a Party, the same shall be in writing and, addressed as follows, or to such other address or addresses as shall from time to time be designated by written notice by a Party to the other as herein provided:

             If to SAS:               __________________________
                                      __________________________
                                      __________________________
                                      Facsimile: ________________
                                      Attention: ________________

                                        3PAGE

             If to ThermoLase:        ThermoLase Corporation
                                      10455 Pacific Center Court
                                      San Diego, CA 92101, USA
                                      Attn: President

             with a copy to:          General Counsel
                                      Thermo Electron Corporation
                                      81 Wyman St.
                                      Waltham, MA 02254-9046 USA

             If to LLC:

             If to Franklin:          Franklin Holding, S.A.
                                      37 Ave Franklin Roosevelt
                                      75008 Paris FRANCE
                                      Attn: General Manager

        All notices shall be sent by registered or certified air mail, postage prepaid and return receipt requested, or by Federal Express or other comparable courier providing proof of delivery, and shall be deemed duly given and received (i) if mailed, on the tenth (10th) Business Day following the mailing thereof, or (ii) if sent by courier, the date of its receipt (or, if such day is not a Business Day, the next succeeding Business Day).

        9.   GOVERNING LAW AND LANGUAGE.

             This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A., excluding: (i) its conflict of laws principles; (ii) the United Nations Convention on Contracts for the International Sale of Goods; and (iii) the 1974 Convention on the Limitation Period in the International Sale of Goods (the "1974 Convention") and the Protocol amending the 1974 Convention, done at Vienna April 11, 1980. This Agreement is written in the English language and may be executed in two (2) or more counterparts, each of which shall be deemed an original. The English language text of this Agreement shall prevail over any translation hereof.

        10.  GENERAL PROVISIONS.

             10.1 Amendment. This Agreement shall not be deemed or construed to be modified, amended or waived, in whole or in part, except by written agreement of the parties.

             10.2 Entire Agreement . This Agreement, including all schedules hereto, constitutes the sole and entire agreement between the Parties with respect to the subject matter hereof, supersedes all prior agreements between the Parties either written or oral and shall not be supplemented, amended, varied or modified in any manner except by an instrument in writing signed by duly authorized representatives of both Parties.

                                        4PAGE

             10.3 Waiver . No delay or omission on the part of any Party to this Agreement in requiring performance by any other Party or in exercising any right hereunder shall operate as a waiver of any provision hereof or of any right hereunder, and the waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall not be construed as a bar to or waiver of such performance or right on any future occasion.

             10.4 Remedies Cumulative  .  Any and  all rights and remedies
        which a  Party may  have   under  this Agreement,  at law  or  in
        equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

             10.5 Headings  .  Article  and  Section  headings  and   the
        organization of this Agreement are for descriptive purposes only and shall not control or alter the meaning of this Agreement.

             10.6 Authority . The individuals executing this Agreement hereby represent and warrant that they are empowered and duly authorized to so execute this Agreement on behalf of the Parties they represent.

             10.7 Severability .If any provision of this Agreement is declared invalid or unenforceable by a court or other tribunal having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court or tribunal. The Parties shall consult and use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Agreement.

             10.8 Force Majeure . No Party will be liable in any respect for failures to perform hereunder due wholly or substantially to the elements, acts of God, acts of terrorism, acts of civil or military authority, fires, floods, epidemics, armed hostilities, riots and other unavoidable natural disasters beyond the control of the Parties.

             10.9 Dispute Resolution.

                  a.   Mediation  .   In   the  event   of  any   dispute,
        controversy or claim arising out of or relating to this Agreement or to a breach hereof, including its interpretation, performance or termination, the parties agree to follow the procedures set forth in this Section 10.9. First, the parties shall identify in writing the point on which they cannot agree (the "Disputed Point") and the respective positions of each party with respect to such point. The parties will refrain from making a decision on the Disputed Point for a period of up to two weeks. During such 2-week period, the parties will (i) consult with one another in
                                        5PAGE
        good faith with the goal of resolving the Disputed Point, (ii) engage a mutually acceptable impartial mediator who is fluent in both English and French (the "Mediator") to assist them in finding a mutually agreeable solution to the Disputed Point,
        (iii) study the economic or commercial bases on which each of the parties has based its position and the issues raised by each of the parties in respect of the Disputed Point, and (iv) cooperate with the Mediator in examining alternative solutions to the Disputed Point. The costs and expenses of the Mediator shall be shared equally by the parties. The parties will meet at the end of such 2-week period for the sole purpose of discussing and
        voting on the  Disputed Point.   The Mediator  shall conduct  the
        meeting and begin it with a summary of the situation, the nature of the Disputed Point and any proposed solutions, while reminding the parties of the consequences of the continuation of the dispute. The parties will use their good faith best efforts to agree on a solution prior to or during such meeting.

                  b. Arbitration .In  the event  that a  Disputed Point
        cannot be  resolved  by  the  mediation  procedure  described  in
        Section 10.9(a) above, and provided that the Deadlock resolution provisions of Article IX of the Operating Agreement do not apply, then such Disputed Point, shall be finally resolved by arbitration. The arbitration shall be conducted by one (1) arbitrator fluent in French and English, with experience in international commercial joint ventures, to be appointed by the presiding officer of the London Court of International Arbitration ("LCIA"). The arbitration shall be conducted in English, under the supervisory authority of the LCIA, and in accordance with the LCIA arbitration rules. Multiple arbitrations between the parties and their Affiliates relating to the same transaction or series of transactions may be aggregated in the same arbitration proceeding. The arbitration, including the rendering of the award, shall take place in London, England, and shall be the exclusive forum for resolving such dispute, controversy or claim. The decision of the arbitrator shall be binding upon the parties hereto, and the expense of the arbitration (including without limitation the award of attorneys' fees to the prevailing party) shall be paid as the arbitrator determines. The decision of the arbitrator shall be executory, and judgment thereon may be entered by any court of competent jurisdiction. The prevailing party in any arbitration shall be entitled to such reasonable attorneys' fees as may be awarded by the arbitrator. The non-prevailing party shall pay to the other party such reasonable attorneys' fees, together with such fees of the arbitrator and costs and expenses of the arbitration, as may be awarded by the arbitrator. Notwithstanding the foregoing, nothing in this section 10.9(b) shall be construed as limiting in any way the right of a party to seek injunctive relief with respect to any actual or threatened breach of this Agreement from a court of competent jurisdiction.

                                        6PAGE

        IN  WITNESS  HEREOF,  the  Parties  hereto  have  executed   this
        Agreement as of the date first set forth above.

        THERMOLASE CORPORATION             THERMOLASE - DESSANGE S.A.S.

        By:_______________________         By:_________________________
        Name:                              Name:
        Title:                             Title:


        FRANKLIN HOLDING, S.A.             THERMOLASE FRANCE, L.L.C.

        By:_______________________         By:_________________________
        Name:                              Name:
        Title:                             Title:

                      [Signature Page to Supply Agreement]